[PHOTO]

June 30, 1999

NORTHWESTERN
MUTUAL LIFE-Registered Trademark-

The Quiet Company-Registered Trademark-



                                                              SEMI-ANNUAL REPORT


            NML VARIABLE ANNUITY ACCOUNT B

                    Nontax Qualified Annuities

                    Individual Retirement Annuities

                    Roth IRAs

                    Simplified Employee Pension Plan IRAs

                    SIMPLE IRAs

                    Tax Deferred Annuities

                    457 Deferred Compensation Plan Annuities

                    Non-Transferable Annuities

[PHOTO]

Northwestern Mutual
Series Fund, Inc. and
Russell Insurance Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202

                                 CONTENTS

CONTRACT OWNER PRIVILEGES

FREE TRANSFERS AMONG PORTFOLIOS
You can change your investment allocation or transfer values among the divisions. Use the NML Express 800 number, or submit the request form found at the end of this report. If a pre-authorization form was returned to the Home Office you may also transfer among the portfolios by phone. Same day changes can also be accomplished if a request form is faxed to the Home Office.

CONTRACT OWNERS COMMUNICATIONS
NML Express give you convenient 24-hour access to the latest information about your contract. You receive confirmation statements with each transaction, quarterly summary statements, a VA HISTORICAL PERFORMANCE brochure at year-end and the ANNUITY ASPECTS newsletter featuring annuity funds, portfolio managers and other annuity information.

AUTOMATIC INVESTMENT PLAN
You can set-up a convenient method of direct investing under our Electronic Funds Transfer (EFT) Plan. Your bank can transmit money safely and quickly from your bank checking or NOW account.

AUTOMATIC DOLLAR COST AVERAGING PLAN
This plan automatically transfers money from the Money Market Portfolio to any of the portfolios on a monthly or quarterly basis. It theoretically works by letting the "law of averages" even out marketplace volatility.

PORTFOLIO REBALANCING
To help variable annuity contract owners maintain their asset allocation plan over time, Northwestern Mutual offers "Portfolio Rebalancing." The service will automatically readjust investment option allocations on a periodic basis back to specified allocation percentages.

INTEREST SWEEPS
By electing the Interest Sweeps service, Northwestern Mutual will automatically sweep or transfer interest earnings periodically from the Guaranteed Interest Fund (GIF) to any combination of variable investment options. Interest earnings can be swept monthly, quarterly, semi-annually or annually.

SPECIAL WITHDRAWAL PRIVILEGE
For contracts with a $10,000 balance and money in a surrender category, if any, you can withdraw an amount without incurring a surrender charge. Beginning on the first anniversary, the amount available is the lesser of 10% of the contract accumulation value, or 100% of the contract earnings.

                             HOW TO GET MORE INFORMATION

     - NML EXPRESS:
                           1-800-519-4NML (1-800-519-4665)
     Get up-to-date information about your contract at your convenience with your contract number and your Personal Identification Number (PIN). Call toll-free to review contract values and unit values, transfer among portfolios, change the allocation and obtain fund performance information.
     - INFORMATION ON THE INTERNET:
                www.northwesternmutual.com
       For information about Northwestern Mutual Life, visit us on our Website. Included is information on Daily Variable Annuity Unit Value Prices, Quarterly Performance, and Fund Information.
     - CONTACT YOUR NORTHWESTERN MUTUAL AGENT. . .if you have questions about your contract or any of the contract owner privileges.

CONTENTS

Letter to Contract Owners                                                      1
Performance Summary for Separate Accounts                                      2
Economic Overview and Outlook                                                  4
Series Fund Objectives and Schedule of Investments                             5
  Small Cap Growth Stock Portfolio                                             5
  Aggressive Growth Stock Portfolio                                            8
  International Equity Portfolio                                              11
  Index 400 Stock Portfolio                                                   15
  Growth Stock Portfolio                                                      21
  Growth and Income Stock Portfolio                                           24
  Index 500 Stock Portfolio                                                   27
  Balanced Portfolio                                                          34
  High Yield Bond Portfolio                                                   48
  Select Bond Portfolio                                                       53
  Money Market Portfolio                                                      58
Series Fund Financial Statements                                              60
  Small Cap Growth Stock Portfolio                                            60
  Aggressive Growth Stock Portfolio                                           63
  International Equity Portfolio                                              66
  Index 400 Stock Portfolio                                                   69
  Growth Stock Portfolio                                                      72
  Growth and Income Stock Portfolio                                           75
  Index 500 Stock Portfolio                                                   78
  Balanced Portfolio                                                          81
  High Yield Bond Portfolio                                                   84
  Select Bond Portfolio                                                       87
  Money Market Portfolio                                                      90
Notes to Series Fund Financial Statements                                     93
Account B Financial Statements                                                96
  Notes to Account B Financial Statements                                    101
Directors and Officers                                                       105

LETTER TO CONTRACT OWNERS
LETTER TO CONTRACT OWNERS

July 31, 1999

During the first six months of 1999, the stock market and the economy continued their long-term positive trends. As bond yields have risen gradually but steadily over the last six months, bond prices have trended generally down. The portfolios underlying Northwestern Mutual's annuity products continued to perform in line with their stated objectives, providing contract owners returns that will contribute to achieving long-term financial goals.

In recent months we have introduced several new funds, which provide even more choice of investment objectives. Following the 1998 acquisition of Frank Russell Company by Northwestern Mutual, we have added five funds managed by Russell. These include the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, the Real Estate Securities Fund and the Core Bond Fund. These funds, their investment styles, and their performance are discussed in a section at the back of this publication.

In addition, we have added two funds to the group traditionally offered by Northwestern Mutual. The new Small Cap Growth Stock Portfolio is managed in a style similar to that of the Aggressive Growth Stock portfolio, but with an emphasis on smaller-capitalization stocks. The Index 400 Stock Portfolio provides an opportunity to participate in the middle-capitalization segment of the market through a fund designed to match the performance of the S&P 400 MidCap Index.

Economic expansion continued during the first half of 1999, as most of the problems that affected markets during the closing months of last year seemed to abate. Economies in Asia appear to have stabilized, and growth has resumed in most areas, spurring increased demand for raw materials such as oil and steel. This year, as in the last three years, forecasters began the year with expectations of a slowdown; early forecasts called for real growth of around 2 percent for the year. With continued positive economic news and Federal Reserve policy that seems to favor growth, though tempered with some concern about inflation, forecasts have moved upward. It now appears possible that growth in 1999 will be not much below last year's rate of more than 4 percent.

The next time you receive a report of this type from us, we will have celebrated the beginning of a new millennium. Between now and then, businesses, governments and individuals throughout the world will be taking precautions to avoid possible disruptions caused by computer problems. At Northwestern Mutual, we have been preparing for the computer requirements associated with the approaching turn of the century since early 1996. We completed assessment of our internal systems in 1996, and we have worked with our vendors and business partners to identify and assess our potential exposure to problems they might encounter. We have now made the necessary changes and tested our systems, and each of our departments has prepared a contingency plan. We and our business partners bear all the costs of identifying and resolving issues associated with the year 2000; these costs will have no effect on the performance of your account.
[PHOTO]
We believe that our systems are ready for the year 2000, but issues in this area carry the risk of unforeseen problems. Performance of the economy and investments of all types may also be affected by year 2000 issues. For example, it is possible that companies will purchase larger than normal amounts of inventory and supplies in the last months of 1999, in anticipation of possible problems early in 2000. If this happens, economic growth may appear artificially high at the end of this year, followed by a slowdown next year, as excess inventories are liquidated. Financial markets may be distorted by these and other non-recurring events.

We have taken many precautions, in our investments and our business as a whole, to avoid problems that the turn of the century may bring, and we believe that any problems that occur will be short-term in duration. In this matter, as in all aspects of investing, we urge you to take a long-term view, as we do. We hope that you will continue to invest with Northwestern Mutual in 2000 and for many years in the future.

The Northwestern Mutual Life Insurance Company

       [JAMES D. ERICSON]
James D. Ericson, President and
Chief Executive Officer

                                       --

PERFORMANCE SUMMARY

PERFORMANCE SUMMARY as of June 30, 1999

FRONT LOAD CONTRACT

                                                                                                Growth &
Total return                    Small Cap      Aggressive   International Index 400  Growth     Income     Index 500
at unit value                   Growth Stock   Growth Stk.  Equity        Stock      Stock      Stock      Stock      Balanced
(as of 6/30/99)                 Portfolio      Portfolio    Portfolio     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------------
1 year........................  -              2.73%        (0.50%)       -          14.34%     14.63%     17.48%     9.05%
5 years.......................  -              126.63%      75.57%        -          181.17%    168.17%    219.97%    114.26%
  Annualized..................  -              17.78%       11.91%        -          22.97%     21.81%     26.19%     16.46%
10 years......................  -              -            -             -          -          -          -          209.20%
  Annualized..................  -              -            -             -          -          -          -          11.95%
Since inception...............  15.99%~        330.27%*     112.34%^      1.21%~     177.74%#   162.22%#   373.51%*   -
  Annualized..................  -              18.56%       12.99%        -          21.90%     20.55%     19.89%     -
Current Yield##...............

BACK LOAD CONTRACT WITHOUT SURRENDER

                                                                                                Growth &
Total return                    Small Cap      Aggressive   International Index 400  Growth     Income     Index 500
at unit value                   Growth Stock   Growth Stk.  Equity        Stock      Stock      Stock      Stock      Balanced
(as of 6/30/99)                 Portfolio      Portfolio    Portfolio     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------------
1 year........................  -              5.99%        2.66%         -          17.97%     18.27%     21.21%     12.51%
5 years.......................  -              125.05%      74.34%        -          179.21%    166.30%    217.74%    112.77%
  Annualized..................  -              17.61%       11.76%        -          22.80%     21.64%     26.01%     16.30%
10 years......................  -              -            -             -          -          -          -          192.69%
  Annualized..................  -              -            -             -          -          -          -          11.34%
Since inception...............  20.65%~        313.15%*     108.56%^      5.28%~     175.43%#   160.04%#   354.69%*   -
  Annualized..................  -              18.00%       12.66%        -          21.70%     20.35%     19.32%     -
Current Yield##...............

BACK LOAD CONTRACT WITH SURRENDER
                                                                                                Growth &
Total return                    Small Cap      Aggressive   International Index 400  Growth     Income     Index 500
at unit value                   Growth Stock   Growth Stk.  Equity        Stock      Stock      Stock      Stock      Balanced
(as of 6/30/99)                 Portfolio      Portfolio    Portfolio     Portfolio  Portfolio  Portfolio  Portfolio  Portfolio
-------------------------------------------------------------------------------------------------------------------------------
1 year........................  -              (2.01%)      (5.34%)       -          9.97%      10.27%     13.21%     4.51%
5 years.......................  -              121.05%      70.34%        -          175.21%    162.30%    213.74%    108.77%
  Annualized..................  -              17.19%       11.24%        -          22.44%     21.27%     25.69%     15.86%
10 years......................  -              -            -             -          -          -          -          192.69%
  Annualized..................  -              -            -             -          -          -          -          11.34%
Since inception...............  12.65%~        313.15%*     106.56%^      (2.72%)~   172.43%#   157.04%#   354.69%*   -
  Annualized..................  -              18.00%       12.48%        -          21.44%     20.08%     19.32%     -
Current Yield##...............

All total return figures are for divisions of NML Variable Annuity Account B and are based on the change in unit value, which reflects expenses, such as account charges and fees applied at the contract level; figures for the Front Load contract reflect a maximum sales load of 4%; figures for the Back Load contract with surrender reflect deductions for a maximum 8% withdrawal charge, declining at a rate of 1% per year. The data reflects an initial contract size of $10,000 for the Front Load (minimum size) and $1,000 for the Back Load. Performance data represents past results and is not a guarantee of future results. Future unit values and investment returns may vary so an investor's units, when redeemed, may be worth more or less than their original value. Performance for other separate accounts will differ.

* Inception date of 12/3/90.
# Inception date of 5/3/94.
^ Inception date of 4/30/93.
~ Inception date of 4/30/99. Reflects total return for the two month period 4/30/99 - 6/30/99; not annualized.
+ Inception date of these portfolios in Account B was 4/30/99. Actual fund inception was 1/2/97. Performance quoted prior to 4/30/99 is based on actual investment experience, adjusted for expenses of the product. These returns are not a guarantee of future performance.

## For the seven-day period ended June 30, 1999, the Money Market Portfolio's yield was 4.83% and was equivalent to a compound effective yield of 4.95%. The seven-day yield does not include deductions that are included in the separate accounts. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

Note: "Standard and Poor's 500" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The Series Fund and its Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in them.

                                      ---

                                                                     Russell
                                  Russell     Russell                Real
High Yield  Select     Money      Multi-Style Aggressive  Russell    Estate      Russell
Bond        Bond       Market     Equity      Equity      Non-U.S.   Securities  Core Bond
Portfolio   Portfolio  Portfolio  Fund+       Fund+       Fund+      Fund        Fund+
-------------------------------------------------------------------------------
(10.71%)    (1.08%)    0.44%      14.67%      (8.85%)     2.49%      -           (2.27%)
53.09%      36.08%     21.96%     -           -           -          -           -
8.89%       6.36%      4.05%      -           -           -          -           -
-           99.40%     53.44%     -           -           -          -           -
-           7.15%      4.37%      -           -           -          -           -
54.67%#     -          -          76.20%      30.92%      15.19%     (5.50%)~    10.68%
8.82%       -          -          25.54%      11.42%      5.84%      -           4.16%
                       4.83%

                                                                     Russell
                                  Russell     Russell                Real
High Yield  Select     Money      Multi-Style Aggressive  Russell    Estate      Russell
Bond        Bond       Market     Equity      Equity      Non-U.S.   Securities  Core Bond
Portfolio   Portfolio  Portfolio  Fund+       Fund+       Fund+      Fund        Fund+
-------------------------------------------------------------------------------
(7.87%)     2.06%      3.63%      18.31%      (5.96%)     5.75%      -           0.83%
52.02%      35.13%     21.11%     -           -           -          -           -
8.74%       6.21%      3.90%      -           -           -          -           -
-           88.75%     45.24%     -           -           -          -           -
-           6.56%      3.80%      -           -           -          -           -
53.38%#     -          -          79.32%      33.24%      17.22%     (1.71%)~    12.64%
8.65%       -          -          26.43%      12.21%      6.59%      -           4.90%
                       4.83%

                                                                     Russell
                                  Russell     Russell                Real
High Yield  Select     Money      Multi-Style Aggressive  Russell    Estate      Russell
Bond        Bond       Market     Equity      Equity      Non-U.S.   Securities  Core Bond
Portfolio   Portfolio  Portfolio  Fund+       Fund+       Fund+      Fund        Fund+
-------------------------------------------------------------------------------
(15.87%)    (5.94%)    (4.37%)    10.31%      (13.96%)    (2.25%)    -           (7.17%)
48.02%      31.13%     17.11%     -           -           -          -           -
8.16%       5.57%      3.21%      -           -           -          -           -
-           88.75%     45.24%     -           -           -          -           -
-           6.56%      3.80%      -           -           -          -           -
50.38%#     -          -          73.32%      27.24%      11.22%     (9.71%)~    6.64%
8.23%       -          -          24.71%      10.16%      4.36%      -           2.61%
                       4.83%

                                      ---

OVERVIEW AND OUTLOOK

--------------------------------------------------------------------------------

THE ECONOMY

The current period of economic growth in the United States has now been in place since 1991, making it the longest peacetime expansion ever, and there are few signs that growth is abating. A 6.1 percent surge in gross domestic product in the fourth quarter pushed real growth for the full year 1998 up to 4.3 percent. Based on continued strength in the early months of this year, with real growth at a 5.2 percent pace in the first quarter, the consensus estimate for real growth in 1999 is now just below 4 percent.

Highly encouraging are technology-driven productivity gains, which are especially beneficial because they enable profits to rise without price increases. Federal Reserve Chairman Alan Greenspan recently told Congress that the economy's potential non-inflationary growth rate was now 3 percent, with 2 percentage points attributable to improved productivity and the remaining percentage point to increased employment. Continued growth above this target rate, plus some concern about inflation, led to a quarter-point increase in interest rates by the Federal Reserve at the end of June. The relatively small move up was accompanied by a statement that the bias for the immediate future is neutral. This statement, along with reports of no inflation in May and June, indicates that monetary policy should be favorable for growth in the months ahead.

     Economic Growth
     and Inflation

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             REAL GDP      CPI-U
 1989              3.4%       4.6%
 1990              1.3%       6.1%
 1991             -1.0%       3.1%
 1992              2.7%       2.9%
 1993              2.3%       2.7%
 1994              3.5%       2.7%
 1995              2.0%       2.5%
 1996              2.2%       3.3%
 1997              3.8%       1.9%
 1998              4.3%       1.7%

       Source: U.S. Department of Commerce. Year-to-year percentage change in Real Gross Domestic Product is used for real economic growth. December-to-December percentage change in the Consumer Price Index-- Urban is used for the inflation rate.

--------------------------------------------------------------------------------

THE EQUITY MARKET

The domestic equity market continued its long-term upward trend during the first half of 1998, except for a modest correction in May and early June. This correction can probably be attributed to a Consumer Price Index report for April that suggested a pick-up in inflation. Inflation reports for May and June indicated that an inflation rate of zero pushed stock prices higher.

For the 12 months ended June 1999, total return from the Standard & Poor's 500 Index was 22.9%; return for the last six months was 12.38%. Markets responded favorably to the Federal Reserve's interest rate increase in late June, mainly because of accompanying statements that eased fears of further tightening. Both the S&P 500 Index and the NASDAQ Composite ended June at record levels. Most foreign markets were strong, as well, benefiting from stability in Europe and a pronounced recovery from Asian financial crisis.

This market strength has broadened in recent months to include stocks beyond the large growth stocks and technology favorites that have been driving market performance. The Russell 2000 Index, which measures the performance of smaller-capitalization issues, delivered a total return of 9.3% for the first six months of 1999, versus a negative 2.6% for all of 1998.

     Annual Total Returns
     from S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

6/30/90        16.2%
6/30/91         7.3%
6/30/92        13.4%
6/30/93        13.6%
6/30/94         1.3%
6/30/95        25.9%
6/30/96        25.9%
6/30/97        34.6%
6/30/98        30.0%
6/30/99        22.7%

       Source: Standard & Poor's

--------------------------------------------------------------------------------

THE BOND MARKET

During the first six months of 1999, interest rates moved up steadily; by the end of June, the yield on 30-year Treasury bonds was 6.18%, up from 5.0% at the end of 1998. This movement was driven largely by the market's nervousness about higher inflation. Inflation fears were fueled by continued strong economic growth, accompanied by some signs of increasing inflation. The Federal Reserve's modest tightening at the end of June drove bond prices up because the Fed announced it did not expect to further tighten monetary policy in the near term.

During the first calendar quarter of 1999, signs of economic recovery in emerging markets and continued strength in the U.S. economy led to a reversal of the flight to quality that characterized the bond market in late 1998, making Treasury securities the worst performing class of bonds for the quarter. In the second quarter, spreads between corporate and government bonds widened, resulting in relatively poor performance for corporate bonds and other spread securities. Mortgages performed well in the first quarter, as rising rates quelled fears of prepayment; they underperformed in the second quarter, as volatility increased and durations lengthened in a declining market.

     Annual Total Returns from
     Merrill Lynch Domestic Master Index

 EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 6/30/90     7.3%
 6/30/91       10.9%
 6/30/92       14.1%
 6/30/93       11.9%
 6/30/94       -1.0%
 6/30/95       12.6%
 6/30/96        5.0%
 6/30/97        8.2%
 6/30/98       10.7%
 6/30/99        3.1%

       Source: Merrill Lynch. The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds.

                                       --

SMALL CAP GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Maximum long-term appreciation of    Strive for the highest possible rate of capital        $12,993,000
capital                              appreciation by investing in companies with potential
                                     for rapid growth.

SMALL CAP GROWTH STOCK PORTFOLIO
The Small Cap Growth Stock Portfolio owns the stocks of emerging growth companies. The Portfolio is managed with a target of $1 billion median market capitalization; holdings include both larger and smaller companies. Since portfolios of small-capitalization stocks tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.

This new Portfolio, which began operations April 30,1999, benefited in its first two months from a very healthy environment for small-capitalization stocks, especially in the technology sector. Clarify, Kent Electronics, QLogic and PMC Sierra were among the stocks that contributed to the fund's strong performance. The largest concentration of holdings is in technology, an industry that has become famous for its growth potential. Other industry themes include consumer cyclicals, which benefit from a positive consumer environment, and business services, where the trend to outsourcing is creating growth opportunities.

       Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY                                       34%
CONSUMER CYCLICAL                                14%
FINANCE                                           9%
ENERGY                                            9%
INDUSTRIAL & TRANSPORTATION                       8%
BUSINESS SERVICES                                 6%
CONSUMER STAPLES                                  5%
HEALTH CARE                                       4%
RUSSELL 2000 INDEX FUTURES                        5%
SHORT-TERM INVESTMENTS                            6%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPANY                                                           % OF NET ASSETS
KENT ELECTRONICS CORPORATION                                                 3.2%
QLOGIC CORPORATION                                                          2.17%
CLARIFY, INC.                                                                2.6%
DYCOM INDUSTRIES, INC.                                                       2.5%
SEMETECH CORPORATION                                                         2.4%
GREAT PLAINS SOFTWARE, INC.                                                  2.3%
PMC-SIERRA, INC.                                                             2.1%
CYMER, INC.                                                                  2.1%
THE CORPORATE EXECUTIVE BOARD COMPANY                                        2.1%
CITADEL COMMUNICATIONS CORPORATION                                           2.0%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            SMALL CAP GROWTH         S&P 600         RUSSELL 2000
                                                                PORTFOLIO             INDEX             INDEX
4/99                                                                       $10,000     $10,000                 $10,000
6/99                                                                        12,090      10,826                  10,605
AVERAGE ANNUAL TOTAL RETURN
FOR THE TWO MONTHS ENDED JUNE 30, 1999
                                                                                                       SINCE INCEPTION
Small Cap Stock Portfolio                                                                                       20.90%
S&P 600 Index                                                                                                    8.26%
Russell 2000 Index                                                                                               6.05%

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the Portfolio's performance are the Standard & Poor's (S&P) SmallCap 600 Index and Russell 2000 Index.
    The Standard & Poor's SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of June 30, 1999, the 600 companies in the composite had median market capitalization of $483 million and total market value of $357 billion. The SmallCap 600 represents approximately 2% of the market value of S&P's database of over 8,200 equities.
    The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was $4.4 billion; the median market capitalization was $701.7 million. Market capitalization of companies in the Index ranged from $407.2 billion to $178.2 million.
    The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $526 million; the median market capitalization was approximately $428 million. The largest company in the index had a total market capitalization of approximately $1.3 billion.
    This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

SMALL CAP GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (88.5%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
BASIC MATERIALS (1.7%)
Cambrex Corporation                                           8,400   $      221
                                                                      -----------
BUSINESS SERVICES (3.7%)
*The Corporate Executive Board Company.                       7,500          267
*Steiner Leisure, Ltd.                                        7,100          215
                                                                      -----------
    TOTAL                                                                    482
                                                                      -----------
CAPITAL GOODS (3.7%)
*Dycom Industries, Inc.                                       5,700          319
Kaydon Corporation                                            4,900          165
                                                                      -----------
    TOTAL                                                                    484
                                                                      -----------
COMMUNICATION SERVICES (1.8%)
*Crown Castle International Co.                              11,100          231
                                                                      -----------
CONSUMER CYCLICAL (13.6%)
*99 Cents Only Stores                                         4,400          220
*Catalina Marketing Corporation                               2,300          212
*David's Bridal Inc.                                          8,300          129
*Dollar Tree Stores, Inc.                                     4,600          202
Fastenal Company                                              4,200          220
*Getty Images, Inc.                                           9,000          170
*Linens 'N Things, Inc.                                       5,100          223
*Sonic Automotive, Inc.                                      11,700          161
*Tower Automotive, Inc.                                       9,100          231
                                                                      -----------
    TOTAL                                                                  1,768
                                                                      -----------
CONSUMER STAPLES (5.4%)
*American Italian Pasta Co. - CL A                            7,300          222
*Citadel Communications Corporation                           7,300          264
*Westwood One Inc.                                            6,100          218
                                                                      -----------
    TOTAL                                                                    704
                                                                      -----------
ENERGY (9.4%)
*Barrett Resources Corporation                                6,500          249
*Basin Exploration Inc.                                      11,800          237
*Global Industries, Ltd.                                     18,100          232
*Nabors Industries, Inc.                                     10,000          244
*Stone Energy Corporation                                     6,000          254
                                                                      -----------
    TOTAL                                                                  1,216
                                                                      -----------
FINANCE (8.5%)
Investors Financial Services Corp.                            5,900          236
*Prism Financial Corporation                                 12,300          251

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (88.5%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
FINANCE (CONTINUED)
Radian Group Inc.                                             4,500   $      220
*Trammell Crow Company                                        9,200          151
Waddell & Reed Financial, Inc.                                9,100          250
                                                                      -----------
    TOTAL                                                                  1,108
                                                                      -----------
HEALTHCARE (3.9%)
*Patterson Dental Company                                     5,100          177
*Sybron International Corporation                             8,000          221
*Wesley Jessen VisionCare, Inc.                               3,300          107
                                                                      -----------
    TOTAL                                                                    505
                                                                      -----------
TECHNOLOGY (33.9%)
*Advent Software Inc.                                         3,200          214
*CBT Group Public Limited Company                            13,700          226
*CDW Computer Centers, Inc.                                   4,900          216
*Clarify Inc.                                                 8,100          334
*Complete Business Solutions, Inc.                              600           11
*Copper Mountain Networks                                     1,400          108
*Cymer, Inc.                                                 10,800          270
*Dionex Corporation                                           4,900          198
*Etec Systems, Inc.                                           6,900          229
*Great Plains Software, Inc.                                  6,300          297
*Inet Technologies Inc.                                       3,400           82
*Kent Electronics Corporation                                20,900          414
*Northpoint Communications                                    3,700          135
*Onesource Information Service                                2,400           21
*PMC-Sierra, Inc.                                             4,600          271
*QLogic Corporation                                           2,700          356
*Ramp Networks Inc                                            1,400           20
*Scient Corporation                                           2,200          105
*Semtech Corporation                                          5,900          308
*Viant Corporation                                            4,700          165
*Visio Corporation                                            4,400          167
*Whittman-Hart Inc.                                           7,900          251
                                                                      -----------
    TOTAL                                                                  4,398
                                                                      -----------
TRANSPORTATION (2.9%)
*Knight Transportation, Inc.                                  8,200          175
*Swift Transportation Co., Inc.                               9,300          205
                                                                      -----------
    TOTAL                                                                    380
                                                                      -----------
    TOTAL COMMON STOCK                                                    11,497
                                                                      -----------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                        MARKET
                                                                         VALUE
MONEY MARKET INVESTMENTS (9.2%)                            PAR          (000'S)
---------------------------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (0.8%)
#Federal National Mortgage Association, 4.829%,
 09/22/99                                                   100,000   $       99
                                                                      -----------
PERSONAL CREDIT INSTITUTIONS (8.4%)
General Electric Capital Corporation, 5.70%, 07/01/99     1,100,000        1,100
                                                                      -----------
    TOTAL MONEY MARKET INVESTMENTS                                         1,199
                                                                      -----------
    TOTAL INVESTMENTS (97.7%) (COST $11,354,653)^                         12,696
    OTHER ASSETS, LESS LIABILITIES (2.3%)                                    297
                                                                      -----------
    TOTAL NET ASSETS (100.0%)                                         $   12,993
                                                                      -----------

* Non-Income Producing

ADR-American Depository Receipt

^At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $11,354,653 and the net unrealized appreciation of investments based on that cost was $1,341,327 which was comprised of $1,455,720 aggregate gross unrealized appreciation and $114,393 aggregate gross unrealized depreciation.

#Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1999 is summarized below:

                                                UNREALIZED
                       NUMBER OF   EXPIRATION  APPRECIATION
ISSUER                 CONTRACTS      DATE        (000'S)
------------------------------------------------------------
Russell 2000 Future        3          9/99          $19
 Index (Total
 Notional Value at
 6/30/99, $674,025)

    The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Maximum long-term appreciation of    Strive for the highest possible rate of capital        $1,147,356,000
capital                              appreciation by investing in companies with potential
                                     for rapid growth.

AGGRESSIVE GROWTH STOCK PORTFOLIO

The Aggressive Growth Stock Portfolio owns the stocks of growth companies, generally with market capitalizations of less than $10 billion. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns. The focus in stock selection is on the individual companies' ability to generate revenue, expanding profit margins and solid balance sheets; industry sector selection is of secondary importance.

During the first half of 1999, the portfolio benefited from a broadening of the market's strength, which had previously been concentrated in large-company stocks and technology issues. Increased energy holdings have contributed to performance in recent months, as recovering economies in Asia increased demand for energy, as well as for a broad range of goods. A top performer was Qlogic, which provides integrated circuits, which enable high-speed communication from processors to peripherals. Other holdings that contributed to results were consumer cyclical stocks, particularly retailers, and service providers that benefit from the trend to outsourcing by businesses.

       Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY                                       34%
CONSUMER CYCLICAL                                22%
INDUSTRIAL & TRANSPORTATION                      10%
HEALTH CARE                                       8%
CONSUMER STAPLES                                  6%
FINANCE                                           6%
BUSINESS SERVICES                                 5%
ENERGY                                            5%
SHORT-TERM INVESTMENTS                            4%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPANY                                                       % OF NET ASSETS
UNIPHASE CORPORATION                                                     3.5%
CATALINA MARKETING CORPORATION                                           2.6%
COMVERSE TECHNOLOGY, INC.                                                2.6%
GEMSTAR INTERNATIONAL GROUP LIMITED                                      2.5%
KNIGHT/TRIMARK GROUP, INC.                                               2.5%
O'REILLY AUTOMOTIVE, INC.                                                2.4%
TELLABS, INC.                                                            2.3%
SANMINA CORPORATION                                                      2.2%
PMC-SIERRA, INC.                                                         2.1%
CINTAS CORPORATION                                                       2.1%

     Performance Relative
     to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   AGGRESSIVE GROWTH            WILSHIRE SMALL          WILSHIRE NEXT
                                    STOCK PORTFOLIO               CAP INDEX               1750 INDEX          S&P 400 INDEX
11/90                                              $10,000                 $10,000                 $10,000             $10,000
6/91                                                12,593                  13,285                  13,187              13,070
6/92                                                13,994                  15,635                  15,209              15,305
6/93                                                17,133                  19,477                  19,263              19,664
6/94                                                19,354                  20,158                  19,830              19,652
6/95                                                24,448                  24,087                  24,180              24,042
6/96                                                35,003                  29,133                  30,111              29,233
6/97                                                36,545                  36,609                  35,173              36,050
6/98                                                43,439                  43,990                  42,257              45,838
6/99                                                46,685                  47,355                  43,436              53,708
AVERAGE ANNUAL
TOTAL RETURN
FOR PERIODS ENDED
JUNE 30, 1999
                                                  ONE YEAR              FIVE YEARS         SINCE INCEPTION
Aggressive Growth
Stock Portfolio                                      7.47%                  19.26%                  19.66%
Wilshire Small Cap Index                             7.65%                  18.63%                  19.86%
Wilshire Next 1750 Index                             2.79%                  16.98%                  18.66%
S&P MidCap 400 Index                                17.17%                  22.27%                  21.63%

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio's performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. Because the average market capitalization of the Aggressive Growth Fund has recently increased, the S&P MidCap 400 Index is more representative of the current composition of this Portfolio than the Wilshire Next 1750 Index and Wilshire Small Cap Index, which are the small-capitalization indices used in the past.
    The Wilshire Next 1750 is an unmanaged, equally weighted index. Included in this index are those stocks which are ranked 750 to 2500 by market capitalization in the Wilshire 5000. The largest sectors represented in this index are technology, financial services and consumer services. Market capitalization ranges from $1.8 billion to $244 million.
    The Wilshire Small Cap Index is a subset of the Wilshire Next 1750 and includes 250 stocks chosen based upon their size, sector and liquidity characteristics. Each stock is equally weighted in this unmanaged index. The average market capitalization is approximately $930 million. The largest sector weightings include technology, financial services, and consumer services.
    On May 3, 1994, the Northwestern Mutual Aggressive Growth Stock Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc. Aggressive Growth Stock Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.
    This chart assumes an initial investment of $10,000 made on 11/30/90 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

AGGRESSIVE GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (96.1%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
BASIC MATERIALS (0.9%)
Cambrex Corporation                                         402,700   $   10,571
                                                                      -----------
BUSINESS SERVICES (3.6%)
*The Corporate Executive Board Company                      244,500        8,695
*Interim Services, Inc.                                     355,200        7,326
*Metzler Group, Inc.                                        335,050        9,256
*Steiner Leisure, Ltd.                                      521,550       15,809
                                                                      -----------
    TOTAL                                                                 41,086
                                                                      -----------
CAPITAL GOODS (7.6%)
*Jabil Circuit, Inc.                                        494,500       22,314
Kaydon Corporation                                          323,400       10,874
*Republic Services, Inc.                                    523,200       12,949
*Sanmina Corporation                                        326,300       24,758
*Tetra Tech, Inc.                                           848,678       14,003
*Triumph Group, Inc.                                        100,000        2,550
                                                                      -----------
    TOTAL                                                                 87,448
                                                                      -----------
COMMUNICATION SERVICES (1.1%)
*Crown Castle International Co.                             602,300       12,535
                                                                      -----------
CONSUMER CYCLICAL (21.8%)
*99 Cents Only Stores                                       339,775       16,968
*Abercrombie & Fitch Co.                                    224,200       10,762
*Catalina Marketing Corporation                             325,200       29,918
Cintas Corporation                                          356,900       23,979
*Dollar Tree Stores, Inc.                                   385,200       16,949
Fastenal Company                                            224,800       11,788
Galileo International, Inc.                                 380,200       20,317
*Getty Images, Inc.                                         646,100       12,195
*Kohl's Corporation                                         259,300       20,015
*Linens 'N Things, Inc.                                     332,700       14,556
*O'Reilly Automotive, Inc.                                  545,500       27,479
*Office Depot Inc.                                          200,000        4,412
Royal Caribbean Ltd.                                        143,400        6,274
*Sonic Automotive, Inc.                                     892,800       12,276
Stewart Enterprises, Inc.                                   395,500        5,759
*Tower Automotive, Inc.                                     590,700       15,026
                                                                      -----------
    TOTAL                                                                248,673
                                                                      -----------
CONSUMER STAPLES (6.3%)
*American Italian Pasta Co. -CL A                           154,500        4,693
*American Tower Corporation                                 316,100        7,586
Cardinal Health, Inc.                                        73,700        4,726
*Chancellor Media Corp.                                     221,600       12,216
*Clear Channel Communications, Inc.                         287,200       19,799
*Infinity Broadcasting                                      271,800        8,086
*Lamar Advertising, Co.                                     374,500       15,331
                                                                      -----------
    TOTAL                                                                 72,437
                                                                      -----------
ENERGY (4.8%)
Anadarko Petroleum Corporation                              325,700       11,990
*Global Industries, Ltd.                                    637,000        8,162

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (96.1%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
ENERGY (CONTINUED)
*Nabors Industries, Inc.                                    525,000   $   12,830
Santa Fe International Corp.                                418,100        9,616
*Weatherford International, Inc.                            345,700       12,661
                                                                      -----------
    TOTAL                                                                 55,259
                                                                      -----------
FINANCE (6.3%)
GreenPoint Financial Corp.                                  379,936       12,467
Investors Financial Services Corp.                          410,800       16,432
*Knight/Trimark Group, Inc.                                 465,400       28,069
Radian Group Inc.                                           169,100        8,254
*Trammell Crow Company                                      455,900        7,494
                                                                      -----------
    TOTAL                                                                 72,716
                                                                      -----------
HEALTHCARE (8.2%)
Bausch & Lomb, Inc.                                         220,700       16,884
*Elan Corp. Plc., ADR                                       154,800        4,296
*Patterson Dental Company                                   386,125       13,418
*Province Healthcare                                        301,200        5,873
*PSS World Medical, Inc.                                    492,700        5,512
*Quintiles Transnational Corp.                              410,400       17,237
*Sybron International Corporation                           644,200       17,756
*VISX, Inc.                                                  42,600        3,373
*Wesley Jessen VisionCare, Inc.                             314,000       10,166
                                                                      -----------
    TOTAL                                                                 94,515
                                                                      -----------
TECHNOLOGY (34.3%)
*Acxiom Corporation                                         450,000       11,222
*CBT Group Public Limited Company                           117,000        1,931
*CDW Computer Centers, Inc.                                 205,000        9,020
*Complete Business Solutions, Inc.                           71,800        1,288
*Comverse Technology, Inc.                                  388,650       29,343
*Concord EFS, Inc.                                          394,450       16,690
*Conexant Systems, Inc.                                     181,100       10,515
*CSG Systems International, Inc.                             46,900        1,228
*DST Systems, Inc.                                          280,800       17,655
*Etec Systems, Inc.                                         274,600        9,130
*Fiserv, Inc.                                               303,750        9,511
*Gemstar International Group Limited                        440,400       28,736
*Great Plains Software, Inc.                                144,500        6,819
*Microchip Technology, Inc.                                 388,600       18,410
*Network Appliance Inc.                                      11,000          615
*Northpoint Communications                                   64,700        2,362
*Novellus Systems, Inc.                                     154,300       10,531
Paychex, Inc.                                               250,300        7,978
*Peregrine Systems, Inc.                                    182,500        4,688
*PMC-Sierra, Inc.                                           413,200       24,353
*Proxicom Inc.                                               51,000        1,310
*Qlogic Corporation                                         178,300       23,536
*Semtech Corporation                                        344,900       17,978
*Sterling Software, Inc.                                    665,300       17,755
*Synopsys, Inc.                                             242,200       13,366

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                        MARKET
                                                         SHARES/         VALUE
COMMON STOCK (96.1%)                                       PAR          (000'S)
---------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Tellabs, Inc.                                              389,000   $   26,282
*Transaction Systems Architects, Inc.                       314,900       12,281
*Uniphase Corporation                                       243,200       40,371
*VeriSign, Inc.                                              64,600        5,572
*Vignette Corporation                                        25,000        1,875
*Visio Corporation                                          300,000       11,419
                                                                      -----------
    TOTAL                                                                393,770
                                                                      -----------
TRANSPORTATION (1.2%)
*Swift Transportation Co., Inc.                             610,200       13,424
                                                                      -----------
    TOTAL COMMON STOCK                                                 1,102,434
                                                                      -----------

MONEY MARKET INVESTMENT (3.8%)
---------------------------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (.2%)
Federal Home Loan Mortgage Corp., 4.73%, 09/08/99         2,000,000        1,980
                                                                      -----------
FINANCE LESSOR (1.0%)
Variable Funding Capital Corp., 5.05%, 07/21/99          12,000,000       11,966
                                                                      -----------

                                                                        MARKET
                                                                         VALUE
MONEY MARKET INVESTMENT (3.8%)                             PAR          (000'S)
---------------------------------------------------------------------------------
FINANCE SERVICES (1.0%)
Ciesco LP, 5.12%, 07/27/99                               12,000,000   $   11,956
                                                                      -----------
PERSONAL CREDIT INSTITUTIONS (1.6%)
General Electric Capital Corporation, 5.70%, 07/01/99     6,200,000        6,200
Household Finance Company, 4.97%, 07/14/99               11,900,000       11,879
                                                                      -----------
    TOTAL                                                                 18,079
                                                                      -----------
    TOTAL MONEY MARKET INVESTMENTS                                        43,981
                                                                      -----------
    TOTAL INVESTMENTS (99.9%) (COST $761,026,280)^                     1,146,415
    OTHER ASSETS, LESS LIABILITIES (0.1%)                                    941
                                                                      -----------
    TOTAL NET ASSETS (100.0%)                                         $1,147,356
                                                                      -----------

* Non-Income Producing

ADR-American Depository Receipt

^ At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $761,026,280 and the net unrealized appreciation of investments based on that cost was $385,388,751 which is comprised of $408,950,180 aggregate gross unrealized appreciation and $23,561,429 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Long-term appreciation of capital    Participate in the growth of foreign economies by      $700,370,000
through diversification into         investing in securities with high long-term earnings
markets outside the United States    potential relative to current market values.

INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio offers contract owners the opportunity to participate in the growth of companies in countries throughout the world, particularly those with expanding economies. In selecting investments, the principal focus is on identifying undervalued stocks of companies with strong finances and good long-term growth opportunities, rather than on choosing regions of the world in which to invest. The Portfolio is normally fully invested in equity securities.

The first half of 1999 was a far more favorable period for value-oriented international investors than the preceding period. Evidence of economic recovery became increasingly apparent in Asia. Japan's remarkably strong first quarter growth, along with a series of corporate restructuring announcements in Japan, have led many investors to believe that the country's business leaders are finally coming to grips with their 11-year malaise. Thailand and Indonesia have instituted reforms that appear to be providing a foundation of an economic recovery. Markets in Latin America have begun to recover in response to improved commodity prices and more stable currencies.

In contrast, economies of many European countries showed signs of weakness, and the value of the Euro has dropped steadily since it was introduced in January. Because of the weakness in the Euro, many European markets reported losses on a U.S. dollar basis, even though they were up in local currency terms. The notable exceptions were the countries that have not joined the monetary union, including Sweden, Norway, and the UK; markets of these nations all appreciated in both local and U.S. dollar terms during the period. The Portfolio's allocation to the U.K., which represents the largest European country weighting at 18.4%, was therefore advantageous. Europe as a whole is currently underweighted in the Portfolio relative to the Europe-Australasia-Far East (EAFE) Index, with which it is compared.

Overall performance benefited from strong rallies in Asian and Latin American equities, which sparked a rebound in cyclical stocks and energy companies. One of the fund's largest holdings, British Steel, was also one of the top performers during the period, posting a 82.7% gain. Excellent performance was also registered by Telefonos de Mexico and the Argentine energy company YPF, which was the target of a takeover bid.

The International Equity Portfolio is managed for Northwestern Mutual by Templeton Investment Counsel, Inc.

      Asset Allocation

      6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EUROPE                                     53%
LATIN AMERICA                              11%
ASIA                                       17%
AUSTRALIA/NEW ZEALAND                       6%
NORTH AMERICA                               6%
OTHER                                       1%
SHORT-TERM INVESTMENTS                      6%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPANY                                                         COUNTRY         % OF NET ASSETS
MERITA LIMITED "A"                                              Finland                    2.0%
BRITISH STEEL PLC                                                  U.K.                    2.0%
AXA-UAP SA                                                       France                    1.9%
VOLVO AKTIEBOLAGET, B FREE                                       Sweden                    1.8%
TELEFONOS DE MEXICO SA, ADR                                      Mexico                    1.8%
UNIDANMARK A/S, "A", REGISTERED                                 Denmark                    1.7%
NYCOMED AMERSHAM PLC                                               U.K.                    1.7%
THE NOMURA SECURITIES CO., LTD.                                   Japan                    1.7%
SHELL TRANSPORT & TRADING COMPANY PLC                              U.K.                    1.6%
THE WEIR GROUP PLC                                                 U.K.                    1.6%

     Performance Relative to the EAFE Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             INTERNATIONAL EQUITY PORTFOLIO         EAFE INDEX
4/93                                                                     $10,000         $10,000
6/93                                                                     $10,118         $10,060
6/94                                                                     $12,155         $11,801
6/95                                                                     $13,487         $12,032
6/96                                                                     $15,569         $13,670
6/97                                                                     $19,751         $15,471
6/98                                                                     $21,822         $16,458
6/99                                                                     $22,715         $17,761
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED JUNE 30, 1999
                                                                        ONE YEAR      FIVE YEARS       SINCE INCEPTION
International Equity Portfolio                                             4.09%          13.32%                14.22%
EAFE Index                                                                 7.92%           8.52%                 9.76%

As depicted in the graph, the International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE (Europe-Australasia-Far East) Index. The index is composed of approximately 1100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The indices are constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U. S. dollars.
  On May 3, 1994, the Northwestern Mutual International Equity Fund, Inc. (the "Fund") merged into the Northwestern Mutual Series Fund, Inc., International Equity Portfolio (the "Portfolio"). The Portfolio had no assets prior to the merger. After the merger, the assets of the Portfolio were those of the Fund. The investment objectives, policies, management and expenses of the Portfolio are identical to those of the Fund. Accordingly, the performance of the Fund prior to the merger is included with the performance of the Portfolio in the graph and total return figures above.
  This chart assumes an initial investment of $10,000 made on 4/30/93 (commencement of the Fund's operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

INTERNATIONAL EQUITY PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                         MARKET
                                           SHARES/        VALUE
COMMON STOCK (93.8%)        COUNTRY          PAR         (000'S)
------------------------------------------------------------------
CAPITAL EQUIPMENT (6.4%)
Alcatel, ADR             France               206,000  $    5,845
Alcatel, DG              France                40,000       5,631
Hong Kong Aircraft &
 Engineering             Hong Kong          2,680,700       5,183
Invensys PLC             United
                         Kingdom              107,832         510
Philips Electronics ,
 Inc.                    Netherlands           57,960       5,717
Rolls- Royce PLC         United
                         Kingdom            1,806,900       7,647
Sirti SPA                Italy                643,000       3,103
The Weir Group PLC       United
                         Kingdom            2,702,500      11,331
                                                       -----------
    TOTAL                                                  44,967
                                                       -----------
CONSUMER GOODS (12.2%)
Autoliv, Inc.            Sweden               279,100       8,443
Fiat SPA Ord.            Italy              1,527,900       4,837
Medeva PLC               United
                         Kingdom            4,250,000       6,967
Nycomed Amersham PLC     United
                         Kingdom            1,628,610      11,585
Ono Pharmaceutical Co.,
 Ltd.                    Japan                233,000       8,085
Rhone Poulenc SA,
 Series A                France               221,000      10,099
Sony Corporation         Japan                 87,500       9,434
Tate & Lyle, PLC         United
                         Kingdom              762,600       4,778
Teva Pharmaceutical
 Industries Ltd., ADR    Israel               178,200       8,732
Volvo Aktiebolaget,
 BFree                   Sweden               433,000      12,554
                                                       -----------
    TOTAL                                                  85,514
                                                       -----------
ENERGY (14.9%)
Endesa S.A.              Spain                252,000       5,374
EVN Energie Versorgung   Austria               38,400       5,615
Gener S.A., ADR          Chile                299,450       5,315
Hong Kong Electric
 Holdings Ltd.           Hong Kong          1,790,000       5,745
Iberdrola S.A.           Spain                587,500       8,949
Korea Electric Power
 Corp.                   Republic of
                         Korea                271,000      11,261
National Power PLC       United
                         Kingdom            1,246,864       9,080
Petroleo Brasileiro SA
 - Petrobras             Brazil            32,500,000       5,041
Ranger Oil Limited       Canada             1,055,400       5,211

                                                         MARKET
                                           SHARES/        VALUE
COMMON STOCK (93.8%)        COUNTRY          PAR         (000'S)
------------------------------------------------------------------
ENERGY (CONTINUED)
*Renaissance Energy LTD  Canada               540,000  $    7,224
Repsol SA                Spain                366,000       7,473
Shell Transport &
 Trading Company PLC     United
                         Kingdom            1,518,500      11,387
Societe Nationale Elf
 Aquitaine               France                66,801       9,803
Thames Water             United
                         Kingdom              430,504       6,827
                                                       -----------
    TOTAL                                                 104,305
                                                       -----------
FINANCE (21.7%)
Australia & New Zealand
 Bank Group              Australia          1,506,097      11,074
AXA - UAP SA             France               108,413      13,226
Banco Bradesco SA        Brazil           623,750,000       3,166
Banco de Andulucia       Spain                120,000       4,208
Banco Itau S.A.          Brazil             2,079,000       1,067
Bangkok Bank Public
 Company Limited         Thailand           1,551,800       5,807
Compagnie Financiere De
 Paribas                 France                71,300       7,993
Deutsche Bank AG         Germany              130,888       7,984
Hang Lung Development
 Co.                     Hong Kong          2,758,000       3,430
HSBC Holdings PLC        Hong Kong            189,379       6,908
ING Groep NV             Netherlands          209,000      11,315
Merita Limited "A"       Finland            2,436,000      13,842
The Nomura Securities
 Co., Ltd.               Japan                 87,400      11,559
PatnerRe Ltd.            Bermuda               26,600       8,469
**Peregrine Investments
 Holdings , Ltd.         Hong Kong            262,000           0
Reinsurance Australia
 Corporation Limited     Australia          2,908,000       2,425
Scor                     France               129,900       6,443
Unibanco Uniao de
 Bancos                  Brazil            14,033,500         633
Unidanmark A/S, A
 Registered              Denmark              180,800      12,067
XL Capital Ltd.          Bermuda              178,800      10,102
Zurich Versicherungs-
 Gesellschaft            Switzerland           17,900      10,179
                                                       -----------
    TOTAL                                                 151,897
                                                       -----------
MATERIALS (12.3%)
Agrium, Inc.             Canada               473,300       4,171
Akzo Nobel NV            Netherlands          163,600       6,883
Bayer AG                 Germany              157,000       6,541

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                         MARKET
                                           SHARES/        VALUE
COMMON STOCK (93.8%)        COUNTRY          PAR         (000'S)
------------------------------------------------------------------
MATERIALS (CONTINUED)
Boehler - Uddeholm AG    Austria              119,556  $    5,917
British Steel PLC        United
                         Kingdom            5,270,900      13,646
Companhia Vale do Rio
 Doce                    Brazil               372,000       7,394
Grupo Mexico, B Shares   Mexico             1,320,000       5,602
Hepworth PLC             United
                         Kingdom              607,200       1,885
Hoechst AG               Germany              117,700       5,328
Metsa-Serla Oyj,B
 Shares                                       157,500       1,338
Pechiney SA, Shares      France               129,200       5,553
Pioneer International
 Ltd.                    Australia          3,197,946       8,149
Stora Enso Oyj R Shares  Finland              507,997       5,497
Stora Enso OYJ- R        Finland              754,400       8,091
                                                       -----------
    TOTAL                                                  85,995
                                                       -----------
MULTI-INDUSTRY (3.7%)
Elementis PLC            United
                         Kingdom            1,494,000       2,484
Hutchinson Whampoa
 Limited                 Hong Kong            798,000       7,225
Pilkington PLC           United
                         Kingdom            4,777,300       6,551
Swire Pacific Limited,
 A Shares                Hong Kong          1,459,500       7,223
Swire Pacific Limited,
 B Shares                Hong Kong          3,534,200       2,642
                                                       -----------
    TOTAL                                                  26,125
                                                       -----------
SERVICES (21.2%)
British Airways PLC      United
                         Kingdom            1,242,900       8,577
Cable & Wire Optus
 Limited                 Australia          2,674,560       6,090
Compania Anonima
 Nacional Telefonosole
 De Venezula             Venezuela            293,000       7,985
Cia. Telecomunicaciones
 de Chile -- S.A.        Chile                273,725       6,775
Embratel Participacoes
 S.A.                    Brazil               241,200       3,347
Hong Kong
 Telecommunications
 Ltd.                    Hong Kong          2,650,000       6,865
Hyder PLC Cum. Red.
 Pfd.                    United
                         Kingdom              401,400         696
                                                         MARKET
                                           SHARES/        VALUE
COMMON STOCK (93.8%)        COUNTRY          PAR         (000'S)
------------------------------------------------------------------
SERVICES (CONTINUED)
*Korea Telecom
 Corporation             Republic of
                         Korea                 97,000  $    3,880
Kurita Water
 Industries, Ltd.        Japan                299,000       5,360
Laidlaw Transportation
 Limited                 Canada               691,580       5,100
Marks & Spencer PLC      United
                         Kingdom            1,148,000       6,641
Mayne Nickless Ltd.      Australia          1,671,600       5,720
Moebel Walther AG PFD    Germany              103,297       1,651
News Corporation Ltd.    Australia          1,014,400       7,729
Nippon Telephone &
 Telegraph Corporation
 (NTT)                   Japan                    800       9,320
The Peninsular &
 Oriental Steam
 Navigation Company      United
                         Kingdom              548,000       8,228
Philippine Long
 Distance Telephone
 Company, ADR            Philippines          127,000       3,826
Pt Indostat ADR          Indonesia            146,600       2,859
SK Telecom Co., Ltd.,
 ADR                     Republic of
                         Korea                  7,137         122
Somerfield PLC           United
                         Kingdom              860,766       4,036
South China Morning
 Post Ltd.               Hong Kong          2,554,000       1,432
Storehouse PLC           United
                         Kingdom            2,879,480       6,195
Telecom Italia SPA       Italy              1,200,000       6,510
Telefonica de Argentina
 SA, ADR                 Argentina            216,900       6,806
Telefonica del Peru SA
 B shares, ADR           Peru                 370,800       5,608
Telefonos de Mexico SA,
 ADR                     Mexico               154,002      12,445
Telesp Participacoes
 S.A. ADR                Brazil               210,300       4,811
                                                       -----------
    TOTAL                                                 148,614
UTILITIES (1.4%)
VEBA                     Germany              168,100       9,881
                                                       -----------
    TOTAL COMMON STOCK                                    657,298
                                                       -----------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                           MARKET
MONEY MARKET INVESTMENTS                     SHARES/        VALUE
 (5.6%)                       COUNTRY          PAR         (000'S)
--------------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (5.6%)
General Electric Capital
 Corporation, 5.70%,
 07/01/99                  United States     29,100,000  $   29,100
Household Finance
 Company, 4.97%, 07/14/99  United States      5,000,000       5,010
Variable Funding Capital
 Corp., 5.05%, 07/21/99    United States      5,000,000       4,986
                                                         -----------
    TOTAL MONEY MARKET
     INVESTMENTS                                             39,096
                                                         -----------
    TOTAL INVESTMENTS
     (99.4%)
     (COST $626,963,983)^                                   696,394
    OTHER ASSETS, LESS
     LIABILITIES (0.6%)                                       3,976
                                                         -----------
    TOTAL NET ASSETS
     (100.0%)                                            $  700,370
                                                         -----------

 * Non-Income Producing

**Defaulted Security

 ADR-American Depository Receipt

 144A after the name of a security represents a security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 ^At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $626,963,983 and the net unrealized appreciation of investments based on that cost was $69,429,967 which is comprised of $119,039,819 aggregate gross unrealized appreciation and $49,609,852 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INDEX 400 STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Long-term capital appreciation       Invest in a portfolio designed to approximate the      $31,885,000
through cost-effective               composition and returns of the S&P 500 Index.
participation in broad market
performance

INDEX 400 STOCK PORTFOLIO

The Index 400 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's MidCap 400 Composite Stock Price Index. This index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of June 30, 1999, the 400 companies in the composite had median market capitalization of $1.8 billion and total market value of $927 billion. For comparison, the 500 large stocks in the S&P 500 Index had median market capitalization of $8.5 billion and total market value of $11,232 billion.

The Index 400 Portfolio, introduced on April 30, 1999, enables contract owners to participate in performance of mid-sized companies in the U.S. equity market. In its first two months of operation, the Portfolio achieved the objective of matching the results of the S&P 400 MidCap Index before expenses.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY                                 20%
CONSUMER CYCLICAL                          18%
BASIC MATERIALS/CAPITAL GOODS              13%
FINANCE                                    11%
UTILITIES                                   9%
HEALTH CARE                                 8%
CONSUMER STAPLES                            7%
ENERGY                                      4%
OTHER INDUSTRIES                            2%
INDEX FUTURES                               7%
SHORT-TERM INVESTMENTS                      1%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  COMPANY                      % OF NET ASSETS
QUALCOMM, INC.                                               2.0%
BEST BUY CO., INC.                                           1.3%
LINEAR TECHNOLOGY CORPORATION                                1.0%
BIOGEN, INC.                                                 0.9%
E*TRADE GROUP, INC.                                          0.9%
MAXIM INTEGRATED PRODUCTS, INC.                              0.9%
LEXMARK INTERNATIONAL GROUP, INC.                            0.9%
XILINX, INC.                                                 0.8%
HARLEY-DAVIDSON, INC.                                        0.8%
OFFICE DEPOT, INC.                                           0.8%

     Performance Relative to S&P 400 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             INDEX 400            S&P
                                             PORTFOLIO     400 MIDCAP INDEX
4/99                                             $10,000              $10,000
6/99                                              10,550               10,581
AVERAGE ANNUAL TOTAL RETURN
FOR THE TWO MONTHS ENDED JUNE 30, 1999
                                                                                  SINCE INCEPTION
Index 400 Stock Portfolio                                                                   5.50%
S&P 400 Index                                                                               5.81%

The Standard & Poor's MidCap 400 Stock Price Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of June 30, 1999, the 400 companies in the composite had median market capitalization of $1.8 billion and total market value of $927 billion. The MidCap 400 represents approximately 6% of the market value of S&P's database of over 8,200 equities.
    This chart assumes an initial investment of $10,000 made on 4/30/99. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

INDEX 400 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
BASIC MATERIALS (5.1%)
*Airgas Inc.                                 2,200  $      27
AK Steel Holding Corp.                       1,800         40
Albemarle Corporation                        1,500         35
A. Schulman, Inc.                            1,000         17
Bowater Inc.                                 1,700         80
Cabot Corp.                                  2,100         51
Carpenter Technology                           700         20
Chesapeake Corp.                               700         26
Cleveland-Cliffs Inc.                          300         10
Cons Papers Inc.                             2,800         75
Crompton & Knowles Corp.                     2,000         39
*Cytec Industries Inc.                       1,300         42
Dexter Corp.                                   700         28
Ethyl Corp.                                  2,600         16
Ferro Corp.                                  1,100         30
Georgia Gulf Corp.                           1,000         17
Georgia-Pacific Corporation (Timber
 Group)                                      2,700         68
H.B. Fuller Company                            400         27
IMC Global Inc.                              3,600         63
Longview Fibre Co.                           1,600         25
Lubrizol Corp.                               1,700         46
Lyondell Chemical Company                    3,500         72
M.A. Hannah Company                          1,500         25
Martin Marietta Materials                    1,400         83
*Maxxam Inc.                                   200         13
Minerals Technologies Inc.                     700         39
Olin Corp.                                   1,500         20
Oregon Steel Mills Inc.                        800         11
P.H. Glatfelter Company                      1,300         19
Rayonier Inc.                                  900         45
RPM Inc/Ohio                                 3,400         48
Ryerson Tull Inc.                              800         18
Solutia Inc.                                 3,500         75
Sonoco Products Co.                          3,200         96
*Ucar International Inc.                     1,400         35
Universal Corp-Va                            1,000         28
Vulcan Materials Co.                         3,100        150
Wausau-Mosinee Paper Corp.                   1,700         31
Witco Corp.                                  1,800         36
                                                    ----------
    TOTAL                                               1,626
                                                    ----------
CAPITAL GOODS (8.4%)
Agco Corp.                                   1,900         21
Albany International Corp.                     900         19
*Allied Waste Industries Inc.                5,700        113
*American Power Conversion                   5,900        119
Ametek Inc.                                  1,000         23
Carlisle Cos. Inc.                             900         43
Cordant Technologies Inc.                    1,100         50
Diebold Inc.                                 2,200         63
Donaldson Co. Inc.                           1,500         37

                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Federal Signal Corp.                         1,400  $      30
Flowserve Corp.                              1,200         23
Gencorp Inc.                                 1,300         33
Granite Construction Inc.                      900         26
*Gulfstream Aerospace Corp.                  2,300        155
Harsco Corp.                                 1,300         42
Herman Miller Inc.                           2,600         55
Hillenbrand Industries                       2,100         91
HON Industries                               1,900         55
Hubbell Inc.                                 2,000         91
*Jabil Circuit, Inc.                         2,500        113
*Jacobs Engineering Group Inc.                 800         30
Kaydon Corporation                           1,000         34
Kennametal Inc.                                900         28
*Magnetek Inc.                               1,000         11
Molex Inc.                                   4,800        178
Newport News Shipbuilding                    1,100         32
Nordson Corp.                                  500         31
Pentair Inc.                                 1,300         59
Precision Castparts Corp.                      800         34
Premark International Inc.                   1,900         71
Reynolds & Reynolds                          2,400         56
*Sanmina Corporation                         1,800        137
*SCI Systems Inc.                            2,200        104
*Sensormatic Electronics Corp.               2,300         32
*Sequa Corp.                                   300         21
*SPX Corp.                                   1,000         84
Standard Register Co.                          900         28
Stewart & Stevenson Services                   900         14
Symbol Technologies Inc.                     2,700        100
Tecumseh Products Co.                          700         42
Teleflex, Inc.                               1,200         52
Trinity Industries                           1,300         44
Unisource Worldwide Inc.                     2,200         27
United Technologies Corp.                      837         60
*Vishay Intertechnology Inc.                 2,625         55
Wallace Computer Svcs Inc.                   1,300         33
Watts Industries                               800         15
York International Corp.                     1,200         51
                                                    ----------
    TOTAL                                               2,665
                                                    ----------
COMMUNICATION SERVICES (1.1%)
Aliant Communications Inc.                   1,100         51
Cincinnati Bell Inc.                         4,200        105
Comsat Corp.                                 1,600         52
Telephone & Data Systems Inc.                1,900        139
                                                    ----------
    TOTAL                                                 347
                                                    ----------
CONSUMER CYCLICAL (17.9%)
*Abercrombie & Fitch Co.                     3,000        144
*ACNielsen Corporation                       1,800         54
*American Standard Companies                 2,200        106
*Apollo Group Inc.                           2,400         64

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
A.H. Belo Corporation                        3,700  $      73
Arvin Industries Inc.                          800         30
Bandag Inc.                                    700         24
*Barnes & Noble, Inc.                        2,100         57
*Bed Bath & Beyond Inc.                      4,300        166
*Best Buy Co. Inc.                           6,300        425
*Bj's Wholesale Club Inc.                    2,300         69
*Borders Group Inc.                          2,400         38
Borg-Warner Automotive, Inc.                   800         44
*Burlington Inds Inc.                        1,800         16
Callaway Golf Company                        2,300         34
Cintas Corp.                                 3,400        228
Claire's Stores Inc.                         1,600         41
Clayton Homes Inc.                           4,500         51
*Compusa Inc.                                2,800         21
*Convergys Corp.                             4,700         90
*Dollar Tree Stores, Inc.                    1,800         79
Enesco Group Inc.                              500         12
Family Dollar Stores                         5,400        130
Fastenal Co.                                 1,200         63
*Federal-Mogul Corp.                         2,200        114
*Furniture Brands International Inc.         1,600         45
*General Nutrition Companies                 2,100         49
*Gtech Holdings Corp.                        1,300         31
Harley-Davidson, Inc.                        4,700        256
Heilig-Meyers Co.                            1,900         13
Houghton Mifflin Co.                           900         42
*Information Resources Inc.                    900          8
International Game Technology                3,300         61
*Jones Apparel Group, Inc.                   4,251        146
Kelly Services Inc.                          1,100         35
Lancaster Colony Corp.                       1,300         45
*Land's END Inc.                               900         44
*Lear Corporation                            2,100        104
Lee Enterprises                              1,400         43
Leggett & Platt Inc.                         6,100        170
*Mandalay Resort Group                       2,900         61
Manpower Inc.                                2,500         57
Mark IV Industries Inc.                      1,700         36
Media General Inc.                             800         41
Meritor Automotive Inc.                      2,100         53
*Micro Warehouse Inc.                        1,100         20
Modine Manufacturing Co.                       900         29
*Modis Professional Services Inc.            3,500         48
*Mohawk Industries Inc.                      1,900         58
NCH Corp.                                      200         10
*Office Depot Inc.                          11,500        254
*Officemax Inc.                              3,500         42
Ogden Corp.                                  1,500         40
Olsten Corp.                                 2,500         16
*Payless Shoesource Inc.                     1,000         54
Pittston Brink's Group                       1,300         35
                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
*Promus Hotel Corp.                          2,700  $      84
The Reader's Digest Association, Inc.        3,300        131
*Robert Half International, Inc.             2,800         73
Rollins Inc.                                   900         14
Ross Stores Inc.                             1,400         71
*Saks Incorporated                           4,500        130
*Scholastic Corp.                              500         24
*Shaw Industries Inc.                        4,400         73
*Snyder Communications Inc.                  2,100         69
Sotheby's Holdings                           1,800         69
Southdown Inc.                               1,200         76
Stewart Enterprises, Inc.                    3,400         50
Superior Industries International              900         25
*Sylvan Learning Systems Inc.                1,600         44
*Tech Data Corp.                             1,600         61
Tiffany & Co.                                1,100        105
*Unifi Inc.                                  1,900         40
USG Corp.                                    1,500         84
Viad Corp.                                   3,100         96
Warnaco Group                                1,900         51
Washington Post                                300        161
Wellman Inc.                                 1,000         16
Westpoint Stevens Inc.                       1,800         54
                                                    ----------
    TOTAL                                               5,720
                                                    ----------
CONSUMER STAPLES (7.2%)
Banta Corp.                                    900         19
Bergen Brunswig Corp.                        4,200         72
Bob Evans Farms, Inc.                        1,300         26
*Brinker International Inc.                  2,000         54
*Buffets Inc.                                1,400         16
Carter-Wallace Inc.                          1,400         25
CBRL Group Inc.                              1,900         33
*Chris-Craft Industries Inc.                 1,000         47
Church & Dwight Inc.                           600         26
Dean Foods Co.                               1,300         54
Dial Corp.                                   3,200        119
Dole Food Company                            1,800         53
Dreyer's Grand Ice Cream Inc.                  800         12
Flowers Industries Inc.                      3,100         67
Hannaford Brothers Co.                       1,300         69
*Hispanic Broadcasting Corp.                 1,500        114
Hormel Foods Corp.                           2,300         93
IBP Inc.                                     2,900         69
International Multifoods Corp.                 600         14
Interstate Bakeries                          2,200         49
The J.M. Smucker Company                       900         20
Lance Inc.                                     900         14
*Lone Star Steakhouse & Saloon               1,100         11
Mccormick & Co.                              2,300         73
*Outback Steakhouse Inc.                     2,300         90
*Papa John's International Inc.                900         40

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
*Perrigo Company                             2,300  $      17
*RJ Reynolds Tobacco Holdings Inc.           3,400        107
Ruddick Corp.                                1,400         28
*Sbarro Inc.                                   600         16
*Starbucks Corp.                             5,600        210
*Suiza Foods Corp.                           1,100         46
TCA Cable TV Inc.                            1,500         83
Tyson Foods Inc.                             7,200        162
*U.S. Foodservice                            1,500         64
Universal Foods Corp.                        1,600         34
*Univision Communications Inc.               2,800        185
*Vlasic Foods International                  1,400         10
Whitman Corp.                                2,800         50
                                                    ----------
    TOTAL                                               2,291
                                                    ----------
ENERGY (3.9%)
*BJ Services Company                         2,200         65
Ensco International Inc.                     4,300         86
*Global Marine Inc.                          5,400         83
Murphy Oil Corp.                             1,400         68
*Nabors Industries, Inc.                     3,300         81
Noble Affiliates Inc.                        1,800         51
*Noble Drilling Corp.                        4,100         81
*Ocean Energy Inc.                           5,100         49
Pennzoil-Quaker State Company                2,400         36
Pioneer Natural Resources Co.                3,100         34
*Ranger Oil Limited                          3,900         19
*Santa Fe Snyder Corp.                       5,300         40
*Smith International Inc.                    1,500         65
Tidewater Inc.                               1,700         52
Tosco Corporation                            4,800        125
Transocean Offshore Inc.                     3,100         81
Ultramar Diamond Shamrock Corp.              2,700         59
Valero Energy Corp.                          1,700         36
*Varco International Inc.                    2,000         22
*Weatherford International, Inc.             3,200        117
                                                    ----------
    TOTAL                                               1,250
                                                    ----------
FINANCE (11.0%)
A.G. Edwards, Inc.                           2,900         94
Allmerica Financial Corp.                    1,800        109
Ambac Financial Group, Inc.                  2,200        126
American Financial Group Inc.                1,900         65
Associated Banc-Corp                         2,000         83
Astoria Financial Corporation                1,700         75
CCB Financial Corp.                          1,300         69
Charter One Financial Inc.                   5,200        145
City National Corp.                          1,400         52
Dime Bancorp, Inc.                           3,600         72
*E*TRADE Group Inc.                          7,100        284
Everest Reinsurance Hldgs                    1,600         52
Finova Group Inc.                            1,900        100
First Security Corp/Del                      5,900        161
                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
FINANCE (CONTINUED)
First Tennessee National Corp.               4,000  $     153
First Virginia Banks Inc.                    1,600         79
GreenPoint Financial Corp.                   3,300        108
Hibernia Corp.                               4,900         77
Horace Mann Educators                        1,300         35
HSB Group Inc.                                 900         37
Keystone Financial Inc.                      1,600         47
Marshall & Ilsley Corp.                      3,300        212
Mercantile Bankshares Corp.                  2,200         78
North Fork Bancorporation                    4,400         94
Old Kent Financial Corp.                     3,465        145
OLD Republic International Corp.             4,200         73
Pacific Century Finl Corp.                   2,500         54
PMI Group Inc. (The)                           900         57
Protective Life Corp.                        2,000         66
Provident Financial Group IN                 1,300         57
Reliastar Financial Corp.                    2,800        123
Sovereign Bancorp Inc.                       5,000         61
TCF Financial Corp.                          2,700         75
T. Rowe Price Associates, Inc.               3,700        142
Westamerica Bancorporation                   1,200         44
Wilmington Trust Corporation                 1,000         57
Zions Bancorporation                         2,400        152
                                                    ----------
    TOTAL                                               3,513
                                                    ----------
HEALTHCARE (8.1%)
*Acuson Corp.                                  900         15
*Apria Healthcare Group Inc.                 1,600         27
Beckman Coulter Inc.                           900         44
*Beverly Enterprises Inc.                    3,200         26
*Biogen Inc.                                 4,600        296
*Centocor Inc.                               2,200        103
*Chiron Corp.                                5,600        116
*Concentra Managed Care Inc.                 1,500         22
*Covance Inc.                                1,800         43
Dentsply International Inc.                  1,600         45
*First Health Group Corp.                    1,600         34
*Forest Laboratories, Inc.                   2,600        120
*Foundation Health Systems                   3,800         57
*Genzyme Corporation (General
 Division)                                   2,500        121
*Gilead Sciences Inc.                        1,000         52
*Health Management Associates Inc.           7,800         88
ICN Pharmaceuticals Inc-New                  2,400         78
*Ivax Corp.                                  3,400         48
*Lincare Holdings, Inc.                      1,800         45
*Medimmune Inc.                              1,700        116
Mylan Laboratories                           4,000        107
Omnicare Inc.                                2,800         35
*Oxford Health Plans                         2,500         39
*Pacificare Health Systems                   1,400        101
*PSS World Medical, Inc.                     2,200         25

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
HEALTHCARE (CONTINUED)
*Quintiles Transnational Corp.               3,500  $     147
*Quorum Health Group, Inc.                   2,200         28
*Sepracor Inc.                                 900         73
*Steris Corp.                                2,100         41
*Stryker Corp.                               3,000        180
*Sybron International Corporation            3,200         88
*Total Renal Care Holdings                   2,500         39
*Trigon Healthcare Inc.                      1,300         47
*VISX, Inc.                                  1,900        150
                                                    ----------
    TOTAL                                               2,596
                                                    ----------
TECHNOLOGY (19.5%)
*ADC Telecommunications Inc.                 4,200        191
*Affiliated Computer Svcs Inc.               1,500         76
*Altera Corp.                                6,000        221
*Analog Devices                              5,000        251
*Arrow Electronics Inc.                      3,000         57
*Atmel Corp.                                 3,100         81
Avnet Inc.                                   1,100         51
*Cadence Design Systems Inc.                 7,600         97
*Cambridge Technology Partners Inc.          1,800         32
*Cirrus Logic Inc.                           1,900         17
*Citrix Systems Inc.                         2,700        153
Comdisco Inc.                                4,700        120
*Comverse Technology, Inc.                   2,100        158
*Concord EFS, Inc.                           4,000        169
*Cypress Semiconductor Corp.                 2,800         46
*Electronic Arts Inc.                        1,900        103
*Fiserv, Inc.                                3,850        121
*Genzyme Surgical Products                     447          2
*Imation Corporation                         1,200         30
*Informix Corp.                              5,900         50
*Integrated Device Technology Inc.           2,700         29
*Intuit Inc.                                 1,900        171
*Investment Technology Group Inc.              900         29
*Keane Inc.                                  2,200         50
*Legato Systems Inc.                         1,300         75
*Lexmark International Group Inc.            4,100        271
Linear Technology Corporation                4,700        316
*Litton Industries Inc.                      1,400        100
*Maxim Integrated Products, Inc.             4,100        273
*Mentor Graphics Corp.                       2,000         26
*Microchip Technology, Inc.                  1,600         76
*NCR Corporation                             3,000        146
*Network Associates Inc.                     4,300         63
*NOVA Corporation                            2,200         55
*Policy Management Systems CP                1,100         33
*QUALCOMM, Inc.                              4,400        631
*Quantum Corporation                         5,200        125
*Rational Software Corp.                     2,700         89
*Sequent Computer Systems Inc.               1,400         25
*Siebel Systems Inc.                         2,800        186
                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Sterling Commerce Inc.                      3,000  $     110
*Sterling Software, Inc.                     2,600         69
*Storage Technology Corp.                    3,100         71
*Structural Dynamics Research                1,100         20
*Sungard Data Systems Inc.                   3,500        120
*Symantec Corp.                              1,700         43
*Synopsys, Inc.                              2,200        121
*Teradyne Inc.                               2,600        187
*Veritas Software Corp.                      2,600        247
*Vitesse Semiconductor Corp.                 2,300        155
*Xilinx Inc.                                 4,500        258
                                                    ----------
    TOTAL                                               6,196
                                                    ----------
TRANSPORTATION (1.1%)
                                             1,500         42
*Alaska Airgroup Inc.                          800         33
Alexander & Baldwin Inc.                     1,400         31
Arnold Industries Inc.                         800         12
CNF Transportation Inc.                      1,500         58
Comair Holdings Inc.                         3,000         62
Gatx Corp.                                   1,500         57
J.B. Hunt Transport Services, Inc.           1,100         18
Overseas Shipholding Group                   1,100         14
*Wisconsin Central Transport                 1,600         30
                                                    ----------
    TOTAL                                                 357
                                                    ----------
UTILITIES (8.8%)
AGL Resources Inc.                           1,800         33
Allegheny Energy Inc.                        3,800        122
Alliant Energy Corp.                         2,400         68
American Water Works Inc.                    2,500         77
Black Hills Corp.                              700         16
Cleco Corporation                              700         21
CMP Group Inc.                               1,000         26
Conectiv Inc.                                2,900         71
DPL Inc.                                     5,000         92
EL Paso Energy Corporation                   3,700        130
Energy East Corp.                            3,600         94
Florida Progress Corp.                       3,000        124
Hawaiian Electric Inds                       1,000         36
Idacorp Inc.                                 1,200         38
Illinova Corp.                               2,200         60
Indiana Energy Inc.                            900         19
Ipalco Enterprises Inc.                      2,800         59
K N Energy, Inc.                             2,100         28
Kansas City Power & Light                    1,900         48
KeySpan Corporation                          4,600        121
LG&E Energy Corp.                            4,000         84
MCN Energy Group Inc.                        2,500         52
*Midamerican Energy Holdings Co.             1,900         66
Minnesota Power Inc.                         2,300         46
Montana Power Co.                            1,700        120
National Fuel Gas Co.                        1,200         58

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                                      VALUE
COMMON STOCK (92.1%)                      SHARES     (000'S)
--------------------------------------------------------------
UTILITIES (CONTINUED)
Nevada Power Co.                             1,600  $      40
New England Electric System                  1,900         95
NiSource Inc.                                4,000        103
*Northeast Utilities                         4,100         73
OGE Energy Corp.                             2,500         59
Pinnacle West Capital Corp.                  2,600        105
Potomac Electric Power                       3,700        109
Public Service Company of New Mexico         1,300         26
Puget Sound Energy Inc.                      2,600         62
Questar Corp.                                2,600         50
Scana Corp.                                  3,200         75
Teco Energy Inc.                             4,100         93
Utilicorp United Inc.                        2,800         68
Washington Gas Light Co.                     1,400         36
Wisconsin Energy Corporation                 3,600         90
                                                    ----------
    TOTAL                                               2,793
                                                    ----------
    TOTAL COMMON STOCK                                 29,354
                                                    ----------

                                                                        MARKET
                                                                         VALUE
MONEY MARKET INVESTMENTS (6.9%)                              PAR        (000'S)
--------------------------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (0.9%)
Federal Farm Credit, 4.929%, 09/08/99                        100,000   $     99
Federal Home Loan Mortgage Corp., 4.839%, 08/31/99           100,000         99
#Federal Home Loan Mortgage Corp., 4.73%, 09/08/99           100,000         99
                                                                       ---------
    TOTAL                                                                   297
                                                                       ---------

                                                                        MARKET
                                                                         VALUE
MONEY MARKET INVESTMENTS (6.9%)                              PAR        (000'S)
--------------------------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (6.0%)
General Electric Capital Corporation, 5.699%, 07/01/99     1,900,000   $  1,900
                                                                       ---------
    TOTAL MONEY MARKET INVESTMENTS                                        2,197
                                                                       ---------
    TOTAL INVESTMENTS (99.0%) (COST $30,104,146)^                        31,551
    OTHER ASSETS, LESS LIABILITIES (1.0%)                                   334
                                                                       ---------
    TOTAL NET ASSETS (100.0%)                                          $ 31,885
                                                                       ---------

* Non-Income Producing

#Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1999 is summarized below:

                                                    UNREALIZED
                           NUMBER OF   EXPIRATION  APPRECIATION
 ISSUER                    CONTRACTS      DATE        (000'S)
----------------------------------------------------------------
 Midcap 400 Stock Index        10         9/99          51
  (Total Notional Value
  at 6/30/99, $2,046,250)

 ^At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $30,104,146 and the net unrealized appreciation of investments based on that cost was $1,446,856 which is comprised of $2,275,667 aggregate gross unrealized appreciation and $828,811 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

GROWTH STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term appreciation of        Hold a diversified mix of high quality growth    $574,190,000
capital with moderate risk       stocks of medium and large companies with
                                 above-average potential for earnings growth.

GROWTH STOCK PORTFOLIO
The Growth Stock Portfolio is invested in high quality companies of large to medium capitalization with strong financial characteristics and the ability to generate internal growth. A key factor in stock selection is the choice of industries with good earnings potential, based on analysis of economic trends to determine their impact on various sectors of the economy. Stock selection is made through "top down" analysis: first industry and market sector choices are made based on the economic environment, and then the most promising companies within each sector are selected as holdings. A strategy of this portfolio is to go beyond the most familiar "blue chip" names to seek out medium-sized companies with stock prices that do not yet reflect their potential for growth. Diversification across 70 to 90 stocks in a wide range of industry groups reduces the portfolio's risk profile.

The Growth Stock portfolio performed well in the first half of 1999, benefiting from continued broad market strength and favorable industry weightings. The Portfolio has a substantially overweighted position in consumer cyclicals, with the emphasis on retailers; these holdings performed especially well, as consumer spending remained very strong. Weakness in technology stocks in the spring created an opportunity to add to holdings in this area. Media holdings including The New York Times Company and Tribune Company recovered from weakness at the end of 1998, as the market recognized these companies' ability to participate in the growth of the internet and began to anticipate a big advertising year in 2000, with summer Olympics and a presidential election. Among individual stocks, one of the best performers was Enron, an energy and communications company that trades broadband line space and electricity. Finance holdings remain in an underweighted position, in the belief that earnings growth of banks and other financial services providers has peaked relative to other sectors.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY                                 17%
CONSUMER CYCLICALS                         15%
CONSUMER STAPLES                           12%
BASIC MATERIALS/ CAPITAL GOODS             10%
HEALTH CARE                                 8%
FINANCE                                     7%
ENERGY                                      4%
OTHER INDUSTRIES                           11%
INDEX FUTURES                              11%
CASH EQUIVALENTS                            5%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         COMPANY                              % OF NET ASSETS
INTERNATIONAL BUSINESS MACHINES CORPORATION                                 2.5%
MICROSOFT CORPORATION                                                       2.5%
GENERAL ELECTRIC COMPANY                                                    2.3%
AT&T CORPORATION                                                            2.0%
KOHL'S CORPORATION                                                          1.9%
ENRON CORP.                                                                 1.8%
CISCO SYSTEMS, INC.                                                         1.7%
TYCO INTERNATIONAL LTD.                                                     1.7%
HARLEY-DAVIDSON, INC.                                                       1.6%
WAL-MART STORES, INC.                                                       1.6%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              GROWTH STOCK PORTFOLIO        S&P 500 INDEX
5/94                                              $10,000           $10,000
6/94                                               $9,884            $9,845
6/95                                              $11,626           $12,394
6/96                                              $14,694           $15,604
6/97                                              $18,707           $20,999
6/98                                              $24,730           $27,305
6/99                                              $29,581           $33,503
AVERAGE ANNUAL
TOTAL RETURN
FOR PERIODS ENDED
JUNE 30, 1999
                                                                   ONE YEAR      FIVE YEARS       SINCE INCEPTION
Growth Stock Portfolio                                               19.62%          24.51%                23.40%
S&P 500 Index                                                        22.70%          27.75%                26.41%

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                     MARKET
                                                      VALUE
COMMON STOCK (83.3%)                    SHARES       (000'S)
--------------------------------------------------------------
BASIC MATERIALS (1.6%)
Ecolab, Inc.                              203,900  $    8,895
                                                   -----------
CAPITAL GOODS (8.1%)
AlliedSignal, Inc.                         69,400       4,372
Avery Dennison Corporation                 91,400       5,518
Emerson Electric Co.                       61,800       3,886
General Electric Company                  114,500      12,939
*Republic Services, Inc.                  215,600       5,336
Tyco International Ltd.                   100,600       9,532
Waste Management, Inc.                     87,400       4,698
                                                   -----------
    TOTAL                                              46,281
                                                   -----------
COMMUNICATION SERVICES (5.1%)
AT&T Corporation                          209,962      11,719
GTE Corporation                            82,900       6,280
*MCI WorldCom, Inc.                        99,500       8,582
*Nextel Communications, Inc.               58,000       2,911
                                                   -----------
    TOTAL                                              29,492
                                                   -----------
CONSUMER CYCLICAL (14.6%)
*Barnes & Noble, Inc.                     141,000       3,860
*barnesandnoble.com inc.                   81,400       1,465
Borg-Warner Automotive, Inc.               48,900       2,690
Centex Corporation                         66,000       2,479
*Costco Companies, Inc.                    31,300       2,506
Dayton Hudson Corporation                  67,000       4,355
Ford Motor Company                         93,000       5,249
Gap, Inc.                                  19,950       1,005
Harley-Davidson, Inc.                     171,500       9,325
Home Depot, Inc.                          119,500       7,700
*Kohl's Corporation                       140,600      10,853
Lennar Corporation                         45,600       1,094
Maytag Corporation                         13,000         906
McGraw-Hill Companies Inc.                 96,200       5,189
The New York Times Company                129,200       4,756
Servicemaster Co.                         245,250       4,598
Tribune Company                            76,000       6,622
Wal-Mart Stores, Inc.                     193,000       9,312
                                                   -----------
    TOTAL                                              83,964
                                                   -----------
CONSUMER STAPLES (12.3%)
Anheuser-Busch Companies, Inc.             65,900       4,675
Benckiser N.V.                             78,000       4,183
Campbell Soup Company                      52,800       2,449
Dial Corp.                                208,700       7,761
Hershey Foods Corporation                  40,000       2,375
*Keebler Foods Co.                        108,100       3,284
Kimberly-Clark Corporation                 40,000       2,280
McDonald's Corporation                    160,400       6,627
PepsiCo, Inc.                             197,100       7,625
The Pepsi Bottling Group, Inc.            163,500       3,771
Procter & Gamble Company                   76,000       6,783
The Quaker Oats Company                    65,600       4,354
Unilever N.V.                              45,624       3,182

                                                     MARKET
                                                      VALUE
COMMON STOCK (83.3%)                    SHARES       (000'S)
--------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Walgreen Company                          262,400  $    7,708
Walt Disney Company                       124,300       3,830
                                                   -----------
    TOTAL                                              70,887
                                                   -----------
ENERGY (4.1%)
BP Amoco Plc                               45,000       4,883
Chevron Corporation                        23,000       2,189
Conoco, Inc.                              137,000       3,819
Exxon Corporation                          26,800       2,067
Mobil Corporation                          53,000       5,247
Schlumberger Limited                       37,000       2,356
Texaco Inc.                                38,000       2,375
Transocean Offshore Inc.                   26,400         693
                                                   -----------
    TOTAL                                              23,629
                                                   -----------
FINANCE (7.0%)
Ambac Financial Group, Inc.                66,000       3,770
Bank of America Corp.                      52,501       3,849
Bank of New York Company, Inc.            133,300       4,890
Chase Manhattan Corporation                94,880       8,219
Citigroup, Inc.                            73,200       3,477
Fifth Third Bankcorp                       73,300       4,879
Goldman Sachs Group Inc.                   25,500       1,842
Morgan Stanley, Dean Witter,
 Discover & Co.                            68,700       7,042
U.S. Bancorp                               60,000       2,040
                                                   -----------
    TOTAL                                              40,008
                                                   -----------
HEALTHCARE (7.7%)
Bristol-Myers Squibb Company              116,500       8,206
Eli Lilly & Company                        46,900       3,359
*Guidant Corporation                       51,600       2,654
Johnson & Johnson                          49,100       4,812
Medtronic, Inc.                            82,900       6,456
Merck & Co., Inc.                          97,400       7,208
Pfizer, Inc.                               65,400       7,178
Pharmacia & Upjohn Inc.                    35,000       1,988
Warner-Lambert Company                     38,600       2,678
                                                   -----------
    TOTAL                                              44,539
                                                   -----------
TECHNOLOGY (17.1%)
*America Online, Inc.                      38,800       4,287
*Cisco Systems, Inc.                      155,200      10,010
*Concord EFS, Inc.                         31,700       1,341
*DST Systems, Inc.                         41,200       2,590
Electronic Data Systems Corporation       148,000       8,371
*EMC Corporation                           43,800       2,409
*Fiserv, Inc.                             236,475       7,404
Hewlett-Packard Company                    67,800       6,813
Intel Corporation                          74,600       4,438
International Business Machines
 Corporation                              110,800      14,320
Lucent Technologies, Inc.                  82,684       5,576

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                     MARKET
                                                      VALUE
COMMON STOCK (83.3%)                    SHARES       (000'S)
--------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Microsoft Corporation                    157,400  $   14,196
Nortel Networks Corporation                56,000       4,862
*Sun Microsystems, Inc.                    39,400       2,714
Texas Instruments, Incorporated            29,000       4,205
W.W. Grainger, Inc.                        85,000       4,574
                                                   -----------
    TOTAL                                              98,110
                                                   -----------
TRANSPORTATION (3.9%)
*AMR Corporation                           73,900       5,044
Canadian National Railway Company          82,500       5,528
*FDX Corporation                           57,000       3,092
*Midwest Express Holdings, Inc.           125,400       4,264
Southwest Airlines Co.                    143,850       4,477
                                                   -----------
    TOTAL                                              22,405
                                                   -----------
UTILITIES (1.8%)
Enron Corp.                               126,000      10,301
                                                   -----------
    TOTAL COMMON STOCK                                478,511
                                                   -----------

MONEY MARKET INVESTMENTS (16.9%)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (0.7%)
#Federal Home Loan Mortgage Corp.,
 4.84%, 08/31/99                          100,000  $       99
#Federal Home Loan Mortgage Corp.,
 4.73%, 09/08/99                        3,500,000       3,464
#Federal National Mortgage
 Association, 4.93%, 09/10/99             200,000         198
                                                   -----------
    TOTAL                                               3,761
                                                   -----------
MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS (3.0%)
#Quincy Capital Corporation, 4.92%,
 07/09/99                              17,400,000      17,381
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (9.7%)
General Electric Capital Corporation,
 5.70%, 07/01/99                        8,800,000       8,800
# Household Finance Company, 4.97%,
 07/14/99                              22,000,000      21,961

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (16.9%)          PAR        (000'S)
--------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (CONTINUED)
Variable Funding Capital Corp.,
 5.15%, 07/26/99                       25,000,000  $   24,911
                                                   -----------
    TOTAL                                              55,672
                                                   -----------
PHONE COMMUNICATIONS (3.5%)
U.S. West Communications, 5.1%
 07/20/99                                              19,946
                                                   -----------
    TOTAL MONEY MARKET INVESTMENTS                     96,760
                                                   -----------
    TOTAL INVESTMENTS (100.2%) (COST
     $402,426,571)^                                   575,271
    OTHER ASSETS, LESS LIABILITIES
     (-0.2%)                                           (1,081 )
                                                   -----------
    TOTAL NET ASSETS (100.0%)                      $  574,190
                                                   -----------

* Non-Income Producing

ADR-American Depository Receipt

#Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1999 is summarized below:

                                                    UNREALIZED
                           NUMBER OF   EXPIRATION  APPRECIATION
ISSUER                     CONTRACTS      DATE        (000'S)
----------------------------------------------------------------
S&P 500 Stock Index           189         9/99        $2,454
 (Total Notional Value at
 6/30/99, $62,831,063)

^At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $402,426,571 and the net unrealized appreciation of investments based on that cost was $172,844,211 which was comprised of $174,443,590 aggregate gross unrealized appreciation and $1,599,379 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

GROWTH & INCOME STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
Long-term growth of capital and  Actively manage a portfolio of equity            $677,942,000
income, consistent with          securities with a goal of exceeding the total
moderate investment risk         return of the S&P 500 Index.

GROWTH AND INCOME STOCK PORTFOLIO
The Growth and Income Portfolio invests mainly in large-capitalization stocks, with a focus on seeking the best values in the market based on long-term earnings forecasts. A sector balance similar to that of the S&P 500 Index is normally maintained, with the emphasis on undervalued stocks within each industry group; a valuation discipline mandates the sale of stocks regarded as overvalued. More focus is placed on capital appreciation and dividend growth than on current dividends. The Portfolio is normally fully invested in equity securities.

During the first half of 1999, and especially in the second quarter, the Growth and Income Portfolio benefited from a rather dramatic change in the market environment. Through most of the current bull market, the extraordinary returns of the major market averages have been driven almost entirely by a relatively small number of large growth companies and technology issues. In April of this year, the market's strength broadened to include energy and basic industry stocks, as well as smaller stocks; in the second quarter, the top 50 stocks in the S&P posted total return less than half that of the next 450 names. The change in the tenor of the market can be attributed to two factors: economic recovery in Asia, which stimulated demand for energy and capital goods; and higher interest rates in the United States, which caused investors to question the very high price-earnings ratios carried by some stocks. This change was highly positive for the portfolio's value-oriented investment style.

At June 30, the Portfolio's largest holding, and also the most significant contributor to its strong performance, was Tyco International Ltd., a rapidly growing diversified company that is often compared to General Electric. Long-term holdings in Union Pacific and Starwood also proved successful, as these companies began to realize the potential that the portfolio managers had seen in them. Energy and chemical names were also among the strong performers, while finance holdings were less successful.

The Growth and Income Stock Portfolio is managed for Northwestern Mutual by J.
P. Morgan Investment Management, Inc.

       Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TECHNOLOGY                                         18%
FINANCE                                            17%
BASIC MATERIALS/CAPITAL GOODS                      17%
OTHER INDUSTRIES                                   12%
CONSUMER STAPLES                                   11%
CONSUMER CYCLICALS                                 11%
HEALTH CARE                                         9%
ENERGY                                              5%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         COMPANY                              % OF NET ASSETS
TYCO INTERNATIONAL LTD.                                                    3.8%
BANK OF AMERICA CORPORATION                                                3.6%
MCI WORLDCOM, INC                                                          3.2%
MICROSOFT CORPORATION                                                      3.1%
WASTE MANAGEMENT, INC.                                                     3.0%
CISCO SYSTEMS, INC.                                                        2.9%
INTERNATIONAL BUSINESS MACHINES CORPORATION                                2.7%
PHILIP MORRIS COMPANIES, INC.                                              2.6%
PROCTER & GAMBLE COMPANY                                                   2.5%
SBC COMMUNICATIONS, INC.                                                   2.4%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                  GROWTH & INCOME STOCK
                                                        PORTFOLIO                 S&P 500 INDEX
5/03/94                                                                $10,000             $10,000
6/30/94                                                                 $9,784              $9,845
6/30/95                                                                $11,754             $12,394
6/30/96                                                                $14,099             $15,604
6/30/97                                                                $18,641             $20,999
6/30/98                                                                $23,288             $27,305
6/30/99                                                                $27,927             $33,503
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED JUNE 30, 1999
                                                                      ONE YEAR          FIVE YEARS         SINCE INCEPTION #
Growth & Income Stock Portfolio                                         19.92%              23.34%                    22.03%
S&P 500 Index                                                           22.70%              27.75%                    26.41%
INCEPTION DATE OF 5/3/94.

The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

GROWTH & INCOME STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                 MARKET VALUE
COMMON STOCK (99.6%)                 SHARES        (000'S)
-------------------------------------------------------------
BASIC MATERIALS (6.2%)
Allegheny Teledyne, Inc.                289,300  $     6,545
Monsanto Company                        279,600       11,027
Rohm and Haas Company                   268,500       11,512
*Smurfit-Stone Container
 Corporation                            184,834        3,801
USEC Inc.                               593,900        8,834
                                                 ------------
    TOTAL                                             41,719
                                                 ------------
CAPITAL GOODS (11.0%)
*Allied Waste Industries Inc.           316,800        6,257
*Coltec Industries, Inc.                 93,100        2,019
Cooper Industries, Inc.                 130,300        6,776
*Republic Services, Inc.                561,600       13,900
Tyco International Ltd.                 268,899       25,478
Waste Management, Inc.                  381,317       20,496
                                                 ------------
    TOTAL                                             74,926
                                                 ------------
COMMUNICATION SERVICES (8.3%)
AT&T Corporation                        108,800        6,072
Bell Atlantic Corporation                62,900        4,112
GTE Corporation                          92,100        6,977
*Level 3 Communications, Inc.            26,900        1,616
*MCI WorldCom, Inc.                     247,306       21,330
SBC Communications, Inc.                276,000       16,008
                                                 ------------
    TOTAL                                             56,115
                                                 ------------
CONSUMER CYCLICALS (10.6%)
*Abercrombie & Fitch Co.                 60,700        2,913
*Autozone, Inc.                          42,600        1,283
*Cendant Corporation                    316,800        6,494
Dayton Hudson Corporation                59,800        3,887
*Federated Department Stores,
 Inc.                                   114,900        6,083
*Fruit of the Loom, Inc.                425,800        4,152
International Game Technology           239,800        4,436
*Jones Apparel Group, Inc.               48,900        1,678
*Lear Corporation                        85,400        4,249
Mattel, Inc.                            398,800       10,543
*Mirage Resorts, Incorporated           162,400        2,720
The News Corporation Limited             66,300        2,341
Service Corporation
 International                          270,700        5,211
Starwood Hotels & Resorts
 Worldwide, Inc.                         95,896        2,931
TJX Companies, Inc.                     172,900        5,760
Wal-Mart Stores, Inc.                   150,500        7,262
                                                 ------------
    TOTAL                                             71,943
                                                 ------------
CONSUMER STAPLES (11.4%)
Gillette Company                        139,500        5,720
Kimberly-Clark Corporation               87,600        4,993
*The Kroger Co.                         272,000        7,599
The Pepsi Bottling Group, Inc.           77,400        1,785
PepsiCo, Inc.                           409,000       15,823

                                                 MARKET VALUE
COMMON STOCK (99.6%)                 SHARES        (000'S)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Philip Morris Companies, Inc.           434,700  $    17,470
Procter & Gamble Company                186,400       16,636
The Seagram Company Ltd.                141,500        7,128
                                                 ------------
    TOTAL                                             77,154
                                                 ------------
ENERGY (5.0%)
*Input/Output, Inc.                     732,300        5,537
Mobil Corporation                       117,300       11,613
Shell Transport & Trading
 Company ADR                            214,400        9,943
Tosco Corporation                       261,800        6,790
                                                 ------------
    TOTAL                                             33,883
                                                 ------------
FINANCE (17.1%)
Aon Corporation                         183,200        7,556
Bank of America Corporation             332,243       24,358
The CIT Group, Inc.                     120,300        3,474
Dime Bancorp, Inc.                      121,400        2,443
Fannie Mae                               60,300        4,123
First Union Corporation                 241,500       11,351
KeyCorp                                 217,700        6,994
Marsh & McLennan Companies,
 Inc.                                   121,350        9,162
Newcourt Credit Group Inc.              544,800        7,048
Provident Companies, Inc.               165,100        6,604
U.S. Bancorp                            237,500        8,075
NUM Corporation                         204,200       11,180
Washington Mutual, Inc.                 270,700        9,576
XL Capital Ltd.                          76,500        4,322
                                                 ------------
    TOTAL                                            116,266
                                                 ------------
HEALTHCARE (8.6%)
*Alza Corporation                        46,300        2,356
American Home Products
 Corporation                            150,500        8,654
Bristol-Myers Squibb Company            106,700        7,516
Eli Lilly and Company                    76,400        5,472
*Forest Laboratories, Inc.              241,500       11,169
*Genzyme Corporation (General
 Division)                              110,000        5,335
*HEALTHSOUTH Corporation                709,700       10,601
Warner-Lambert Company                  106,700        7,402
                                                 ------------
    TOTAL                                             58,505
                                                 ------------
TECHNOLOGY (17.6%)
*Applied Materials, Inc.                 59,500        4,395
*Cisco Systems, Inc.                    302,950       19,540
*Dell Computer Corporation              121,100        4,481
*EMC Corporation                        169,400        9,317
*Genzyme Surgical Products               19,691           87
Intel Corporation                       107,700        6,408
International Business Machines
 Corporation                            143,500       18,547
Lucent Technologies Inc.                 61,215        4,128

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                 MARKET VALUE
COMMON STOCK (99.6%)                 SHARES        (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Microsoft Corporation                  233,600  $    21,068
Motorola, Inc.                           37,100        3,515
*Oracle Corporation                      83,250        3,091
*Quantum Corporation                     90,800        2,191
*Sun Microsystems, Inc.                 168,500       11,605
Texas Instruments, Incorporated          74,300       10,774
                                                 ------------
    TOTAL                                            119,147
                                                 ------------
TRANSPORTATION (2.1%)
CNF Transportation Inc.                  75,900        2,913
Union Pacific Corporation               189,400       11,044
                                                 ------------
    TOTAL                                             13,957
                                                 ------------
UTILITIES (1.7%)
Columbia Energy Group                   105,700        6,626
Dominion Resources, Inc.                 80,800        3,500
P P & L Resources, Inc.                  38,200        1,174
                                                 ------------
    TOTAL                                             11,300
                                                 ------------
    TOTAL COMMON STOCK                               674,915
                                                 ------------

                                                     MARKET
                                                      VALUE
MONEY MARKET INVESTMENTS (0.4%)           PAR        (000'S)
--------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (0.4%)
General Electric Capital
 Corporation, 5.70%, 7/1/99             2,100,000  $    2,100
Variable Funding Capital Corp.,
 5.05%, 7/21/99                           900,000         897
                                                   -----------
    TOTAL MONEY MARKET INVESTMENTS                      2,997
                                                   -----------
    TOTAL INVESTMENTS (100.0%) (COST
     $599,204,145)^                                   677,912
    OTHER ASSETS, LESS LIABILITIES                         30
                                                   -----------
    TOTAL NET ASSETS (100.0%)                      $  677,942
                                                   -----------

* Non-Income Producing

ADR-American Depository Receipt

^At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $599,204,145 and the net unrealized appreciation of investments based on that cost was $78,708,540 which is comprised of $111,211,211 aggregate gross unrealized appreciation and $32,502,671 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

INDEX 500 STOCK PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Long-term capital appreciation       Invest in a portfolio designed to approximate the      $2,069,564,000
through cost-effective               composition and returns of the S&P 500 Index.
participation in broad market
performance

INDEX 500 STOCK PORTFOLIO

The Index 500 Stock Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. This composite of 500 stocks of large U.S.-based companies, compiled by Standard & Poor's Corporation, is generally regarded as a good proxy for the overall U.S. equity market; the Portfolio therefore enables contract owners to participate in overall performance of the U.S. equity market. The Portfolio continues to achieve the objective of matching the results of the S&P 500 before expenses.

      Sector Allocation

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCE                                    16%
CONSUMER STAPLES                           13%
TECHNOLOGY                                 21%
BASIC MATERIALS/CAPITAL GOODS              12%
HEALTH CARE                                10%
OTHER INDUSTRIES                           13%
CONSUMER CYCLICAL                           9%
ENERGY                                      6%

Top 10 Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         COMPANY                              % OF NET ASSETS
MICROSOFT CORPORATION                                                       4.0%
GENERAL ELECTRIC COMPANY                                                    3.3%
INTERNATIONAL BUSINESS MACHINES CORPORATION                                 2.1%
WAL-MART STORES, INC.                                                       1.9%
CISCO SYSTEMS, INC.                                                         1.8%
LUCENT TECHNOLOGIES, INC.                                                   1.8%
INTEL CORPORATION                                                           1.8%
EXXON CORPORATION                                                           1.7%
MERCK & CO., INC.                                                           1.6%
AT&T CORPORATION                                                            1.6%

     Performance Relative to S&P 500 Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             INDEX 500 PORTFOLIO      S&P 500 INDEX
6/89                                                        $10,000           $10,000
6/90                                                        $10,731           $11,620
6/91                                                        $11,750           $12,468
6/92                                                        $12,878           $14,139
6/93                                                        $14,477           $16,062
6/94                                                        $14,618           $16,271
6/95                                                        $18,406           $20,485
6/96                                                        $23,172           $25,790
6/97                                                        $31,151           $34,706
6/98                                                        $40,511           $45,128
6/99                                                        $49,787           $55,373
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED JUNE 30, 1999
                                                           ONE YEAR        FIVE YEARS      TEN YEARS
Index 500 Portfolio                                          22.90%            27.77%         17.41%
S&P 500 Index                                                22.70%            27.75%         18.67%
ACTIVELY MANAGED PRIOR TO 4/30/93
INDEXED ON 4/30/93

On April 30, 1993, the Portfolio was indexed to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index. Before that date, the Portfolio was actively managed.
    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    This chart assumes an initial investment of $10,000 made on 6/30/89. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

INDEX 500 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
BASIC MATERIALS (3.3%)
Air Products & Chemicals, Inc.                                 41,800   $  1,682
Alcan Aluminum Limited                                         41,500      1,325
Alcoa Inc.                                                     67,000      4,146
Allegheny Teledyne, Inc.                                       35,835        811
Archer Daniels Midland Company                                107,980      1,667
ASARCO, Inc.                                                    7,000        132
Barrick Gold Corporation                                       68,100      1,319
*Battle Mountain Gold Company                                  40,300         98
Bemis Company, Inc.                                             9,600        382
*Bethlehem Steel Corporation                                   23,700        182
Boise Cascade Corporation                                      10,300        442
Champion International                                         17,400        833
Cyprus Amax Minerals Co.                                       16,550        251
Dow Chemical Company                                           40,400      5,126
E.I. du Pont de Nemours & Company                             205,400     14,031
Eastman Chemical Company                                       14,425        746
Ecolab, Inc.                                                   23,600      1,030
Engelhard Corp.                                                22,900        518
*FMC Corporation                                                6,000        410
*Freeport-McMoRan Copper & Gold, Inc.                          30,200        542
Georgia Pacific Corp.                                          32,100      1,521
Great Lakes Chemical                                           10,800        497
Hercules Inc.                                                  18,400        723
Homestake Mining Company                                       47,400        388
*Inco Limited                                                  33,000        594
International Flavors & Fragrances, Inc.                       19,400        861
International Paper Company                                    74,769      3,776
Louisiana Pacific Corporation                                  19,800        470
Mead Corp.                                                     18,600        777
Monsanto Company                                              114,300      4,508
Nalco Chemical Company                                         11,900        617
Newmont Mining Corporation                                     30,480        606
Nucor Corp.                                                    16,000        759
Phelps Dodge Corporation                                       10,600        657
Pioneer Hi-Bred International                                  43,700      1,702
Placer Dome Inc.                                               59,400        702
Potlatch Corporation                                            5,300        233
PPG Industries, Inc.                                           32,100      1,896
Praxair                                                        28,800      1,409
Reynolds Metals Company                                        11,800        696
Rohm and Haas Company                                          38,713      1,660
Sigma-Aldrich Corp.                                            18,400        634
Temple-Inland Inc.                                             10,100        689
Union Carbide Corporation                                      24,200      1,180
USX-U.S. Steel Group, Inc.                                     16,100        435
*W.R. Grace & Co.                                              13,400        246
Westvaco Corporation                                           18,350        532
Weyerhaeuser Company                                           36,300      2,496
Willamette Industries, Inc.                                    20,200        930
Worthington Industries                                         16,850        277
                                                                        ---------
    TOTAL                                                                 68,144
                                                                        ---------

                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
CAPITAL GOODS (8.4%)
AlliedSignal, Inc.                                            101,700   $  6,407
Avery Dennison Corporation                                     21,200      1,280
The B.F. Goodrich Company                                      13,600        578
Ball Corporation                                                5,600        237
Boeing Company                                                171,176      7,564
Briggs & Stratton Corporation                                   4,300        248
Browning-Ferris Industries, Inc.                               28,900      1,243
Case Corporation                                               13,500        650
Caterpillar, Inc.                                              65,400      3,924
Cooper Industries, Inc.                                        17,200        894
Corning, Inc.                                                  44,500      3,121
Crane Co.                                                      12,475        392
Crown Cork & Seal Company, Inc.                                22,300        636
Cummins Engine Company, Inc.                                    7,600        434
Danaher Corporation                                            24,400      1,418
Deere & Company                                                43,500      1,724
Dover Corporation                                              40,700      1,425
Eaton Corporation                                              13,000      1,196
Emerson Electric Co.                                           79,800      5,017
Fluor Corporation                                              13,800        559
Foster Wheeler Corporation                                      7,100        100
General Dynamics Corporation                                   23,100      1,582
General Electric Company                                      597,900     67,563
Honeywell, Inc.                                                23,000      2,665
ITT Industries Inc.                                            16,600        633
Illinois Tool Works, Inc.                                      45,600      3,739
Ingersoll-Rand Company                                         30,000      1,939
Johnson Controls, Inc.                                         15,500      1,074
Lockheed Martin Corporation                                    71,608      2,667
McDermott International, Inc.                                  10,800        305
Milacron Inc.                                                   7,000        130
Millipore Corp.                                                 8,000        325
Minnesota Mining & Manufacturing Co.                           73,300      6,373
NACCO Industries, Inc.                                          1,500        110
National Service Industries, Inc.                               7,500        270
*Navistar International Corporation                            12,100        605
Northrop Grumman Corporation                                   12,600        836
*Owens-Illinois, Inc.                                          28,300        925
PACCAR, Inc.                                                   14,270        762
Pall Corporation                                               22,700        504
Parker-Hannifin Corporation                                    19,775        905
Pitney Bowes Inc.                                              49,700      3,193
Raychem Corp.                                                  14,100        522
Rockwell International Corp.                                   34,600      2,102
*Sealed Air Corporation                                        15,271        991
*Solectron Corporation                                         45,900      3,061
Tenneco Inc.                                                   31,000        740
Textron Inc.                                                   28,900      2,379
*Thermo Electron Corporation                                   29,000        582
Thomas & Betts Corporation                                     10,400        491
Timken Company                                                 11,300        220
Tyco International Ltd.                                       148,905     14,109
United Technologies Corp.                                      88,000      6,309

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Waste Management, Inc.                                        109,185   $  5,869
                                                                        ---------
    TOTAL                                                                173,527
                                                                        ---------
COMMUNICATION SERVICES (8.8%)
ALLTEL Corporation                                             50,200      3,589
Ameritech Corporation                                         200,500     14,737
AT&T Corporation                                              574,138     32,044
Bell Atlantic Corporation                                     283,184     18,513
Bellsouth Corporation                                         355,800     16,678
CenturyTel Inc.                                                25,200      1,002
Frontier Corporation                                           31,300      1,847
GTE Corporation                                               176,100     13,340
*MCI WorldCom, Inc.                                           334,482     28,849
*Nextel Communications, Inc.                                   52,500      2,635
SBC Communications, Inc.                                      356,898     20,700
Sprint Corporation                                            163,000      8,608
*Sprint PCS                                                    80,250      4,584
U S WEST, Inc.                                                 91,808      5,394
Vodafone AirTouch PLC                                          52,200     10,283
                                                                        ---------
    TOTAL                                                                182,803
                                                                        ---------
CONSUMER CYCLICAL (8.8%)
American Greetings Corp.                                       12,800        386
Armstrong World Industries Inc.                                 7,300        422
*Autozone, Inc.                                                27,400        825
Black & Decker Corporation                                     16,000      1,010
Brunswick Corporation                                          16,800        468
Carnival Corporation                                          111,800      5,422
*Cendant Corporation                                          140,154      2,873
Centex Corporation                                             10,900        409
Circuit City Stores, Inc.                                      18,300      1,702
*Consolidated Stores Corporation                               20,000        540
Cooper Tire & Rubber Company                                   13,800        326
*Costco Companies, Inc.                                        39,807      3,187
Dana Corporation                                               30,300      1,396
Dayton Hudson Corporation                                      80,400      5,226
Delphi Automotive Systems Corporation                         103,137      1,914
Dillard 's , Inc.                                              19,500        685
Dollar General Corp.                                           40,343      1,170
Dow Jones & Company, Inc.                                      17,100        907
Dun & Bradstreet Corporation                                   30,100      1,067
*Federated Department Stores, Inc.                             38,300      2,028
Fleetwood Enterprises, Inc.                                     6,400        169
Ford Motor Company                                            220,800     12,461
*Fruit of the Loom, Inc.                                       13,200        129
Gannet Company Inc.                                            51,400      3,669
Gap, Inc.                                                     156,075      7,862
General Motors Corp.                                          119,400      7,880
Genuine Parts Company                                          32,800      1,148
Goodyear Tire & Rubber Company                                 28,400      1,670
H & R Block, Inc.                                              17,800        890
Harcourt General                                               13,000        670
*Harrahs Entertainment                                         23,000        506
Hasbro Inc.                                                    35,775        999
Hilton Hotels Corporation                                      47,600        675
                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)
Home Depot, Inc.                                              268,996   $ 17,333
IMS Health Incorporated                                        58,200      1,819
Interpublic Group of Cos. Inc.                                 25,400      2,200
J.C. Penney Company, Inc.                                      48,100      2,336
Jostens, Inc.                                                   6,400        135
Kaufman & Broad Home Corp.                                      8,700        216
*Kmart Corporation                                             89,900      1,478
Knight-Ridder, Inc.                                            14,300        786
*Kohl's Corporation                                            28,900      2,231
Laidlaw Transportation Limited                                 60,200        444
The Limited, Inc.                                              38,574      1,750
Liz Claiborne, Inc.                                            11,800        431
Lowe's Companies, Inc.                                         67,800      3,843
Marriott International                                         44,300      1,656
Masco Corporation                                              61,900      1,787
Mattel, Inc.                                                   75,988      2,009
May Department Stores Company                                  63,900      2,612
Maytag Corporation                                             16,400      1,143
McGraw-Hill Companies Inc.                                     35,900      1,936
Meredith Corporation                                            9,500        329
*Mirage Resorts, Incorporated                                  35,900        601
The New York Times Company                                     33,300      1,226
Nike, Inc.                                                     51,600      3,267
Nordstrom, Inc.                                                25,900        868
Omnicom Group Inc.                                             30,800      2,464
Owens Corning                                                   9,900        340
Pep Boys - Manny, Moe & Jack                                    9,600        208
Pulte Corporation                                               7,900        182
*Reebok International Ltd.                                     10,300        192
Russell Corp.                                                   6,600        129
Sears Roebuck & Co.                                            69,900      3,115
Service Corporation International                              49,900        961
Sherwin-Williams Company                                       31,400        871
Snap-On Inc.                                                   11,950        432
Springs Industries, Inc.                                        3,300        144
The Stanley Works                                              16,200        521
*Staples, Inc.                                                 84,100      2,602
Tandy Corporation                                              36,200      1,769
Times Mirror Company                                           13,200        782
TJX Companies, Inc.                                            59,000      1,965
*Toys "R" Us                                                   45,800        947
Tribune Company                                                21,700      1,891
TRW, Inc.                                                      21,800      1,196
VF Corporation                                                 21,900        936
Wal-Mart Stores, Inc.                                         811,400     39,150
Whirlpool Corporation                                          13,900      1,029
                                                                        ---------
    TOTAL                                                                184,953
                                                                        ---------
CONSUMER STAPLES (12.6%)
Adolph Coors Co.                                                6,700        332
Alberto-Culver Company                                         10,400        277
Albertson's, Inc.                                              76,426      3,941
Anheuser-Busch Companies, Inc.                                 87,200      6,186
Avon Products, Inc.                                            47,900      2,658
BESTFOODS                                                      52,100      2,579
Brown-Forman Corporation                                       12,500        815

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Campbell Soup Company                                          81,100   $  3,761
Cardinal Health, Inc.                                          49,650      3,184
CBS Corporation                                               128,800      5,595
*Clear Channel Communications, Inc.                            59,000      4,067
Clorox Company                                                 21,400      2,286
The Coca-Cola Company                                         449,800     28,113
Coca Cola Enterprises Inc.                                     77,400      2,303
Colgate-Palmolive Co.                                          53,400      5,273
Comcast Corporation                                           134,900      5,185
Conagra, Inc.                                                  89,300      2,378
CVS Corporation                                                71,100      3,608
Darden Restaurant, Inc.                                        25,100        547
Deluxe Corp.                                                   14,700        572
Fort James Corporation                                         40,200      1,523
Fortune Brands, Inc.                                           31,200      1,291
General Mills, Inc.                                            28,000      2,251
Gillette Company                                              202,400      8,298
Great Atlantic & Pacific Tea Co., Inc.                          7,000        237
H.J. Heinz Company                                             66,050      3,311
Hershey Foods Corporation                                      26,100      1,550
Kellogg Company                                                73,900      2,439
Kimberly-Clark Corporation                                     98,844      5,634
*King World Productions, Inc.                                  13,000        453
*The Kroger Co.                                               150,200      4,196
Longs Drug Stores Corp.                                         7,100        245
McDonald's Corporation                                        246,900     10,200
McKesson HBOC, Inc.                                            50,545      1,624
*MediaOne Group, Inc.                                         110,700      8,233
Nabisco Group Holdings Corp.                                   59,300      1,160
Newell Rubbermaid Inc.                                         51,232      2,382
PepsiCo, Inc.                                                 267,700     10,357
Philip Morris Companies, Inc.                                 444,200     17,851
Procter & Gamble Company                                      242,300     21,625
The Quaker Oats Company                                        24,900      1,653
R.R. Donnelley & Sons Company                                  24,500        908
Ralston Purina Group                                           59,900      1,823
Rite Aid Corporation                                           47,200      1,162
*RJ Reynolds Tobacco Holdings Inc.                             19,000        599
*Safeway Inc.                                                  88,700      4,391
Sara Lee Corporation                                          166,400      3,775
The Seagram Company Ltd.                                       78,100      3,934
Supervalue Inc.                                                21,900        563
Sysco Corporation                                              60,700      1,810
Time Warner Inc.                                              223,900     16,457
*Tricon Global Restaurants, Inc.                               27,790      1,504
Tupperware                                                     10,500        268
Unilever N.V.                                                 104,267      7,273
UST Incorporated                                               33,900        992
*Viacom, Inc.                                                 126,912      5,584
Walgreen Company                                              182,200      5,352
Walt Disney Company                                           375,107     11,558
Wendy's International, Inc.                                    22,700        643
Winn-Dixie Stores, Inc.                                        27,100      1,001
                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Wm. Wrigley Jr. Company                                        21,200   $  1,908
                                                                        ---------
    TOTAL                                                                261,678
                                                                        ---------
ENERGY (5.9%)
Amerada Hess Corporation                                       16,500        982
Anadarko Petroleum Corporation                                 23,100        850
Apache Corporation                                             20,200        788
Ashland, Inc.                                                  13,600        546
Atlantic Richfield Company                                     59,500      4,972
Baker Hughes, Inc.                                             59,630      1,998
Burlington Resource, Inc.                                      32,320      1,398
Chevron Corporation                                           119,000     11,327
Exxon Corporation                                             443,600     34,213
Halliburton Company                                            80,200      3,629
Helmerich & Payne, Inc.                                         9,000        214
Kerr-McGee Corporation                                         15,805        793
Mobil Corporation                                             142,300     14,088
Occidental Petroleum Corporation                               63,100      1,333
Phillips Petroleum Company                                     46,500      2,340
*Rowan Companies, Inc.                                         15,300        282
Royal Dutch Petroleum Co., ADR                                391,200     23,570
Schlumberger Limited                                           99,600      6,343
Sunoco, Inc.                                                   17,100        516
Texaco Inc.                                                    97,500      6,094
Union Pacific Resource Group                                   45,792        747
Unocal Corp.                                                   44,000      1,744
USX -Marathon Group                                            56,100      1,827
                                                                        ---------
    TOTAL                                                                120,594
                                                                        ---------
FINANCE (15.7%)
AFLAC INCORPORATED.                                            48,400      2,317
Allstate Corporation                                          149,728      5,371
American Express Company                                       82,600     10,748
American General Corporation                                   46,025      3,469
American International Group, Inc.                            224,076     26,231
AmSouth Bancorporation                                         32,500        754
Aon Corporation                                                46,500      1,918
Associates First Capital Corporation                          132,810      5,885
Banc One Corporation                                          214,586     12,781
Bank of America Corporation                                   315,776     23,150
Bank of New York Company, Inc.                                138,800      5,092
BankBoston Corporation                                         54,100      2,766
BB&T Corporation                                               56,700      2,080
The Bear Stearns Companies, Inc.                               20,360        952
Capital One Financial Corporation                              35,900      1,999
The Charles Schwab Corporation                                 73,150      8,037
Chase Manhattan Corporation                                   154,312     13,367
The Chubb Corporation                                          29,700      2,064
CIGNA Corporation                                              37,700      3,355
Cincinnati Financial Corporation                               30,500      1,146
Citigroup, Inc.                                               617,962     29,353
Comerica, Inc.                                                 28,350      1,685
Conseco Inc.                                                   58,437      1,779
Countrywide Credit Industries, Inc.                            20,500        876

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
FINANCE (CONTINUED)
Federal Home Loan Mortgage Corp.                              123,800   $  7,180
Fannie Mae                                                    189,200     12,937
Fifth Third Bankcorp                                           48,575      3,233
First Union Corporation                                       180,752      8,495
Firstar Corporation                                           125,900      3,525
Fleet Financial Group Inc.                                    103,660      4,600
Franklin Resources Inc.                                        46,100      1,873
Golden West Financial Corporation                              10,400      1,019
Hartford Financial Services Group Inc.                         42,600      2,484
Household International Inc.                                   88,079      4,173
Huntington Bancshares, Inc.                                    38,440      1,345
J.P. Morgan & Company, Inc.                                    31,900      4,482
Jefferson-Pilot Corp.                                          19,350      1,281
KeyCorp                                                        83,100      2,670
Lehman Brothers Holdings, Inc.                                 20,700      1,289
Lincoln National Corporation                                   36,800      1,925
Loews Corp.                                                    20,700      1,638
Marsh & McLennan Companies, Inc.                               46,950      3,545
MBIA, Inc.                                                     18,100      1,172
MBNA Corp.                                                    146,275      4,480
Mellon Bank Corporation                                        95,300      3,467
Mercantile Bancorp                                             28,700      1,639
Merrill Lynch & Co.                                            64,700      5,172
MGIC Investment Corp.                                          20,000        973
Morgan Stanley, Dean Witter, Discover & Co.                   105,405     10,804
National City Corp.                                            59,500      3,897
Northern Trust Corp.                                           20,300      1,969
Paine Webber Group Inc.                                        26,100      1,220
PNC Bank Corp.                                                 54,900      3,164
Progressive Corporation                                        13,200      1,914
Provident Companies, Inc.                                      24,700        988
Providian Financial Corporation                                25,800      2,412
Regions Financial Corporation                                  40,400      1,553
Republic New York Corporation                                  19,600      1,336
SAFECO, Inc.                                                   24,900      1,099
SLM Holding Corporation                                        30,200      1,384
SouthTrust Corporation                                         30,100      1,155
St. Paul Companies, Inc.                                       42,986      1,367
State Street Corporation                                       29,300      2,501
Summit Bancorp.                                                31,700      1,325
Suntrust Banks Inc.                                            58,500      4,062
Synovus Financial Corp.                                        48,750        969
Torchmark Corporation                                          25,600        874
Transamerica Corporation                                       22,800      1,710
U.S. Bancorp                                                  132,931      4,520
Union Planters Corporation                                     25,100      1,122
UNUM Corporation                                               25,200      1,380
Wachovia Corporation                                           37,000      3,166
Washington Mutual, Inc.                                       108,236      3,829
Wells Fargo & Company                                         299,930     12,822
                                                                        ---------
    TOTAL                                                                324,314
                                                                        ---------
                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
HEALTHCARE (10.6%)
Abbott Laboratories Inc..                                     276,900   $ 12,599
Aetna, Inc..                                                   26,063      2,331
Allergan Inc.                                                  12,000      1,332
*Alza Corporation                                              18,200        926
American Home Products Corporation                            240,500     13,829
*Amgen, Inc.                                                   92,900      5,655
Bausch & Lomb, Inc.                                            10,200        780
Baxter International, Inc.                                     52,200      3,165
Becton, Dickinson & Company                                    45,400      1,362
Biomet, Inc.                                                   20,500        815
*Boston Scientific Corp.                                       71,700      3,150
Bristol-Myers Squibb Company                                  362,600     25,541
Columbia/HCA Healthcare Corporation                           117,800      2,687
C.R. Bard, Inc.                                                 9,800        469
Eli Lilly & Company                                           200,600     14,368
*Guidant Corporation                                           55,000      2,829
*HCR Manor Care Inc.                                           20,200        489
*HEALTHSOUTH Corporation                                       77,200      1,153
*Humana, Inc.                                                  30,500        395
Johnson & Johnson                                             245,300     24,039
Mallinckrodt, Inc.                                             13,000        473
Medtronic, Inc.                                               106,600      8,301
Merck & Co., Inc.                                             434,600     32,160
Pfizer, Inc.                                                  236,800     25,989
Pharmacia & Upjohn Inc.                                        92,705      5,267
Schering-Plough Corporation                                   268,100     14,209
*St. Jude Medical, Inc.                                        15,400        549
*Tenet Healthcare Corp.                                        56,600      1,051
*United Healthcare Corp.                                       34,000      2,129
Warner-Lambert Company                                        149,900     10,399
*Watson Pharmaceutical Inc.                                    17,400        610
*Wellpoint Health Networks                                     12,300      1,044
                                                                        ---------
    TOTAL                                                                220,095
                                                                        ---------
TECHNOLOGY (21.3%)
*3COM Corporation                                              65,500      1,748
Adobe Systems, Inc.                                            11,100        912
*Advanced Micro Devices, Inc.                                  26,400        477
*America Online, Inc.                                         187,500     20,719
*Andrew Corporation                                            15,137        287
*Apple Computer, Inc.                                          29,000      1,343
*Applied Materials, Inc.                                       67,300      4,972
Autodesk, Inc.                                                 10,800        319
Automatic Data Processing, Inc.                               112,400      4,946
*BMC Software, Inc.                                            43,000      2,322
*Cabletron Systems, Inc.                                       31,400        408
*Ceridian Corp.                                                26,100        853
*Cisco Systems, Inc.                                          576,250     37,168
Compaq Computer Corporation                                   307,809      7,291
Computer Associates International, Inc.                        98,312      5,407
*Computer Sciences Corp.                                       29,000      2,006
*Compuware Corporation                                         67,100      2,135
*Data General Corporation                                       8,800        128

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Dell Computer Corp.                                          464,300   $ 17,179
EG&G, Inc.                                                      8,200        292
Eastman Kodak Company                                          59,100      4,004
Electronic Data Systems Corporation                            89,900      5,085
*EMC Corporation                                              183,100     10,071
Equifax, Inc.                                                  26,900        960
First Data Corporation                                         80,800      3,954
*Gateway Inc.                                                  28,500      1,682
*General Instrument Corporation                                30,500      1,296
Harris Corporation                                             14,400        564
Hewlett-Packard Company                                       185,200     18,613
Ikon Office Solutions                                          26,900        404
Intel Corporation                                             608,300     36,194
International Business Machines Corporation                   336,800     43,531
*KLA- Tencor Corporation                                       16,000      1,038
*LSI Logic Corp.                                               25,800      1,190
Lucent Technologies, Inc.                                     547,600     36,929
*Micron Technology                                             45,200      1,822
*Microsoft Corporation                                        920,800     83,045
Motorola, Inc.                                                109,500     10,375
*National Semiconductor Corporation                            30,500        772
Nortel Networks Corporation                                   121,100     10,513
*Novell, Inc.                                                  61,600      1,632
*Oracle Corporation                                           262,650      9,751
*Parametric Technology Company                                 48,800        677
Paychex, Inc.                                                  44,750      1,426
PE Corp.-PE Biosystems Group                                    9,100      1,044
*Peoplesoft, Inc.                                              42,500        733
Polaroid Corporation                                            8,000        221
Raytheon Company- Class B                                      61,500      4,328
Scientific-Atlanta, Inc.                                       13,800        497
*Seagate Technology Inc.                                       44,500      1,140
Shared Medical Systems Corp.                                    4,900        320
*Silicon Graphics                                              34,200        560
*Sun Microsystems, Inc.                                       140,600      9,684
Tektronix, Inc.                                                 8,550        258
*Tellabs, Inc.                                                 70,900      4,790
Texas Instruments, Incorporated                                71,200     10,324
*Unisys Corporation                                            47,600      1,853
W.W. Grainger, Inc.                                            17,300        931
Xerox Corporation                                             119,700      7,070
                                                                        ---------
    TOTAL                                                                440,193
                                                                        ---------
TRANSPORTATION (1.0%)
*AMR Corporation                                               33,300      2,273
Burlington Northern Santa Fe                                   85,620      2,654
CSX Corporation                                                39,600      1,794
Delta Air Lines Inc.                                           25,800      1,487
*FDX Corporation                                               54,020      2,931
Kansas City Southern Industries, Inc.                          20,000      1,276
Norfolk Southern Corporation                                   69,200      2,085
                                                                         MARKET
                                                                          VALUE
COMMON STOCK (99.2%)                                        SHARES       (000'S)
---------------------------------------------------------------------------------
TRANSPORTATION (CONTINUED)
Ryder System, Inc.                                             13,100   $    341
Southwest Airlines Co.                                         61,400      1,911
Union Pacific Corporation                                      45,100      2,630
*USAir Group, Inc.                                             15,900        693
                                                                        ---------
    TOTAL                                                                 20,075
                                                                        ---------
UTILITIES (2.8%)
*The AES Corporation                                           34,700      2,017
Ameren Corporation                                             25,000        959
American Electric Power Co. Inc.                               34,900      1,311
Carolina Power & Light Company                                 27,600      1,181
Central & South West Corporation                               38,800        907
Cinergy Corporation                                            28,917        925
CMS Energy Corp.                                               21,400        896
Coastal Corp.                                                  38,800      1,552
Columbia Energy Group                                          15,250        956
Consolidated Edison Co. of New York                            42,500      1,923
Consolidated Natural Gas Company                               17,500      1,063
Constellation Energy Group Inc.                                27,200        805
Dominion Resources Inc.                                        35,600      1,542
DTE Energy Company                                             26,500      1,060
Duke Energy Corp.                                              66,065      3,592
Eastern Enterprises                                             4,100        163
Edison International                                           64,400      1,722
Enron Corporation                                              64,000      5,232
Entergy Corporation                                            45,000      1,406
FirstEnergy Corporation                                        43,300      1,342
FPL Group, Inc.                                                33,000      1,802
GPU, Inc.                                                      23,300        983
New Century Energies, Inc.                                     20,900        811
*Niagra Mohawk Power Corporation                               34,200        549
Nicor, Inc.                                                     8,700        331
Northern States Power Company                                  27,800        672
ONEOK, Inc.                                                     5,800        184
P P & L Resources, Inc.                                        27,634        849
PacifiCorp                                                     54,300        997
PECO Energy Company                                            40,900      1,713
Peoples Energy Corporation                                      6,500        245
PG&E Corp.                                                     69,800      2,269
Public Service Enterprise Group, Inc.                          40,700      1,663
Reliant Energy, Inc.                                           51,862      1,433
Sempra Energy                                                  43,802        991
Sonat Inc.                                                     20,100        666
Southern Company                                              127,200      3,371
Texas Utilities Company                                        51,515      2,125
UNICOM Corp.                                                   39,600      1,527
Williams Companies Inc.                                        78,000      3,320
                                                                        ---------
    TOTAL                                                                 57,055
                                                                        ---------
    TOTAL COMMON STOCK                                                  2,053,431
                                                                        ---------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
MONEY MARKET INVESTMENTS (0.7%)                               PAR        (000'S)
---------------------------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (0.3%)
Federal Home Loan Mortgage Corp., 4.88%, 09/02/99             500,000   $    495
Federal Home Loan Mortgage Corp., 4.73%, 09/08/99           5,000,000      4,949
                                                                        ---------
    TOTAL                                                                  5,444
                                                                        ---------
PERSONAL CREDIT INSTITUTIONS (0.4%)
General Electric Capital Corporation, 5.70%, 07/01/99       4,500,000      4,500
Household Finance Company, 4.97%, 07/14/99                  4,500,000      4,492
                                                                        ---------
    TOTAL                                                                  8,992
                                                                        ---------
    TOTAL MONEY MARKET INVESTMENTS                                        14,436
                                                                        ---------
    TOTAL INVESTMENTS (99.9%)
     (COST $1,132,968,236)^                                             2,067,867
    OTHER ASSETS, LESS LIABILITIES (0.1%)                                  1,697
                                                                        ---------
    TOTAL NET ASSETS (100.0%)                                           $2,069,564
                                                                        ---------

    * Non-Income Producing
   ADR-American Depository Receipt
    # Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1999 is summarized below:

                                                                                    UNREALIZED
                                                           NUMBER OF    EXPIRATION  APPRECIATION
ISSUER                                                     CONTRACTS      DATE       (000'S)
---------------------------------------------------------------------------------------------
S&P 500 Stock Index                                               42        9/99    $    453
 (Total Notional Value
 at 6/30/99,
 $14,054,800)

   ^ At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $1,132,968,236 and the net unrealized appreciation of investments based on that cost was $934,899,475 which is comprised of $953,401,949 aggregate gross unrealized appreciation and $18,502,474 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
A high level of current income and   Achieve consistent returns and low volatility by       $3,509,742,000
capital growth with a low risk       diversifying among assets
profile

BALANCED PORTFOLIO

In order to capitalize on changing financial market and economic conditions, the Balanced Portfolio's asset allocation is adjusted as appropriate among three investment classes: stocks, bonds and money market instruments. The equity portion of the Portfolio is indexed, meaning that the Portfolio is designed to achieve results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index, which is generally regarded as a good proxy for the overall U.S. equity market. The bond portion of the Portfolio is actively managed, with investments in high quality bonds adjusted frequently as to maturity, market sectors and duration. Liquidity is maintained by holding a portion of the Portfolio in money market investments, which are high quality short-term debt securities.

In the Balanced Portfolio, the main action taken over the last six months was the opportunistic selling of equities, in order to maintain the desired balance among asset classes during a period of increasing stock prices. In the bond portion of the Portfolio, a move to higher quality securities, accompanied by a defensive stance on interest rates, proved successful, as interest rates increased and the spread between rates on Treasury securities and riskier bonds widened.

      Percentage Holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EQUITIES (INCLUDING FUTURES)            58%
BONDS                                   33%
SHORT-TERM INVESTMENTS                   9%

     Performance Relative to Relevant Indices

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         BALANCED          MERRILL LYNCH         ML 91-DAY T-BILL    S&P 500 INDEX
                        PORTFOLIO      DOMESTIC MASTER INDEX
6/89                        $10,000                     $10,000            $10,000          $10,000
6/90                        $10,701                     $10,732            $10,849          $11,620
6/91                        $11,784                     $11,901            $11,670          $12,468
6/92                        $13,116                     $13,584            $12,274          $14,139
6/93                        $14,727                     $15,205            $12,689          $16,062
6/94                        $14,852                     $15,047            $13,116          $16,271
6/95                        $17,551                     $16,941            $13,839          $20,485
6/96                        $20,342                     $17,781            $14,604          $25,790
6/97                        $24,681                     $19,235            $15,397          $34,706
6/98                        $29,694                     $21,286            $16,211          $45,128
6/99                        $33,875                     $21,942            $16,999          $55,373
AVERAGE ANNUAL
TOTAL RETURN
FOR PERIODS ENDED
JUNE 30, 1999
                           ONE YEAR                  FIVE YEARS          TEN YEARS
                             14.08%                      17.93%             12.98%
                              3.08%                       7.84%              8.18%
                             22.70%                      27.75%             18.67%
                              4.86%                       5.32%              5.45%

In the graph, the Portfolio is compared against three indices representing the three major components of the Portfolio: equities, fixed income, and cash equivalent investments.
    The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
    The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.
    This chart assumes an initial investment of $10,000 made on 6/30/89. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

BALANCED PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
CORPORATE BONDS (5.1%)
AEROSPACE AND DEFENSE (.1%)
Lockheed Corporation, 6.75%,
 3/15/03                              3,000,000  $     3,005
                                                 ------------
BANK HOLDING COMPANIES (.4%)
Banco Montevideo, 8.4%,
 04/30/08 (144A)                      6,250,000        5,125
BT Institutional Capital Trust,
 7.75%, 12/01/26 (144A)               1,000,000          957
Security Capital Industrial
 Trust, 7.3%, 5/15/01                 8,000,000        8,088
                                                 ------------
    TOTAL                                             14,170
                                                 ------------
BANKING & FINANCE (.2%)
Associates Corp. of North
 America, 7.95%, 2/15/10              5,550,000        5,891
                                                 ------------
CHEMICALS AND ALLIED PRODUCTS (0.3%)
Dow Capital B.V., 8.5%, 6/8/10        8,200,000        8,979
                                                 ------------
COMMUNICATIONS (0.2%)
Telecommunications, Inc.,
 7.375%, 2/15/00                      8,000,000        8,066
                                                 ------------
DURABLE GOODS (0.1%)
Tata Engineering & Locomotive,
 7.875%, 07/15/07 (144A)              6,500,000        5,570
                                                 ------------
ELECTRIC SERVICES (1.6%)
Columbia Gas System Inc.,
 7.32%, 11/28/10                      7,571,000        7,452
Comed Financing II, 8.5%,
 01/15/27                             3,000,000        3,109
Dayton Power & Light Company,
 8.15%, 1/15/26                       5,750,000        5,789
Niagra Mohawk Power, 7.0%,
 10/01/00                             3,000,000        3,015
Niagra Mohawk Power, 7.25%,
 10/01/02                             1,500,000        1,510
Ohio Edison Company, 7.375%,
 9/15/02                              3,665,000        3,741
PECO Energy Trust, 6.130%,
 03/01/09                             8,000,000        7,585
Public Service Electric & Gas
 Co., 6.875%, 1/1/03                  9,000,000        9,101
Southern California Edison Co.,
 7.25%, 3/1/26                       10,000,000        9,530
Texas Utilities Electric Co.,
 7.875%, 3/1/23                       4,000,000        3,946
                                                 ------------
    TOTAL                                             54,778
                                                 ------------
ENERGY (0.1%)
Barrett Resources Corporation,
 7.55%, 2/01/07                       5,000,000        4,858
                                                 ------------

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FOOD AND BEVERAGE (0.3%)
Coca Cola Enterprises, Inc.,
 8%, 1/4/05                          10,000,000  $    10,607
                                                 ------------
GENERAL MERCHANDISE STORES (0.3%)
May Department Stores Company,
 6.7%, 9/15/28                        6,150,000        5,703
May Department Stores Company,
 7.45%, 10/15/16                      4,000,000        4,100
                                                 ------------
    TOTAL                                              9,803
                                                 ------------
INSURANCE (0.1%)
Prudential Insurance Co.,
 6.375%, 7/23/06                      2,500,000        2,394
                                                 ------------
MOTION PICTURE (0.4%)
News America Holdings Inc.,
 8.45%, 8/1/34                       10,000,000       10,744
Time Warner Entertainment Inc.,
 8.375%, 3/15/23                      3,000,000        3,246
Time Warner Entertainment Inc.,
 8.375%, 7/15/33                      1,500,000        1,621
                                                 ------------
    TOTAL                                             15,611
                                                 ------------
MOTOR VEHICLES (0.4%)
General Motors Acceptance
 Corp., 6.625%, 10/1/02               5,000,000        5,004
General Motors Corporation,
 8.8%, 3/1/21                         6,500,000        7,595
                                                 ------------
    TOTAL                                             12,599
                                                 ------------
TECHNOLOGY (0.1%)
International Business
 Machines, 6.22%, 08/01/27            3,000,000        3,023
                                                 ------------
TELEPHONE COMMUNICATIONS (0.4%)
AT&T Corp, 5.625%, 03/15/04           5,000,000        4,841
Cox Communications, Inc.,
 6.80%, 8/01/28                       1,000,000          898
GTE Corporation, 6.94%,
 04/15/28                             3,000,000        2,852
New England Telephone and
 Telegraph, 5.875%, 04/15/09          5,000,000        4,659
                                                 ------------
    TOTAL                                             13,250
                                                 ------------
TEXTILES (0.0%)
#Polysindo International
 Finance, 11.375%, 06/15/06           6,500,000        1,625
                                                 ------------
TOBACCO (0.0%)
Philip Morris Companies, 9.25%,
 2/15/00                              1,000,000        1,018
                                                 ------------
UTILITY (0.1%)
Atlantic City Electric Company,
 6.625%, 8/1/13                       4,000,000        3,784
                                                 ------------
    TOTAL CORPORATE BONDS                            179,031
                                                 ------------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
GOVERNMENT (DOMESTIC AND FOREIGN) AND AGENCY BONDS (21.2%)
FOREIGN GOVERNMENT BONDS (0.2%)
Province of Quebec, 6.5%,
 1/17/06                              7,500,000  $     7,310
                                                 ------------
FEDERAL GOVERNMENT AND AGENCIES (21.0%)
Federal Home Loan Bank, 5.540%,
 01/08/09                             5,000,000        4,594
Federal Home Loan Mortgage
 Corporation, 6.5%, 10/01/02         14,746,795       14,589
Federal Home Loan Mortgage
 Corporation, 7.0%, 03/15/07          7,250,000        7,329
Federal Home Loan Mortgage
 Corporation, 7.5%, 09/29/01         13,940,913       14,121
Federal National Mortgage
 Assoc., 5.970%, 10/1/08              1,780,461        1,701
Federal National Mortgage
 Assoc., 6.070%, 10/1/08              7,096,487        6,931
Federal National Mortgage
 Assoc., 6.240%, 02/01/06             4,876,373        4,800
Federal National Mortgage
 Assoc., 6.265%, 10/1/08              5,708,542        5,549
Federal National Mortgage
 Assoc., 6.315%, 03/01/06             5,148,209        5,085
Federal National Mortgage
 Assoc., 6.34%, 2/01/08               4,201,322        4,115
Federal National Mortgage
 Assoc., 6.43%, 6/01/08               7,386,667        7,268
Federal National Mortgage
 Assoc., 6.500%, 09/25/05             5,345,771        5,336
Federal National Mortgage
 Assoc., 6.750% 11/01/07              3,078,456        3,089
Federal National Mortgage
 Assoc., 6.750%, 04/25/18             5,493,891        5,493
Federal National Mortgage
 Assoc., 6.750%, 12/25/23             6,500,000        6,362
Federal National Mortgage
 Assoc., 6.834%, 07/01/03             3,194,578        3,217
Federal National Mortgage
 Assoc., 6.895%, 05/01/06             6,021,135        6,114
Federal National Mortgage
 Assoc., 6.900%, 04/01/06             2,427,389        2,465
Federal National Mortgage
 Assoc., 6.960%, 10/01/07             4,433,852        4,498
Federal National Mortgage
 Assoc., 7.000%, 06/01/03             3,185,056        3,212
Federal National Mortgage
 Assoc., 7.000%, 06/25/10             8,070,000        8,044
Federal National Mortgage
 Assoc., 7.000%, 04/01/26            15,354,068       15,225
Federal National Mortgage
 Assoc., 7.025%, 08/01/05             1,931,126        1,971
                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage
 Assoc., 7.045%, 08/01/05             7,556,584  $     7,715
Federal National Mortgage
 Assoc., 7.120%, 11/01/03               977,819          996
Federal National Mortgage
 Assoc., 7.250%, 05/01/04             1,560,898        1,601
Federal National Mortgage
 Assoc., 8.400%, 02/25/09            10,910,000       11,617
Federal National Mortgage
 Assoc., 11.000%, 12/01/12              201,652          217
Federal National Mortgage
 Assoc., 11.000%, 09/01/17            1,478,015        1,598
Federal National Mortgage
 Assoc., 11.000%, 12/01/17              231,028          250
Federal National Mortgage
 Assoc., 11.000%, 02/01/18              573,333          621
Federal National Mortgage
 Assoc., 11.500%, 04/01/18            1,059,438        1,163
Federal National Mortgage
 Assoc., 12.000%, 09/01/12            1,543,639        1,709
Federal National Mortgage
 Assoc., 12.000%, 12/01/12              290,785          320
Federal National Mortgage
 Assoc., 12.000%, 09/01/17              428,576          477
Federal National Mortgage
 Assoc., 12.000%, 10/01/17              602,459          671
Federal National Mortgage
 Assoc., 12.000%, 12/01/17              518,445          577
Federal National Mortgage
 Assoc., 12.000%, 02/01/18              544,065          606
Federal National Mortgage
 Assoc., 12.500%, 04/01/18              453,296          508
Federal National Mortgage
 Assoc., 13.000%, 11/01/12              300,302          341
Federal National Mortgage
 Assoc., 13.000%, 11/01/17              482,633          548
Federal National Mortgage
 Assoc., 13.000%, 12/01/17              207,215          232
Federal National Mortgage
 Assoc., 13.000%, 02/01/18              757,141          859
Federal National Mortgage
 Assoc., 14.000%, 12/01/17              202,830          237
Government National Mortgage
 Assoc., 7.00%, 05/15/23              9,849,028        9,762
Government National Mortgage
 Assoc., 7.00%, 06/15/23                684,548          678
Government National Mortgage
 Assoc., 7.00%, 07/15/23                997,698          990

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 7.00%, 08/15/23                 18,336  $        18
Government National Mortgage
 Assoc., 7.00%, 09/15/23                552,376          548
Government National Mortgage
 Assoc., 7.00%, 10/15/23                405,338          401
Government National Mortgage
 Assoc., 7.00%, 11/15/23              1,415,991        1,404
Government National Mortgage
 Assoc., 7.00%, 12/15/27                311,777          308
Government National Mortgage
 Assoc., 7.00%, 1/15/28                 456,254          451
Government National Mortgage
 Assoc., 7.00%, 2/15/28                 115,804          114
Government National Mortgage
 Assoc., 7.00%, 3/15/28                 234,982          232
Government National Mortgage
 Assoc., 7.00%, 4/15/28                 704,900          697
Government National Mortgage
 Assoc., 7.00%, 5/15/28               1,448,911        1,432
Government National Mortgage
 Assoc., 7.00%, 6/15/28               3,958,526        3,913
Government National Mortgage
 Assoc., 7.00%, 7/15/28               4,816,533        4,761
Government National Mortgage
 Assoc., 7.50%, 1/15/23                 638,363          647
Government National Mortgage
 Assoc., 7.50%, 6/15/23                 353,277          358
Government National Mortgage
 Assoc., 7.50%, 6/15/24                   8,294            8
Government National Mortgage
 Assoc., 7.50%, 7/15/24                 275,660          279
Government National Mortgage
 Assoc., 7.50%, 8/15/25                  14,326           15
                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 7.50%, 9/15/25                 255,751  $       259
Government National Mortgage
 Assoc., 7.50%, 11/15/25                 11,879           12
Government National Mortgage
 Assoc., 7.50%, 12/15/25                476,574          483
Government National Mortgage
 Assoc., 7.50%, 1/15/26                  15,998           16
Government National Mortgage
 Assoc., 7.50%, 3/15/26                 558,700          566
Government National Mortgage
 Assoc., 7.50%, 6/15/26               1,055,156        1,069
Government National Mortgage
 Assoc., 7.50%, 9/15/26                  14,329           15
Government National Mortgage
 Assoc., 7.50%, 10/15/26                 84,173           85
Government National Mortgage
 Assoc., 7.50%, 12/15/26                661,694          670
Government National Mortgage
 Assoc., 7.50%, 1/15/27                  41,834           43
Government National Mortgage
 Assoc., 7.50%, 2/15/27                 432,590          438
Government National Mortgage
 Assoc., 7.50%, 3/15/27                  40,846           41
Government National Mortgage
 Assoc., 7.50%, 4/15/27               1,478,603        1,496
Government National Mortgage
 Assoc., 7.50%, 5/15/27                 619,581          627
Government National Mortgage
 Assoc., 7.50%, 7/15/27                 651,500          659
Government National Mortgage
 Assoc., 7.50%, 12/15/27                179,735          182
Government National Mortgage
 Assoc., 7.50%, 7/15/28                 852,036          862

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.00%, 9/15/24                 382,344  $       393
Government National Mortgage
 Assoc., 8.00%, 3/15/26                 251,339          258
Government National Mortgage
 Assoc., 8.00%, 5/15/26                 492,328          506
Government National Mortgage
 Assoc., 8.00%, 6/15/26                 448,626          461
Government National Mortgage
 Assoc., 8.00%, 7/15/26               1,060,235        1,091
Government National Mortgage
 Assoc., 8.00%, 8/15/26                 416,987          429
Government National Mortgage
 Assoc., 8.00%, 9/15/26                 382,160          393
Government National Mortgage
 Assoc., 8.00%, 10/15/26                713,051          733
Government National Mortgage
 Assoc., 8.00%, 11/15/26                406,962          418
Government National Mortgage
 Assoc., 8.00%, 12/15/26                433,047          445
Government National Mortgage
 Assoc., 8.00%, 4/15/27                 787,080          809
Government National Mortgage
 Assoc., 8.00%, 6/15/27                 375,149          386
Government National Mortgage
 Assoc., 8.00%, 7/15/27                 158,352          163
Government National Mortgage
 Assoc., 8.00%, 7/20/28               3,258,499        3,325
Government National Mortgage
 Assoc., 8.50%, 05/15/22                  4,047            4
Government National Mortgage
 Assoc., 8.50%, 09/15/22                  7,308            8
Government National Mortgage
 Assoc., 8.50%, 10/15/22                 33,018           33
                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.50%, 12/15/22                 26,253  $        26
Government National Mortgage
 Assoc., 8.50%, 06/15/24                  8,826            9
Government National Mortgage
 Assoc., 8.50%, 07/15/24                 21,635           23
Government National Mortgage
 Assoc., 8.50%, 08/15/24                 45,983           48
Government National Mortgage
 Assoc., 8.50%, 12/15/24                  8,246            9
Government National Mortgage
 Assoc., 8.50%, 01/15/25                 89,497           93
Government National Mortgage
 Assoc., 8.50%, 02/15/25                 62,375           65
Government National Mortgage
 Assoc., 8.50%, 01/15/26                 44,746           47
Government National Mortgage
 Assoc., 8.50%, 02/15/26                  8,675            9
Government National Mortgage
 Assoc., 8.50%, 03/15/26                 27,155           29
Government National Mortgage
 Assoc., 8.50%, 04/15/26                 74,306           78
Government National Mortgage
 Assoc., 8.50%, 05/15/26                 22,493           24
Government National Mortgage
 Assoc., 11.00%, 01/15/18             7,516,519        8,457
Rural Housing Trust - Class D,
 6.33%, 4/1/26                        5,046,508        5,004
U.S. Treasury, 3.625%, 07/15/02       2,537,375        2,513
U.S. Treasury, 3.625%, 04/15/28       6,500,000        6,138
U.S. Treasury, 4.000%, 10/31/00      11,650,000       11,439
U.S. Treasury, 4.500%, 01/31/01      15,600,000       15,366
U.S. Treasury, 4.750%, 02/15/04      19,250,000       18,498
U.S. Treasury, 4.750%, 11/15/08      65,700,000       60,300
U.S. Treasury, 5.000%, 02/28/01       4,500,000        4,465
U.S. Treasury, 5.250%, 05/15/04      50,000,000       49,125
U.S. Treasury, 5.500%, 02/29/00      54,000,000       54,118
U.S. Treasury, 5.500%, 01/31/03       3,500,000        3,476
U.S. Treasury, 5.500%, 03/31/03      15,500,000       15,384

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
U.S. Treasury, 5.500%, 02/15/08         175,000  $       170
U.S. Treasury, 5.625%, 04/30/00      10,500,000       10,530
U.S. Treasury, 5.625%, 12/31/02       2,300,000        2,295
U.S. Treasury, 5.625%, 02/15/06     127,000,000      125,055
U.S. Treasury, 5.625%, 05/15/08      34,000,000       33,299
U.S. Treasury, 6.000%, 07/31/02       4,000,000        4,040
U.S. Treasury, 6.125%, 08/15/07      22,000,000       22,241
U.S. Treasury, 6.875%, 05/15/06      50,000,000       52,641
U.S. Treasury, 7.250%, 08/15/04       6,000,000        6,373
U.S. Treasury, 7.250%, 05/15/16       4,200,000        4,610
Vendee Mortgage Trust, 6.5%,
 6/07/08                              4,500,000        4,221
Vendee Mortgage Trust, 0.495%,
 6/15/23 IO                          75,240,289        1,310
                                                 ------------
    TOTAL                                            739,893
                                                 ------------
    TOTAL GOVERNMENT BONDS                           747,203
                                                 ------------
MORTGAGE/ASSET BACKED SECURITIES (6.8%)
AUTO-RELATED (0.5%)
Daimler-Benz Vehicle Trust -
 Class A, 5.85%, 7/20/03                564,535          565
Eaglemark Trust - Class A,
 6.75%, 11/15/02                      2,034,982        2,055
Fleetwood Credit Corporation
 Grantor Trust - Class A, 6.4%,
 05/15/13                             1,937,074        1,945
Team Fleet Financing
 Corporation - Class A, 6.65%,
 12/15/02 (144A)                     11,800,000       11,760
                                                 ------------
    TOTAL                                             16,325
                                                 ------------
BANKING AND FINANCE (0.3%)
Morgan Stanley Capital Trust,
 7.388%, 08/15/06 (144A)              6,925,000        7,246
Nations Bank Lease Pass Thru
 Trust 97-A, 7.442%, 01/10/11
 (144A)                               2,000,000        2,008
                                                 ------------
    TOTAL                                              9,254
                                                 ------------
CREDIT CARD (0.5%)
Iroquois Trust - Class A,
 6.68%, 11/10/03 (144A)              12,365,232       12,374
Iroquois Trust - Class A,
 6.752%, 06/25/07 (144A)              4,750,000        4,757
                                                 ------------
    TOTAL                                             17,131
                                                 ------------
COMMERCIAL MORTGAGES (4.0%)
Asset Securitization
 Corporation - Class CS1,
 1.257%, 11/13/26 IO                 22,112,817          708
Asset Securitization
 Corporation - Class PS1,
 1.367%, 02/14/41 IO                 22,299,058        2,049
                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
BankBoston Marine Asset Backed
 Trust - Class A6, 6.64%,
 08/15/10                             7,000,000  $     7,019
Chase Commercial Mortgage
 Securities Corp. - Class A2,
 6.6%, 11/19/07                       8,500,000        8,364
Chase Commercial Mortgage
 Securities Corp. - Class A2,
 6.6%, 11/19/07                       2,500,000        2,446
Citibank Credit Card Master
 Trust I - Class A, 0%,
 08/15/06                            17,000,000       12,353
Commercial Mortgage Asset Trust
 - Class C, 7.350%, 08/17/13          5,000,000        4,863
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class A2, 7.26%, 6/20/07
 (144A)                               3,139,367        3,228
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class B, 7.28%, 6/20/07 (144A)       3,250,000        3,260
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class B, 9.546%, 4/25/25
 (144A)                               3,000,000        3,202
Credit Suisse First Boston
 Mortgage Securities Corp. -
 Class D, 9.5464%, 4/25/25
 (144A)                               2,047,000        2,229
Criimi Mae Commercial Mortgage
 Trust, 7.0%, 11/02/06                6,500,000        5,978
Criimi Mae Commercial Mortgage
 Trust, 7.0%, 11/02/11                5,700,000        4,293
DLJ Mortgage Acceptance
 Corporation - Class CF1,
 0.718%, 02/18/31 IO                253,667,201        9,639
DLJ Mortgage Acceptance
 Corporation - Class S, 0.357%,
 10/15/17 (144A) IO                  18,675,632          406
DLJ Mortgage Acceptance, 8.10%,
 6/18/04                              2,202,050        2,327
DLJ Mortgage Acceptance, 8.10%,
 6/18/04                              1,650,000        1,731
First Union-Lehman Brothers
 Commerical Mortgage Trust -
 Class C, 7.44%, 04/18/07             2,500,000        2,521
Kmart CMBS Financing, Inc. -
 Class B, 5.330%, 03/01/07
 (144A)                               8,000,000        7,958

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
Kmart CMBS Financing, Inc. -
 Class C, 5.630%, 03/01/07
 (144A)                              12,500,000  $    12,402
Kmart CMBS Financing, Inc. -
 Class D, 6.980%, 03/01/07
 (144A)                               4,500,000        4,456
LB Mortgage Trust, 8.396%,
 01/20/17                             9,241,629       10,247
Merrill Lynch Mortgage
 Investors, Inc. - Class C,
 8.973%, 11/25/20                     5,845,000        5,834
Merrill Lynch Mortgage
 Investors, Inc. - Class E,
 8.393% , 06/25/22 (144A)             2,000,000        2,000
Midland Realty Acceptance Corp.
 - Class AEC, 1.389%, 1/25/29
 (144A) IO                           27,623,740        1,686
Nomura Asset Securities Corp.-
 Class A2, 7.016%, 03/17/28          15,000,000       14,401
Nomura Asset Securities Corp.-
 Class A4, 7.596%, 03/17/28           2,200,000        2,053
Red Mountain Funding LLC -
 Class E, 7.365%, 01/15/19
 (144A)                               1,500,000        1,284
Red Mountain Funding LLC -
 Class F, 7.471%, 01/15/19
 (144A)                               1,800,000        1,374
                                                 ------------
    TOTAL                                            140,311
                                                 ------------
FRANCHISE LOAN RECEIVABLES (0.4%)
EMAC Owner Trust - Class A2,
 6.38%, 01/15/25 (144A)               6,000,000        5,810
EMAC Owner Trust, 1.378%,
 01/15/25 IO (144A)                  38,848,403        2,507
CMAC, 6.644%, 12/15/07 (144A)         2,500,000        2,421
Global Franchise Trust, 6.349%,
 4/10/04                              3,579,626        3,540
                                                 ------------
    TOTAL                                             14,278
                                                 ------------
HOME EQUITY LOAN (0.1%)
Amresco Residential Securities-
 Class A2, 6.245%, 4/25/22            2,500,000        2,500
                                                 ------------
MANUFACTURED HOUSING (0.1%)
Vanderbilt Mortgage and
 Finance, Inc. - Class 1A4,
 7.19%, 02/07/14                      2,500,000        2,545
                                                 ------------
OTHER ASSET BACKED (0.5%)
FMAC Loan Receivables Trust -
 Class A, 6.20%, 09/15/20
 (144A)                               5,033,942        4,921
                                    SHARES/      MARKET VALUE
BONDS (33.3%)                         PAR          (000'S)
-------------------------------------------------------------
OTHER ASSET BACKED (CONTINUED)
Harley Davidson Eaglemark,
 5.87%, 4/15/04                       1,900,000  $     1,876
Health Care Receivables,
 6.250%, 02/01/03 (144A)              3,000,000        2,951
Heilig-Meyers Master Trust -
 Class A, 6.125%, 01/20/07
 (144A)                               6,500,000        6,388
Nations Credit Grantor Trust -
 Class A1, 6.35%, 04/15/14            1,742,162        1,739
Newcourt Equipment - Class B,
 6.764%, 09/20/04 (144A)              1,005,087        1,001
Newcourt Equipment - Class C,
 7.734%, 09/20/04 (144A)                804,069          798
                                                 ------------
    TOTAL                                             19,674
                                                 ------------
RESIDENTIAL MORTGAGES (0.3%)
BCF L L C Mortgage Pass Thru
 Certificate - Class B3, 7.75%,
 3/25/37 (144A)                       4,835,469        4,402
Blackrock Capital Finance LP,
 Class B3, 7.25%, 11/25/28
 (144A)                               5,826,593        4,865
                                                 ------------
    TOTAL                                              9,267
                                                 ------------
UTILITY (0.1%)
Comed Transitional, 5.74%,
 12/16/08                             5,500,000        5,129
                                                 ------------
    TOTAL MORTGAGE/ASSET BACKED
     SECURITIES                                      236,414
                                                 ------------
MUNICIPAL BONDS (0.2%)
New Jersey Economic Development
 Authority, 0.00%, 2/15/25           17,000,000        2,707
New Jersey Economic Development
 Authority, 0.00%, 2/15/26           11,000,000        1,631
New Jersey Economic Development
 Authority, 7.425%, 2/15/29           2,250,000        2,348
                                                 ------------
    TOTAL MUNICIPAL BONDS                              6,686
                                                 ------------
    TOTAL BONDS                                    1,169,334
                                                 ------------
COMMON STOCK (52.5%)
-------------------------------------------------------------
BASIC MATERIALS (1.7%)
Air Products & Chemicals, Inc.           37,600        1,513
Alcan Aluminum Limited                   37,300        1,191
Alcoa Inc.                               60,100        3,719
Allegheny Teledyne, Inc.                 32,162          728
Archer Daniels Midland Company           96,956        1,497
ASARCO, Inc.                              6,500          122
Barrick Gold Corporation                 61,100        1,184

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
BASIC MATERIALS (CONTINUED)
*Battle Mountain Gold Company            37,600  $        92
Bemis Company, Inc.                       8,600          342
*Bethlehem Steel Corporation             21,300          164
Boise Cascade Corporation                 9,200          394
Champion International                   15,700          752
Cyprus Amax Minerals Co.                 14,900          226
Dow Chemical Company                     36,300        4,606
E.I. du Pont de Nemours &
 Company                                184,400       12,597
Eastman Chemical Company                 12,975          671
Ecolab, Inc.                             21,200          925
Engelhard Corp.                          20,500          464
*FMC Corporation                          5,400          369
*Freeport-McMoRan Copper &
 Gold, Inc.                              27,100          486
Georgia Pacific Corp.                    28,800        1,364
Great Lakes Chemical                      9,700          447
Hercules Inc.                            16,500          649
Homestake Mining Company                 42,600          349
*Inco Limited                            29,700          535
International Flavors &
 Fragrances, Inc.                        17,400          772
International Paper Company              67,131        3,390
Louisiana Pacific Corporation            17,800          423
Mead Corp.                               16,700          697
Monsanto Company                        102,600        4,046
Nalco Chemical Company                   10,700          555
Newmont Mining Corporation               27,430          545
Nucor Corp.                              14,300          678
Phelps Dodge Corporation                  9,500          588
Pioneer Hi-Bred International            39,200        1,526
Placer Dome Inc.                         53,300          630
Potlatch Corporation                      4,700          207
PPG Industries, Inc.                     28,800        1,701
Praxair                                  25,800        1,263
Reynolds Metals Company                  10,600          625
Rohm and Haas Company                    34,701        1,488
Sigma-Aldrich Corp.                      16,500          568
Temple-Inland Inc.                        9,100          621
Union Carbide Corporation                21,800        1,063
USX-U.S. Steel Group, Inc.               14,500          392
*W.R. Grace & Co.                        12,000          221
Westvaco Corporation                     16,450          477
Weyerhaeuser Company                     32,600        2,241
Willamette Industries, Inc.              18,200          838
Worthington Industries                   15,100          248
                                                 ------------
    TOTAL                                             61,189
                                                 ------------
CAPITAL GOODS (4.4%)
AlliedSignal, Inc.                       91,200        5,746
Avery Dennison Corporation               19,000        1,147
                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
Ball Corporation                          5,000  $       211
The B. F. Goodrich Company               12,200          519
Boeing Company                          153,618        6,788
Briggs & Stratton Corporation             3,800          219
Browning-Ferris Industries,
 Inc.                                    25,900        1,114
Case Corporation                         12,100          582
Caterpillar, Inc.                        58,700        3,522
Cooper Industries, Inc.                  15,500          806
Corning, Inc.                            40,000        2,805
Crane Co.                                11,225          353
Crown Cork & Seal Company, Inc.          20,000          570
Cummins Engine Company, Inc.              6,900          394
Danaher Corporation                      21,900        1,273
Deere & Company                          39,100        1,549
Dover Corporation                        36,500        1,278
Eaton Corporation                        11,700        1,076
Emerson Electric Co.                     71,600        4,502
Fluor Corporation                        12,400          502
Foster Wheeler Corporation                6,700           95
General Dynamics Corporation             20,800        1,425
General Electric Company                536,700       60,647
Honeywell, Inc.                          20,600        2,387
Illinois Tool Works, Inc.                41,000        3,362
Ingersoll-Rand Company                   26,950        1,742
ITT Industries Inc.                      14,900          568
Johnson Controls, Inc.                   13,900          963
Lockheed Martin Corporation              64,322        2,396
McDermott International, Inc.             9,700          274
Milacron Inc.                             6,300          117
Millipore Corp.                           7,200          292
Minnesota Mining &
 Manufacturing Co.                       65,800        5,720
NACCO Industries, Inc.                    1,300           96
National Service Industries,
 Inc.                                     6,700          241
*Navistar International
 Corporation                             10,870          544
Northrop Grumman Corporation             11,300          749
*Owens-Illinois, Inc.                    25,400          830
PACCAR, Inc.                             12,790          683
Pall Corporation                         20,366          452
Parker-Hannifin Corporation              17,800          814
Pitney Bowes Inc.                        44,700        2,872
Raychem Corp.                            12,700          470
Rockwell International Corp.             31,100        1,889
*Sealed Air Corporation                  13,686          888
*Solectron Corporation                   41,200        2,748
Tenneco Inc.                             27,900          666
Textron Inc.                             25,900        2,132

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
CAPITAL GOODS (CONTINUED)
*Thermo Electron Corporation             26,000  $       522
Thomas & Betts Corporation                9,300          439
Timken Company                           10,200          199
Tyco International Ltd.                 133,660       12,664
United Technologies Corp.                79,000        5,663
Waste Management, Inc.                   97,997        5,267
                                                 ------------
    TOTAL                                            155,772
                                                 ------------
COMMUNICATION SERVICES (4.7%)
ALLTEL Corporation                       45,000        3,218
Ameritech Corporation                   180,000       13,230
AT&T Corporation                        515,455       28,768
Bell Atlantic Corporation               254,280       16,624
Bell South Corporation                  319,400       14,972
CenturyTel Inc.                          22,600          898
Frontier Corporation                     28,100        1,658
GTE Corporation                         158,100       11,975
*MCI WorldCom, Inc.                     300,289       25,900
*Nextel Communications, Inc.             47,100        2,364
SBC Communications, Inc.                320,374       18,582
Sprint Corporation                      146,400        7,732
*Sprint PCS                              72,050        4,116
U S WEST, Inc.                           82,405        4,841
Vodafone AirTouch PLC                    46,850        9,229
                                                 ------------
    TOTAL                                            164,107
                                                 ------------
CONSUMER CYCLICALS (4.7%)
American Greetings Corp.                 11,500          346
Armstrong World Industries Inc.           6,600          382
*Autozone, Inc.                          24,600          741
Black & Decker Corporation               14,400          909
Brunswick Corporation                    15,000          418
Carnival Corporation                    100,400        4,869
*Cendant Corporation                    125,754        2,578
Centex Corporation                        9,700          364
Circuit City Stores, Inc.                16,500        1,535
*Consolidated Stores
 Corporation                             17,900          483
Cooper Tire & Rubber Company             12,400          293
*Costco Companies, Inc.                  35,751        2,862
Dana Corporation                         27,165        1,251
Dayton Hudson Corporation                72,200        4,693
Delphi Automotive Systems
 Corporation                             92,544        1,718
Dillard's, Inc.                          17,500          615
Dollar General Corp.                     36,268        1,052
Dow Jones & Company, Inc.                15,400          817
Dun & Bradstreet Corporation             27,100          960
*Federated Department Stores,
 Inc.                                    34,300        1,816
Fleetwood Enterprises, Inc.               5,700          151
                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
Ford Motor Company                      198,200  $    11,185
*Fruit of the Loom, Inc.                 11,800          115
Gannet Company Inc.                      46,100        3,290
Gap, Inc.                               140,025        7,054
General Motors Corp.                    107,200        7,075
Genuine Parts Company                    29,475        1,032
Goodyear Tire & Rubber Company           25,500        1,500
H & R Block, Inc.                        16,000          800
Harcourt General                         11,600          598
*Harrahs Entertainment                   20,700          455
Hasbro Inc.                              32,125          897
Hilton Hotels Corporation                42,700          606
Home Depot, Inc.                        241,398       15,554
IMS Health Incorporated                  52,200        1,631
Interpublic Group of Cos. Inc.           22,800        1,975
J.C. Penney Company, Inc.                43,200        2,098
Jostens, Inc.                             5,800          122
Kaufman & Broad Home Corp.                7,800          194
*Kmart Corporation                       80,700        1,327
Knight-Ridder, Inc.                      12,900          709
*Kohl's Corporation                      25,900        1,999
Laidlaw Transportation Limited           54,100          399
The Limited, Inc.                        34,585        1,569
Liz Claiborne, Inc.                      10,600          387
Lowe's Companies, Inc.                   60,800        3,447
Marriott International                   39,800        1,488
Masco Corporation                        55,600        1,605
Mattel, Inc.                             68,260        1,805
May Department Stores Company            57,350        2,344
Maytag Corporation                       14,700        1,024
McGraw-Hill Companies Inc.               32,200        1,737
Meredith Corporation                      8,500          294
*Mirage Resorts, Incorporated            32,200          539
The New York Times Company               29,900        1,101
Nike, Inc.                               46,300        2,931
Nordstrom, Inc.                          23,300          781
Omnicom Group Inc.                       27,600        2,208
Owens Corning                             8,900          306
Pep Boys - Manny, Moe & Jack              8,600          186
Pulte Corporation                         7,100          164
*Reebok International Ltd.                9,200          171
Russell Corp.                             5,900          115
Sears Roebuck & Co.                      62,700        2,794
Service Corporation
 International                           44,800          862
Sherwin-Williams Company                 28,200          783
Snap-On Inc.                             10,750          389
Springs Industries, Inc.                  2,900          127
The Stanley Works                        14,500          467

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
CONSUMER CYCLICALS (CONTINUED)
*Staples, Inc.                           75,450  $     2,334
Tandy Corporation                        32,400        1,584
Times Mirror Company                     11,800          699
TJX Companies, Inc.                      52,900        1,762
*Toys R Us                               41,100          850
Tribune Company                          19,500        1,699
TRW, Inc.                                19,600        1,076
VF Corporation                           19,600          838
Wal-Mart Stores, Inc.                   728,300       35,139
Whirlpool Corporation                    12,500          925
                                                 ------------
    TOTAL                                            165,998
                                                 ------------
CONSUMER STAPLES (6.7%)
Adolph Coors Co.                          6,000          297
Alberto-Culver Company                    9,300          248
Albertson's, Inc.                        68,550        3,535
Anheuser-Busch Companies, Inc.           78,300        5,554
Avon Products, Inc.                      43,000        2,387
BESTFOODS                                46,800        2,317
Brown-Forman Corporation                 11,200          730
Campbell Soup Company                    72,800        3,376
Cardinal Health, Inc.                    44,600        2,860
CBS Corporation                         115,600        5,021
*Clear Channel Communications,
 Inc.                                    53,000        3,654
Clorox Company                           19,200        2,051
The Coca-Cola Company                   403,700       25,231
Coca Cola Enterprises Inc.               69,500        2,068
Colgate-Palmolive Co.                    48,000        4,740
Comcast Corporation                     121,100        4,655
Conagra, Inc.                            80,100        2,133
CVS Corporation                          63,900        3,243
Darden Restaurant, Inc.                  22,600          493
Deluxe Corp.                             13,200          514
Fort James Corporation                   36,100        1,367
Fortune Brands, Inc.                     28,000        1,159
General Mills, Inc.                      25,100        2,017
Gillette Company                        181,700        7,450
Great Atlantic & Pacific Tea
 Co., Inc.                                6,300          213
H.J. Heinz Company                       59,250        2,970
Hershey Foods Corporation                23,400        1,389
Kellogg Company                          66,400        2,191
Kimberly-Clark Corporation               88,732        5,058
*King World Productions, Inc.            11,700          407
*The Kroger Co.                         134,800        3,766
Longs Drug Stores Corp.                   6,400          221
McDonald's Corporation                  221,600        9,155
McKesson HBOC, Inc.                      45,353        1,457
*MediaOne Group, Inc.                    99,400        7,393
Nabisco Group Holdings Corp.             53,500        1,047
                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
CONSUMER STAPLES (CONTINUED)
Newell Rubbermaid Inc.                   45,971  $     2,138
PepsiCo, Inc.                           240,300        9,297
Philip Morris Companies, Inc.           398,800       16,027
Procter & Gamble Company                217,500       19,412
The Quaker Oats Company                  22,300        1,480
R.R. Donnelley & Sons Company            22,000          815
Ralston Purina Group                     53,800        1,638
Rite Aid Corporation                     42,400        1,044
*RJ Reynolds Tobacco Holdings
 Inc.                                    17,833          562
*Safeway Inc.                            79,600        3,940
Sara Lee Corporation                    149,400        3,390
The Seagram Company Ltd.                 70,100        3,531
Supervalue Inc.                          19,700          506
Sysco Corporation                        54,500        1,625
Time Warner Inc.                        201,000       14,774
*Tricon Global Restaurants,
 Inc.                                    24,990        1,353
Tupperware                                9,400          240
Unilever N.V.                            93,607        6,529
UST Incorporated                         30,500          892
*Viacom, Inc.                           113,912        5,012
Walgreen Company                        163,500        4,803
Walt Disney Company                     336,708       10,375
Wendy's International, Inc.              20,400          578
Winn-Dixie Stores, Inc.                  24,300          898
Wm. Wrigley Jr. Company                  19,000        1,710
                                                 ------------
    TOTAL                                            234,936
                                                 ------------
ENERGY (3.1%)
Amerada Hess Corporation                 14,800          881
Anadarko Petroleum Corporation           20,700          762
Apache Corporation                       18,100          706
Ashland, Inc.                            12,200          490
Atlantic Richfield Company               53,400        4,462
Baker Hughes, Inc.                       53,540        1,794
Burlington Resource, Inc.                29,075        1,257
Chevron Corporation                     106,900       10,176
Exxon Corporation                       398,200       30,710
Halliburton Company                      72,000        3,258
Helmerich & Payne, Inc.                   8,100          193
Kerr-McGee Corporation                   14,157          711
Mobil Corporation                       127,700       12,642
Occidental Petroleum
 Corporation                             56,700        1,198
Phillips Petroleum Company               41,700        2,098
*Rowan Companies, Inc.                   13,700          253
Royal Dutch Petroleum Co., ADR          351,200       21,159
Schlumberger Limited                     89,400        5,694
Sunoco, Inc.                             15,300          462

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
ENERGY (CONTINUED)
Texaco Inc.                              87,500  $     5,469
Union Pacific Resource Group             41,158          671
Unocal Corp.                             39,500        1,565
USX -Marathon Group                      50,400        1,641
                                                 ------------
    TOTAL                                            108,252
                                                 ------------
FINANCE (8.3%)
AFLAC INCORPORATED                       43,400        2,078
Allstate Corporation                    134,394        4,821
American Express Company                 74,100        9,642
American General Corporation             41,303        3,113
American International Group,
 Inc.                                   201,103       23,541
AmSouth Bancorporation                   29,200          677
Aon Corporation                          41,775        1,723
Associates First Capital
 Corporation                            119,238        5,284
Banc One Corporation                    192,545       11,468
Bank of America Corporation             283,495       20,783
Bank of New York Company, Inc.          124,600        4,571
BankBoston Corporation                   48,600        2,485
BB&T Corporation                         50,900        1,867
The Bear Stearns Companies,
 Inc.                                    18,240          853
Capital One Financial
 Corporation                             32,200        1,793
The Charles Schwab Corporation           65,625        7,211
Chase Manhattan Corporation             138,548       12,002
The Chubb Corporation                    26,700        1,856
CIGNA Corporation                        33,800        3,008
Cincinnati Financial
 Corporation                             27,300        1,025
Citigroup, Inc.                         554,682       26,347
Comerica, Inc.                           25,500        1,516
Conseco Inc.                             52,470        1,597
Countrywide Credit Industries,
 Inc.                                    18,400          787
Federal Home Loan Mortgage
 Corp.                                  111,100        6,444
Fannie Mae                              169,800       11,610
Fifth Third Bankcorp                     43,575        2,900
First Union Corporation                 162,286        7,627
Firstar Corporation                     113,000        3,164
Fleet Financial Group Inc.               93,038        4,129
Franklin Resources Inc.                  41,400        1,682
Golden West Financial
 Corporation                              9,300          911
Hartford Financial Services
 Group Inc.                              38,200        2,228
Household International Inc.             79,059        3,745
                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
FINANCE (CONTINUED)
Huntington Bancshares, Inc.              34,480  $     1,207
J.P. Morgan & Company, Inc.              28,600        4,018
Jefferson-Pilot Corp.                    17,375        1,150
KeyCorp                                  74,600        2,397
Lehman Brothers Holdings, Inc.           18,600        1,158
Lincoln National Corporation             33,000        1,726
Loews Corp.                              18,600        1,472
Marsh & McLennan Companies,
 Inc.                                    42,100        3,179
MBIA, Inc.                               16,300        1,055
MBNA Corp.                              131,332        4,022
Mellon Bank Corporation                  85,500        3,110
Mercantile Bancorp                       25,800        1,474
Merrill Lynch & Co.                      58,100        4,644
MGIC Investment Corp.                    17,900          870
Morgan Stanley, Dean Witter,
 Discover & Co.                          94,580        9,694
National City Corp.                      53,400        3,498
Northern Trust Corp.                     18,200        1,765
Paine Webber Group Inc.                  23,400        1,094
PNC Bank Corp.                           49,300        2,841
Progressive Corporation                  11,900        1,726
Provident Companies, Inc.                22,200          888
Providian Financial Corporation          23,150        2,165
Regions Financial Corporation            36,200        1,391
Republic New York Corporation            17,600        1,200
SAFECO, Inc.                             22,300          984
SLM Holding Corporation                  27,100        1,242
SouthTrust Corporation                   27,100        1,040
St. Paul Companies, Inc.                 38,606        1,228
State Street Corporation                 26,300        2,245
Summit Bancorp.                          28,400        1,187
Suntrust Banks Inc.                      52,500        3,645
Synovus Financial Corp.                  43,750          870
Torchmark Corporation                    23,000          785
Transamerica Corporation                 20,400        1,530
Union Planters Corporation               22,500        1,005
UNUM Corporation                         22,700        1,243
U.S. Bancorp                            119,387        4,059
Wachovia Corporation                     33,200        2,841
Washington Mutual, Inc.                  97,214        3,439
Wells Fargo & Company                   269,260       11,511
                                                 ------------
    TOTAL                                            291,086
                                                 ------------
HEALTH CARE (5.6%)
Abbott Laboratories Inc.                248,600       11,311
Aetna, Inc.                              23,393        2,092
Allergan Inc.                            10,800        1,199
*Alza Corporation                        16,400          834

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
HEALTH CARE (CONTINUED)
American Home Products
 Corporation                            215,900  $    12,414
*Amgen, Inc.                             83,400        5,077
Bausch & Lomb, Inc.                       9,200          704
Baxter International, Inc.               46,800        2,837
Becton, Dickinson & Company              40,800        1,224
Biomet, Inc.                             18,400          731
*Boston Scientific Corp.                 64,400        2,830
Bristol-Myers Squibb Company            325,500       22,926
Columbia/HCA Healthcare
 Corporation                            105,750        2,412
C.R. Bard, Inc.                           8,800          421
Eli Lilly & Company                     180,100       12,900
*Guidant Corporation                     49,300        2,536
*HCR Manor Care Inc.                     18,200          440
*HEALTHSOUTH Corporation                 69,300        1,035
*Humana, Inc.                            27,400          354
Johnson & Johnson                       220,200       21,580
Mallinckrodt, Inc.                       11,700          426
Medtronic, Inc.                          95,700        7,453
Merck & Co., Inc.                       390,200       28,874
Pfizer, Inc.                            212,600       23,332
Pharmacia & Upjohn Inc.                  83,230        4,729
Schering-Plough Corporation             240,700       12,757
*St. Jude Medical, Inc.                  13,750          490
*Tenet Healthcare Corp.                  50,800          943
*United Healthcare Corp.                 30,500        1,910
Warner-Lambert Company                  134,500        9,331
*Watson Pharmaceutical Inc.              15,600          547
*Wellpoint Health Networks,
 Inc.                                    11,100          942
                                                 ------------
    TOTAL                                            197,591
                                                 ------------
TECHNOLOGY (11.3%)
*3COM Corporation                        58,800        1,569
Adobe Systems, Inc.                      10,000          822
*Advanced Micro Devices, Inc.            23,700          428
*America Online, Inc.                   168,300       18,596
*Andrew Corporation                      13,562          257
*Apple Computer, Inc.                    26,000        1,204
*Applied Materials, Inc.                 60,400        4,462
Autodesk, Inc.                            9,700          287
Automatic Data Processing, Inc.         100,900        4,440
*BMC Software, Inc.                      38,600        2,084
*Cabletron Systems, Inc.                 28,200          367
*Ceridian Corp.                          23,400          765
*Cisco Systems, Inc.                    517,200       33,358
Compaq Computer Corporation             276,267        6,544
Computer Associates
 International, Inc.                     88,212        4,852
                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
TECHNOLOGY (CONTINUED)
*Computer Sciences Corp.                 26,000  $     1,799
*Compuware Corporation                   60,200        1,915
*Data General Corporation                 8,200          119
*Dell Computer Corp.                    416,700       15,418
Eastman Kodak Company                    53,100        3,598
EG&G, Inc.                                7,300          260
Electronic Data Systems
 Corporation                             80,700        4,565
*EMC Corporation                        164,400        9,042
Equifax, Inc.                            24,100          860
First Data Corporation                   72,500        3,548
*Gateway Inc.                            25,600        1,510
*General Instrument Corporation          27,400        1,165
Harris Corporation                       12,900          506
Hewlett-Packard Company                 166,200       16,702
Ikon Office Solutions                    24,200          363
Intel Corporation                       546,100       32,494
International Business Machines
 Corporation                            302,300       39,071
*KLA-Tencor Corporation                  14,400          934
*LSI Logic Corp.                         23,200        1,070
Lucent Technologies, Inc.               491,547       33,149
*Micron Technology                       40,600        1,637
*Microsoft Corporation                  826,600       74,549
Motorola, Inc.                           98,300        9,314
*National Semiconductor
 Corporation                             27,400          694
Nortel Networks Corporation             108,660        9,433
*Novell, Inc.                            55,300        1,465
*Oracle Corporation                     235,825        8,755
*Parametric Technology Company           43,800          608
Paychex, Inc.                            40,200        1,281
PE Corp.-PE Biosystems Group              8,200          941
*Peoplesoft, Inc.                        38,200          659
Polaroid Corporation                      7,200          199
Raytheon Company- Class B                55,200        3,885
Scientific-Atlanta, Inc.                 12,400          446
*Seagate Technology Inc.                 39,900        1,022
Shared Medical Systems Corp.              4,400          287
*Silicon Graphics                        30,700          503
*Sun Microsystems, Inc.                 126,200        8,692
Tektronix, Inc.                           7,700          232
*Tellabs, Inc.                           63,600        4,297
Texas Instruments, Incorporated          63,900        9,266
*Unisys Corporation                      42,700        1,663
W.W. Grainger, Inc.                      15,600          839
Xerox Corporation                       107,400        6,343
                                                 ------------
    TOTAL                                            395,133
                                                 ------------

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
TRANSPORTATION (0.5%)
*AMR Corporation                         29,900  $     2,041
Burlington Northern Santa Fe             76,799        2,381
CSX Corporation                          35,500        1,609
Delta Air Lines Inc.                     23,200        1,337
*FDX Corporation                         48,440        2,628
Kansas City Southern
 Industries, Inc.                        17,900        1,142
Norfolk Southern Corporation             62,100        1,871
Ryder System, Inc.                       11,700          304
Southwest Airlines Co.                   55,050        1,713
Union Pacific Corporation                40,500        2,362
*USAir Group, Inc.                       14,300          623
                                                 ------------
    TOTAL                                             18,011
                                                 ------------
UTILITIES (1.5%)
*The AES Corporation                     31,200        1,814
Ameren Corporation                       22,500          863
American Electric Power Co.
 Inc.                                    31,300        1,176
Carolina Power & Light Company           24,800        1,062
Central & South West
 Corporation                             34,800          813
Cinergy Corporation                      26,005          832
CMS Energy Corp.                         19,200          804
Coastal Corp.                            34,800        1,392
Columbia Energy Group                    13,700          859
Consolidated Edison Co. of New
 York                                    38,200        1,729
Consolidated Natural Gas
 Company                                 15,700          954
Constellation Energy Group Inc.          24,400          723
Dominion Resources Inc.                  32,000        1,386
DTE Energy Company                       23,800          952
Duke Energy Corp.                        59,271        3,223
Eastern Enterprises                       3,700          147
Edison International                     57,800        1,546
Enron Corporation                        57,500        4,701
Entergy Corporation                      40,400        1,263
FirstEnergy Corporation                  38,800        1,203
FPL Group, Inc.                          29,600        1,617
GPU, Inc.                                21,000          886
New Century Energies, Inc.               18,700          726
*Niagra Mohawk Power
 Corporation                             30,700          493
Nicor, Inc.                               7,800          297
Northern States Power Company            25,000          605
ONEOK, Inc.                               5,200          165
P P & L Resources, Inc.                  24,733          761
PacifiCorp                               48,700          895
PECO Energy Company                      36,700        1,537
                                    SHARES/      MARKET VALUE
COMMON STOCK (52.5%)                  PAR          (000'S)
-------------------------------------------------------------
UTILITIES (CONTINUED)
Peoples Energy Corporation                5,800  $       219
PG&E Corp.                               62,600        2,035
Public Service Enterprise
 Group, Inc.                             36,500        1,492
Reliant Energy, Inc.                     46,626        1,288
Sempra Energy                            39,359          890
Sonat Inc.                               18,000          596
Southern Company                        114,200        3,026
Texas Utilities Company                  46,195        1,906
UNICOM Corp.                             35,600        1,373
Williams Companies Inc.                  70,100        2,985
                                                 ------------
    TOTAL                                             51,234
                                                 ------------
    TOTAL COMMON STOCK                             1,843,309
                                                 ------------
WARRANTS (0.0%)
FOREIGN GOVERNMENT (0.0%)
Republic of Argentina                     3,900            4
                                                 ------------
SHORT TERM INVESTMENTS (13.7%)
-------------------------------------------------------------
MONEY MARKET INVESTMENTS (10.2%)
AUTOMOBILE, REPAIR, SERVICES, AND PARKING (.7%)
##Daimler-Chrysler N.A.
 Holding, 5.03%, 07/20/99            25,000,000       24,934
                                                 ------------
CAPTIVE FINANCE COMPANY (2.2%)
Ford Motor Credit Company,
 4.88%, 07/01/99                     25,000,000       25,000
##General Motors Acceptance
 Corp., 4.90%, 07/14/99              25,000,000       24,956
##Sears Roebuck Acceptance
 Corp., 4.90%, 07/14/99              25,000,000       24,955
                                                 ------------
    TOTAL                                             74,911
                                                 ------------
FEDERAL GOVERNMENT AND AGENCIES (0.4%)
##Federal Home Loan Mortgage
 Corp., 4.73%, 09/08/99              15,200,000       15,046
                                                 ------------
FINANCE (2.1%)
Ciesco LP, 5.16%, 08/18/99           25,000,000       24,828
CIT Group, Inc., 5.16%,
 08/04/99                            25,000,000       24,878
CXC Incorporated, 5.06%,
 07/20/99                            25,000,000       24,933
                                                 ------------
    TOTAL                                             74,639
                                                 ------------
PERSONAL CREDIT INSTITUTIONS (3.5%)
Associates Corp. of America,
 5.70%, 07/01/99                     22,400,000       22,400
American Express Credit, 5.25%,
 07/06/99                            25,000,000       24,982
Commercial Credit Co., 5.16%,
 08/10/99                            25,000,000       24,857
General Electric Capital
 Corporation, 5.03%, 07/14/99        25,000,000       24,955

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                    SHARES/      MARKET VALUE
SHORT TERM INVESTMENTS (13.7%)        PAR          (000'S)
-------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (CONTINUED)
Variable Funding Capital Corp.,
 4.90%, 07/09/99                     24,800,000  $    24,773
                                                 ------------
    TOTAL                                            121,967
                                                 ------------
PHONE COMMUNICATIONS (1.3%)
AT&T, 5.23%, 07/07/99                20,000,000       19,983
##U.S. West Communications,
 5.03%, 07/19/99                     25,000,000       24,958
                                                 ------------
    TOTAL                                             44,941
                                                 ------------
    TOTAL MONEY MARKET
     INVESTMENTS                                     356,438
                                                 ------------
ASSET-BACKED SECURITIES (3.5%)
-------------------------------------------------------------
FINANCE LESSORS (3.5%)
##Asset Securitization, 5.02%,
 07/23/99                            25,000,000       24,923
Preferred Receivable Funding,
 5.10%, 08/19/99                     25,000,000       24,826
##Quincy Capital Corporation,
 5.03%, 07/16/99                     24,700,000       24,648
##Receivable Capital Trust,
 5.05%, 07/23/99                     25,000,000       24,923
##Triple A One Funding, 4.93%,
 07/12/99                            25,000,000       24,962
                                                 ------------
    TOTAL ASSET-BACKED
     SECURITIES                                      124,282
                                                 ------------
    TOTAL SHORT TERM
     INVESTMENTS                                     480,720
                                                 ------------
    TOTAL INVESTMENTS (99.5%)
     (COST $2,378,812,086)^                        3,493,367
    OTHER ASSETS, LESS
     LIABILITIES (0.5%)                               16,375
                                                 ------------
    TOTAL NET ASSETS (100.0%)                    $ 3,509,742
                                                 ------------

IO-Interest Only Security
144A after the name of a security represents a security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
* Non-Income Producing.
 # Defaulted Security
## Partially held by the custodian in a segregated account as collateral for open futures positions. Information regarding open futures contracts as of June 30, 1999 is summarized below:

                                                     UNREALIZED
                         NUMBER OF    EXPIRATION    APPRECIATION
ISSUER                   CONTRACTS       DATE          (000'S)
-----------------------------------------------------------------
S&P 500 Stock Index         483          9/99          $6,381
 (Total Notional Value
 at 6/30/99,
 $160,459,463)

^At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $2,378,812,086 and the net unrealized appreciation of investments based on that cost was $1,114,554,432 which is comprised of $1,161,138,679 aggregate gross unrealized appreciation and $46,604,247 gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                       Portfolio Strategy:                              Net Assets:
High current income and capital  Generate superior performance by investing in a  $172,748,000 appreciation with moderate risk  diversified mix of fixed income securities rated below investment grade.

HIGH YIELD BOND PORTFOLIO
Investing in a portfolio of high yield bonds provides investors who can accept a moderate level of risk with a high level of current income, coupled with the opportunity for capital gains. Holdings of particular interest include solid investments in entities that have the possibility of a positive event, such as a significant improvement in credit rating or earnings or a change in ownership. In a high yield portfolio, some credit losses over time are inevitable; high coupons and diversification across many holdings mitigate the impact of individual securities on the performance of the total Portfolio. Performance of the High Yield Portfolio was strikingly different in the first two quarters of 1999, with a weak first quarter followed by a fairly strong second quarter. Overall, net performance for the six-month period was below average, with a more positive trend at the end of the period. Good results in the second quarter were driven largely by strong performance by key positions in energy, financial services, cable television and telecommunications.

During the first half of 1999, real interest rates have risen steadily, reaching levels that seem high by historical standards. While further short-term increases are possible, it seems increasingly likely that higher rates will cool the economy and lead at some point to a bond rally. In anticipation of such a scenario, the strategy has been to upgrade average credit quality, reduce exposure to emerging markets and emphasize less-cyclical industries. These moves position the Portfolio with better liquidity, more interest rate risk and less credit risk. This conservative strategy should also enable the Portfolio to perform well if markets experience unusual volatility.

Although recent results have been somewhat disappointing, the long-term performance of the Portfolio remains quite good, outperforming the market (defined as the Lehman Brothers High Yield Intermediate Market Index) since the Portfolio's inception in May 1994. Short-term volatility serves as a useful reminder that high-yield bonds are most appropriate for long-term investors, and that strategies designed to outperform in the long term may result in underperformance over shorter time periods.

      Percentage Holdings by Industry Sector

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TELECOMMUNICATIONS                             19%
CABLE TELEVISION                               13%
ENERGY                                         12%
FINANCE                                        12%
CONSUMER RELATED/HEALTH CARE                   10%
BROADCASTING/MEDIA                              9%
LEISURE                                         5%
TRANSPORTATION                                  4%
OTHER INDUSTRIES                               12%
CASH EQUIVALENTS                                4%

     Performance Relative to Lehman Brothers High Yield Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             HIGH YIELD            LEHMAN BROTHERS HIGH YIELD
                                           BOND PORTFOLIO          INTERMEDIATE MARKET INDEX
5/03/94                                              $10,000                               $10,000
6/30/94                                              $10,110                               $10,061
6/30/95                                              $11,490                               $11,331
6/30/96                                              $12,836                               $12,466
6/30/97                                              $15,684                               $14,159
6/30/98                                              $17,635                               $15,681
6/30/99                                              $16,476                               $15,618
AVERAGE ANNUAL TOTAL RETURN
FOR PERIODS ENDED JUNE 30, 1999
                                                    ONE YEAR                            FIVE YEARS       SINCE INCEPTION
High Yield Bond Portfolio                             -6.59%                                10.26%                10.16%
Lehman Brothers Index                                 -0.40%                                 9.19%                 9.03%
#NOTE: INCEPTION DATE OF 5/3/94

The total return performance for the High Yield Bond Portfolio is shown in comparison with the Lehman Brothers High Yield Intermediate Market Index. The Lehman Brothers index is an appropriate measure of portfolio performance since it has a quality and maturity profile that resembles the High Yield Bond Portfolio.
    The Lehman Brothers High Yield Intermediate Market Index is made up of dollar-denominated, nonconvertible, SEC publicly registered fixed rate noninvestment grade issues. The bonds will have remaining maturities of between one and ten years and have an outstanding par value of at least $100 million. Yankee and global bonds (SEC registered) of issuers in G-7 countries are included. Original issue zero coupon bonds and step-up coupon structures are also included; however, the index excludes pay-in-kind (PIK) bonds. Each bond must be rated Ba1 or lower by Moody's Investor Service. If a Moody's rating is unavailable, the bonds must be rated BB+ or lower by Standard & Poor's, or by Fitch if an S&P rating is unavailable. A few unrated bonds are included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer. The index is an unmanaged market value weighted index and measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 5/3/94 (commencement of operations). Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

HIGH YIELD BOND FUND
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                        SHARES/        VALUE
BONDS (80.4%)                             PAR         (000'S)
---------------------------------------------------------------
BASIC MATERIALS (3.2%)
CHEMICALS (2.1%)
Lyondell Chemical Co., 9.625%,
 05/01/07 (144A)                           400,000  $      411
Lyondell Chemical Co., 9.875%,
 05/01/07 (144A)                         1,750,000       1,789
ZSC Specialty Chemical PLC, 11.00%,
 07/01/09 (144A)                         1,500,000       1,513
                                                    -----------
    TOTAL                                                3,713
                                                    -----------
METALS & MINING (1.1%)
Great Central Mines, Ltd., 8.875%,
 04/01/08                                2,000,000       1,900
                                                    -----------
    TOTAL BASIC MATERIALS                                5,613
                                                    -----------
BROADCASTING/MEDIA (3.6%)
BROADCASTING (2.3%)
+Big City Radio, Inc., 11.25%,
 3/15/05                                 4,750,000       3,373
+Crown Castle International Corp.,
 10.375%, 05/15/11                       1,000,000         580
                                                    -----------
    TOTAL                                                3,953
                                                    -----------
PRINTING AND PUBLISHING (1.3%)
Marvel Enterprises, Inc., 12.0%,
 06/15/09 (144A)                         2,200,000       2,222
                                                    -----------
    TOTAL BROADCASTING/MEDIA                             6,175
                                                    -----------
CABLE TELEVISION (8.2%)
Adelphia Communications, 7.875%,
 05/01/09                                  900,000         834
+Charter Communication Hlds, LLC,
 9.92%, 04/01/11 (144A)                  1,350,000         837
+Diva System Corp., 12.625%, 3/01/08     3,375,000         975
+Falcon Hldg Group, LP, 9.285%,
 04/15/10                                  500,000         350
+International Cabletel, Inc.,
 11.50%, 02/01/06                        3,000,000       2,618
+NTL, Inc.,9.75%, 4/01/08                3,500,000       2,398
NTL Incorporated, 11.50%, 10/01/08       1,000,000       1,101
ONO Finance PLC, 13.0%, 05/01/09
 (144A)                                  1,400,000       1,438
++Supercanal Holdings S A, 11.50%,
 05/15/05 (144A)                         2,500,000       1,331
+Telewest PLC, 9.25%, 04/15/09
 (144A)                                  2,400,000       1,599
+21st Century Telecom, 12.25%,
 2/15/08                                 1,750,000         718
                                                    -----------
    TOTAL CABLE TELEVISION                              14,199
                                                    -----------

                                                      MARKET
                                        SHARES/        VALUE
BONDS (80.4%)                             PAR         (000'S)
---------------------------------------------------------------
CONSUMER RELATED (4.7%)
APPAREL (0.6%)
Fruit of the Loom, 8.875%, 04/15/06
 (144A)                                  1,250,000  $    1,075
                                                    -----------
CONSUMER STAPLES (0.7%)
+Diamond Brands, 12.875%, 04/15/09       1,250,000         250
+SF Holdings Group, Inc., 12.75%,
 3/15/08                                 2,875,000       1,021
                                                    -----------
    TOTAL                                                1,271
                                                    -----------
FOODS/FOOD SERVICES (3.4%)
Global Health Sciences, Inc., 11.0%,
 05/01/08                                3,200,000       2,368
Iowa Select Farms L.P., 10.75%,
 12/01/05 (144A)                         4,200,000       3,491
                                                    -----------
    TOTAL                                                5,859
                                                    -----------
    TOTAL CONSUMER RELATED                               8,205
                                                    -----------
ENERGY RELATED (11.1%)
DIVERSIFIED ENERGY (1.0%)
Western Gas Resources, 10.0%,
 06/15/09 (144A)                         1,700,000       1,734
                                                    -----------
OIL AND GAS INDEPENDENT (3.9%)
Belden & Blake Corp., 9.875%,
 6/15/07                                 3,750,000       2,822
Chesapeake Energy, 9.625%, 05/01/05        900,000         841
Conproca SA, 12.0%, 06/16/10 (144A)        300,000         282
Gothic Production Corp., 11.125%,
 05/01/05                                1,250,000       1,100
Pioneer Natural Resources, 8.875%,
 04/15/05                                  500,000         495
Pioneer Natural Resources, 8.25%,
 08/15/07                                  500,000         476
Pioneer Natural Resources, 6.5%,
 01/15/08                                  800,000         683
                                                    -----------
    TOTAL                                                6,699
                                                    -----------
OIL FIELD SERVICES (3.9%)
Parker Drilling Co., 9.75%, 11/15/06     1,900,000       1,757
Pride International, Inc., 10.00%,
 06/01/09                                2,525,000       2,563
R&B Falcon Corp., 9.5%, 12/15/08         2,500,000       2,350
                                                    -----------
    TOTAL                                                6,670
                                                    -----------
REFINING (2.3%)
Clark Refining & Marketing, Inc.,
 8.375%, 11/15/07                        1,000,000         914
Clark Refining & Marketing, Inc.,
 8.625%, 08/15/08                        1,000,000         930

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                        SHARES/        VALUE
BONDS (80.4%)                             PAR         (000'S)
---------------------------------------------------------------
REFINING (CONTINUED)
PDV America, Inc., 7.875%, 08/01/03      2,250,000  $    2,200
                                                    -----------
    TOTAL                                                4,044
                                                    -----------
    TOTAL ENERGY RELATED                                19,147
                                                    -----------
FINANCE (11.5%)
BANKS (1.2%)
BF Saul Real Estate, 9.75%, 4/01/08      2,250,000       2,093
                                                    -----------
FINANCE COMPANIES (7.8%)
Americredit Corp., 9.875%, 04/15/06
 (144A)                                  1,900,000       1,957
Arcadia Financial, Ltd., 11.50%,
 3/15/07                                 5,375,000       4,730
Metris Companies, Inc., 10.00%,
 11/01/04                                2,550,000       2,499
PDV SA Finance, Ltd. 99-I, 9.75%,
 02/15/10 (144A)                         4,400,000       4,284
                                                    -----------
    TOTAL                                               13,470
                                                    -----------
INSURANCE (2.5%)
Superior Nat'l Capital Trust I,
 10.75%, 12/01/17 (144A)                 4,450,000       4,272
                                                    -----------
    TOTAL FINANCE                                       19,835
                                                    -----------
HEALTHCARE (5.1%)
Columbia/HCA Healthcare, 7.69%,
 06/15/25                                2,600,000       2,171
Express Scripts, Inc., 9.625%,
 06/15/09 (144A)                         1,750,000       1,772
Total Renal Care Hldgs, 7.0%,
 05/15/09 (144A)                         6,000,000       4,898
                                                    -----------
    TOTAL HEALTHCARE                                     8,841
                                                    -----------
LEISURE (4.8%)
GAMING (1.3%)
International Game Technology,
 8.375%, 05/15/09 (144A)                 1,500,000       1,472
Trump Hotels & Casino Resorts,
 15.50%, 6/15/03                           800,000         808
                                                    -----------
    TOTAL                                                2,280
                                                    -----------
HOTELS AND OTHER LODGING PLACES (2.2%)
HMH Properties, Inc., 8.45%,
 12/01/08                                  300,000         285
HMH Properties, Inc., 7.875%,
 08/01/08                                  900,000         830
ITT Corp., 6.75%, 11/15/05                 450,000         408
ITT Corp., 7.875%, 11/15/15              2,650,000       2,279
                                                    -----------
    TOTAL                                                3,802
                                                    -----------
LEISURE RELATED (1.3%)
Hedstrom Holdings Inc., 10.0%,
 06/01/07                                  450,000         400
                                                      MARKET
                                        SHARES/        VALUE
BONDS (80.4%)                             PAR         (000'S)
---------------------------------------------------------------
LEISURE RELATED (CONTINUED)
+Hedstrom Holdings Inc., 12.00%,
 6/1/09                                  4,175,000  $    1,879
                                                    -----------
    TOTAL                                                2,279
                                                    -----------
    TOTAL LEISURE                                        8,361
                                                    -----------
OTHER INDUSTRIES (5.5%)
AUTO RELATED (2.0%)
AVIS Rent a Car, Inc., 11.0%,
 05/01/09 (144A)                         2,250,000       2,281
Budget Group, Inc., 9.125%, 04/01/06     1,250,000       1,162
                                                    -----------
    TOTAL                                                3,443
                                                    -----------
ENVIRTONMENTAL CONTROL (0.6%)
Allied Waste of North America,
 7.875%, 01/01/09                        1,100,000       1,020
                                                    -----------
HOUSEHOLD FURNISHINGS, APPLIANCES (1.2%)
Renters Choice, Inc., 11.00%,
 08/15/08                                2,000,000       2,005
                                                    -----------
REAL ESTATE (1.7%)
Crescent Real Estate, 7.0%, 09/15/02     1,600,000       1,491
Crescent Real Estate, 7.5%, 09/15/07     1,700,000       1,454
                                                    -----------
    TOTAL                                                2,945
                                                    -----------
    TOTAL OTHER INDUSTRIES                               9,413
                                                    -----------
SERVICES (0.8%)
+Decisionone Holdings, 11.50%,
 8/1/08                                  3,875,000          19
Decisionone Holdings, 7.94%,
 08/07/05                                  101,266          41
Decisionone Holdings, 7.98%,
 08/07/05                                  145,823          60
Decisionone Holdings, 8.29%,
 08/07/05                                   27,215          11
Decisionone Holdings, 9.75%, 8/1/07      1,375,000          69
Federal Data Corp., 10.125%, 8/01/05     1,000,000         960
                                                    -----------
    TOTAL SERVICES                                       1,160
                                                    -----------
TECHNOLOGY (1.1%)
Amkor Technologies, Inc., 9.25%,
 05/01/06 (144A)                         2,000,000       1,950
                                                    -----------
TELECOMMUNICATIONS (15.6%)
Arch Communications, 12.75%,
 07/01/07                                6,000,000       5,160
+Bestel S A de CV, 12.75%, 05/15/05      1,950,000       1,297
+Call-Net Enterprises, Inc., 8.94%,
 08/15/08                                1,000,000         555

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                        SHARES/        VALUE
BONDS (80.4%)                             PAR         (000'S)
---------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Call-Net Enterprises, Inc., 9.375%,
 05/15/09                                  400,000  $      381
+Call-Net Enterprises, Inc., 10.80%,
 05/15/09                                1,800,000         995
Hyperion Telecommunications, 12.25%,
 9/01/04                                 4,000,000       4,220
+Intermedia Communication, 11.25%,
 07/15/07                                2,700,000       1,924
+KMC Telecommunication Hldgs,
 12.50%, 2/15/08                         1,500,000         825
KMC Telecommunication Hldgs, 13.5%,
 05/15/09 (144A)                         2,000,000       2,002
+Nextel Communications, 9.75%,
 10/31/07                                1,800,000       1,256
Northeast Optic Network, 12.75%,
 08/15/08                                2,200,000       2,277
Splitrock Services, Inc., 11.75%,
 07/15/08                                2,300,000       2,151
+Telecorp PCS, Inc., 11.625%,
 04/15/09 (144A)                         1,750,000         967
Verio, Inc.. 11.25%, 12/01/08            1,400,000       1,467
Viatel, Inc., 11.25%, 04/15/08           1,500,000       1,530
                                                    -----------
    TOTAL TELECOMMUNICATIONS                            27,007
                                                    -----------
TRANSPORTATION (3.8%)
Navigator Gas Trans PLC, 10.50%,
 06/30/07 (144A)                           750,000         367
Navigator Gas Trans PLC, 12.00%,
 06/30/07 (144A)                           900,000         288
Stena AB, 10.5%, 12/15/05                  750,000         748
Stena AB, 8.75%, 06/15/07                1,750,000       1,597
Stena Line AB, 10.625%, 06/01/08         4,800,000       3,624
                                                    -----------
    TOTAL TRANSPORTATION                                 6,624
                                                    -----------
UTILITIES (1.4%)
AES Corporation, 9.5%, 06/01/09          1,000,000       1,027
Caithness Coso Fund Corp., 9.05%,
 12/15/09 (144A)                           800,000         798
Leviathan Gas Pipeline/Financial
 Corp., 10.375%, 06/01/09 (144A)           250,000         255
Monterrey Power Sa de CV, 9.625%,
 11/15/09 (144A)                           450,000         362
                                                    -----------
    TOTAL UTILITIES                                      2,442
                                                    -----------
    TOTAL BONDS                                        138,972
                                                    -----------
PREFERRED STOCK (13.0%)
---------------------------------------------------------------
BROADCASTING MEDIA (5.1%)
BROADCASTING (4.2%)
**Cumulus Media, Inc.                       35,900       3,949
Sinclair Capital                            33,000       3,449
                                                    -----------
    TOTAL                                                7,398
                                                    -----------
                                                      MARKET
                                        SHARES/        VALUE
PREFERRED STOCK (13.0%)                   PAR         (000'S)
---------------------------------------------------------------
PRINTING AND PUBLISHING (0.9%)
Primedia, Inc.                               5,000  $      504
Primedia, Inc.                              10,000         979
                                                    -----------
    TOTAL                                                1,483
                                                    -----------
    TOTAL BROADCASTING/MEDIA                             8,881
                                                    -----------
CABLE TELEVISION (5.0%)
Adelphia Communications                      8,750       1,733
**CSC Holdings, Inc.                        44,795       4,860
**NTL, Inc.                                 13,310       1,464
**21st Century Telecom                      10,070         503
                                                    -----------
    TOTAL CABLE TELEVISION                               8,560
                                                    -----------
ENERGY RELATED (0.6%)
**R&B Falcon Corporation                    10,000       1,030
                                                    -----------
LEISURE RELATED (0.3%)
**Samsonite Corp.                            7,120         498
                                                    -----------
TELECOMMUNICATIONS (2.0%)
**Hyperion Telecommunications               13,050       1,175
**Intermedia Communication                   9,300         911
PSINet, Inc.                                30,000       1,448
                                                    -----------
    TOTAL TELECOMMUNICATIONS                             3,534
                                                    -----------
    TOTAL PREFERRED STOCK                               22,503
                                                    -----------

COMMON STOCK AND WARRANTS (2.3%)
---------------------------------------------------------------
CABLE TELEVISION (0.0%)
*21st Century Telecom                        8,500          17
                                                    -----------
CONSUMER RELATED (0.2%)
APPAREL AND TEXTILE (0.1%)
*Ithaca Industries Inc.                    136,000         111
                                                    -----------
BROADCASING/MEDIA (0.1%)
*Diva System Corp.                          10,125         122
                                                    -----------
CONSUMER STAPLES (0.0%)
*SF Holdings Group, Inc. (144A)              5,750           0
                                                    -----------
    TOTAL CONSUMER RELATED                                 233
                                                    -----------
ENERGY RELATED (0.4%)
Star Gas Partnersm L.P.                     39,202         674
                                                    -----------
FINANCE (0.0%)
*Arcadia Financial, Ltd.                     4,000           4
                                                    -----------
LEISURE (0.2%)
*Hedstrom Holdings, Inc.                   201,674         201
Meditrust Corp.                             11,117         145
*Samsonite Corp.                             6,250          19
                                                    -----------
    TOTAL LEISURE                                          365
                                                    -----------
TELECOMMUNICATIONS (1.5%)
Arch Communications Class A                134,194       1,140
Arch Communications Class B                 35,377         300
Arch Communications Warrants                32,686          29
*Bestel S A de CV                            1,950           4
*KMC Telecom Holdings, Inc.                  6,250          16

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                      MARKET
                                        SHARES/        VALUE
COMMON STOCK AND WARRANTS (2.3%)          PAR         (000'S)
---------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
*Splitrock Services, Inc.                    3,000  $      210
*Viatel, Inc.                               16,325         916
                                                    -----------
    TOTAL TELECOMMUNICATIONS                             2,615
                                                    -----------
    TOTAL COMMON STOCK AND WARRANTS                      3,908
                                                    -----------

MONEY MARKET INVESTMENTS (2.5%)
---------------------------------------------------------------
PERSONAL CREDIT INSTITUTIONS (2.5%)
General Electric Capital, 5.7%,
 07/01/99                                2,300,000  $    2,300
Household Finance Corp., 4.969%,
 07/14/99                                2,000,000       1,996
                                                    -----------
    TOTAL MONEY MARKET INVESTMENTS                       4,296
                                                    -----------
    TOTAL INVESTMENTS (98.2%)
     (COST $184,697,917)^                              169,679
    OTHER ASSETS, LESS LIABILITIES
     (1.8%)                                              3,070
                                                    -----------
    TOTAL NET ASSETS (100.0%)                       $  172,749
                                                    -----------

* Non-Income Producing
+ Deferred interest security that presently receives no coupon payments. At a predetermined date the stated coupon rate becomes effective.
++ Defaulted Security
** PIK-Payment in Kind
144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securites may be resold as transactions exempt from registration, normally to qualified institutional buyers.
^ At June 30, 1999, the aggregate cost of securites for federal income tax purposes was $184,697,917 and the net unrealized depreciation of investments based on that cost was $15,018,064 which is comprised of $5,498,341 aggregate gross unrealized appreciation and $20,516,405 aggregated gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

SELECT BOND PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
A stable and relatively high level   Invest in high grade corporate bonds, U.S. government  $295,445,000
of long-term total return and        bonds and bonds of government agencies.
preservation of capital

SELECT BOND PORTFOLIO

The Select Bond Portfolio invests in high quality debt securities, primarily government bonds, corporate bonds and mortgage-backed securities. Exposure to market sectors is adjusted as yield spreads change among the various classes of securities. Duration and maturities are altered with moderate adjustments in recognition or anticipation of interest rate changes.

The Portfolio performed quite well over the last six months, benefiting from both allocation among types of securities and interest rate posture. Exposure to government bonds has been increased, with positions in corporate bonds reduced accordingly. This change was made in anticipation of the widening of the interest rate spread between U.S. Treasury securities and riskier bonds.

The Portfolio benefited also from a defensive posture on interest rates during this period, with duration less than the universe of funds with which it is compared. At the end of June, the Portfolio's position was neutral with regard to duration.

This two-part strategy--a move to higher quality securities, accompanied by a defensive stance on interest rates--proved successful during the first half, as rates increased and spreads widened.

Percentage Holdings

6/30/99

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     CORPORATE BONDS                           10%
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES                       40%
GOVERNMENT AND GOVERNMENT AGENCIES                                45%
SHORT-TERM INVESTMENTS                                             5%

The Corporate Bonds sector includes bonds of companies headquartered outside the United States. The Government and Government Agencies category includes taxable bonds of domestic and foreign governments and a small position in municipal bonds. Consistent with the Portfolio's stated parameters, no more than 10% of the Portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

     Performance Relative to Merrill Lynch Domestic Master Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           SELECT BOND PORTFOLIO                    MLDM INDEX
6/89                                         $10,000                                 $10,000
6/90                                         $10,639                                 $10,732
6/91                                         $11,790                                 $11,901
6/92                                         $13,569                                 $13,584
6/93                                         $15,303                                 $15,205
6/94                                         $15,268                                 $15,047
6/95                                         $17,218                                 $16,941
6/96                                         $18,079                                 $17,781
6/97                                         $19,634                                 $19,235
6/98                                         $21,372                                 $21,286
6/99                                         $22,117                                 $21,942
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                             FOR PERIODS ENDED JUNE 30, 1999
                                                                                    ONE YEAR      FIVE YEARS      TEN YEARS
Select Bond Portfolio                                                                  3.48%           7.69%          8.26%
MLDM Index                                                                             3.08%           7.84%          8.18%

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Merrill Lynch Domestic Master Index. The index is an unmanaged market value weighted index comprised of U.S. Government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.
    This chart assumes an initial investment of $10,000 made on 6/30/89. Returns shown include deductions for management and other fund expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Total returns, which reflect deduction of charges for the separate account, are shown on page 2.

                                       --

SELECT BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
CORPORATE BONDS (9.8%)
BANK HOLDING COMPANIES (1.0%)
BT Institutional Capital Trust,
 7.75%, 12/1/26 (144A)                  3,000,000  $    2,871
                                                   -----------
CHEMICALS AND ALLIED PRODUCTS (0.7%)
Dow Capital B.V., 8.5%, 6/8/10          1,800,000       1,971
                                                   -----------
ELECTRIC SERVICES (3.8%)
Comed Financing II, 8.5%, 1/15/27       1,750,000       1,814
Ohio Edison Company, 7.375%,
 9/15/02                                1,000,000       1,020
PECO Energy Company, 6.13%,
 3/1/09                                 5,500,000       5,215
Public Service Electric & Gas
 Co., 6.875%, 1/1/03                    2,250,000       2,275
Texas Utilities Electric Co.,
 7.875%, 3/1/23                         1,000,000         987
                                                   -----------
    TOTAL                                              11,311
                                                   -----------
FINANCE (.5%)
Associates Corp. of North
 America, 7.95%, 2/15/10                1,500,000       1,592
                                                   -----------
GENERAL MERCHANDISE STORES (0.3%)
May Dept Stores Company, 7.45%,
 10/15/16                               1,000,000       1,025
                                                   -----------
MOTION PICTURE (0.3%)
News America Holdings Inc.,
 8.25%, 8/10/18                         1,000,000       1,033
                                                   -----------
TELECOMMUNICATIONS (2.6%)
AT & T Corp., 5.625%, 3/15/04           4,000,000       3,873
New England Telephone and
 Telegraph, 5.875%, 04/15/09            4,000,000       3,727
                                                   -----------
    TOTAL                                               7,600
                                                   -----------
TEXTILES (0.4%)
#Polysindo International Finance,
 11.375%, 6/15/06                       4,200,000       1,050
                                                   -----------
TOBACCO (0.2%)
Philip Morris Companies, 9.25%,
 2/15/00                                  500,000         509
                                                   -----------
    TOTAL CORPORATE BONDS                              28,962
                                                   -----------
GOVERNMENT BONDS AND AGENCY BONDS (44.6%)
FEDERAL GOVERNMENT AND AGENCIES (44.6%)
Federal Home Loan Bank, 5.54%,
 1/8/09                                 3,700,000       3,399
Federal Home Loan Mortgage
 Corporation, 7.5%, 9/29/01             8,160,534       8,266
Federal National Mortgage Assoc.,
 5.97%, 10/1/08                         3,956,581       3,779
Federal National Mortgage Assoc.,
 6.07%, 10/1/08                         2,977,547       2,908

                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
 6.22%, 2/01/06                         1,905,717  $    1,874
Federal National Mortgage Assoc.,
 6.24%, 1/1/06                          5,372,416       5,289
Federal National Mortgage Assoc.,
 6.265%, 10/1/08                        2,978,370       2,895
Federal National Mortgage Assoc.,
 6.32%, 2/1/06                          3,862,960       3,818
Federal National Mortgage Assoc.,
 6.360%, 4/1/08                         3,759,280       3,683
Federal National Mortgage Assoc.,
 6.390%, 4/1/08                         1,448,680       1,422
Federal National Mortgage Assoc.,
 6.500%, 09/25/05                       2,291,497       2,287
Federal National Mortgage Assoc.,
 6.750%, 04/25/18                       2,354,525       2,354
Federal National Mortgage Assoc.,
 6.750%, 12/25/23                       3,500,000       3,426
Federal National Mortgage Assoc.,
 6.960%, 10/01/07                       3,251,491       3,298
Federal National Mortgage Assoc.,
 7.0%, 6/1/03                             360,688         363
Federal National Mortgage Assoc.,
 7.360%, 4/1/11                         3,331,294       3,465
Federal National Mortgage Assoc.,
 8.400%, 02/25/09                       2,500,000       2,662
Federal National Mortgage Assoc.,
 10%, 10/1/17                              99,032         104
Federal National Mortgage Assoc.,
 11.000%, 12/01/12                        160,461         173
Federal National Mortgage Assoc.,
 11.000%, 09/01/17                      1,181,023       1,278
Federal National Mortgage Assoc.,
 11.000%, 12/01/17                        331,713         359
Federal National Mortgage Assoc.,
 11.000%, 02/01/18                        457,847         496
Federal National Mortgage Assoc.,
 11.500%, 04/01/18                        529,866         582
Federal National Mortgage Assoc.,
 12.000%, 12/01/12                      1,236,468       1,369
Federal National Mortgage Assoc.,
 12.000%, 12/01/12                        232,798         256
Federal National Mortgage Assoc.,
 12.000%, 09/01/17                        414,756         462
Federal National Mortgage Assoc.,
 12.000%, 10/01/17                        480,523         535
Federal National Mortgage Assoc.,
 12.000%, 12/01/17                        342,790         382
Federal National Mortgage Assoc.,
 12.000%, 02/01/18                        434,987         484
Federal National Mortgage Assoc.,
 12.25%, 1/1/18                           284,115         316

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Federal National Mortgage Assoc.,
 12.500%, 04/01/18                        226,089  $      253
Federal National Mortgage Assoc.,
 13.000%, 11/01/12                        165,512         185
Federal National Mortgage Assoc.,
 13.000%, 11/01/17                        386,243         439
Federal National Mortgage Assoc.,
 13.000%, 12/01/17                        240,500         273
Federal National Mortgage Assoc.,
 13.000%, 02/01/18                        605,703         688
Federal National Mortgage Assoc.,
 14.000%, 12/01/17                        162,258         189
Government National Mortgage
 Assoc., 7.0%, 05/15/23                   310,405         309
Government National Mortgage
 Assoc., 7.5%, 04/15/22                   253,805         257
Government National Mortgage
 Assoc., 7.5%, 10/15/23                   685,059         694
Government National Mortgage
 Assoc., 7.5%, 10/15/25                    49,851          50
Government National Mortgage
 Assoc., 7.5%, 11/15/25                    13,239          13
Government National Mortgage
 Assoc., 7.5%, 05/15/26                    12,479          12
Government National Mortgage
 Assoc., 7.5%, 01/15/27                   390,630         395
Government National Mortgage
 Assoc., 7.5%, 02/15/27                   468,962         474
Government National Mortgage
 Assoc., 7.5%, 03/15/27                    48,562          49
Government National Mortgage
 Assoc., 7.5%, 04/15/27                    98,654         100
Government National Mortgage
 Assoc., 7.5%, 08/15/27                    13,670          14
Government National Mortgage
 Assoc., 7.5%, 06/15/28                   438,494         444
Government National Mortgage
 Assoc., 8.0%, 01/15/26                   353,791         364
Government National Mortgage
 Assoc., 8.0%, 02/15/26                   465,512         479
Government National Mortgage
 Assoc., 8.0%, 08/15/26                   569,980         586
Government National Mortgage
 Assoc., 8.0%, 09/15/26                   436,954         449
Government National Mortgage
 Assoc., 8.0%, 12/15/26                   162,219         167
Government National Mortgage
 Assoc., 8.0%, 01/15/27                   493,272         507
Government National Mortgage
 Assoc., 8.0%, 03/15/27                   441,712         454
Government National Mortgage
 Assoc., 8.0%, 04/15/27                   861,758         886
                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
FEDERAL GOVERNMENT AND AGENCIES (CONTINUED)
Government National Mortgage
 Assoc., 8.0%, 06/15/27                   403,630  $      415
Government National Mortgage
 Assoc., 8.0%, 07/15/27                   361,449         372
Government National Mortgage
 Assoc., 8.0%, 08/15/27                   305,679         314
Government National Mortgage
 Assoc., 8.0%, 09/15/27                   328,144         337
Government National Mortgage
 Assoc., 8.5%, 09/15/21                    73,226          77
Government National Mortgage
 Assoc., 8.5%, 03/15/23                     3,416           4
Government National Mortgage
 Assoc., 8.5%, 06/15/23                     8,604           9
Government National Mortgage
 Assoc., 8.5%, 06/15/24                     2,697           3
Government National Mortgage
 Assoc., 8.5%, 07/15/24                    51,098          54
Government National Mortgage
 Assoc., 8.5%, 09/15/24                   105,004         110
Government National Mortgage
 Assoc., 8.5%, 11/15/24                   458,923         481
Government National Mortgage
 Assoc., 8.5%, 02/15/25                    48,353          50
Government National Mortgage
 Assoc., 11.0%, 01/15/18                4,811,164       5,413
U.S. Treasury, 4.0%, 10/31/00           1,350,000       1,326
U.S. Treasury, 4.5%, 01/31/01           4,000,000       3,940
U.S. Treasury, 4.75%, 11/15/08         12,150,000      11,151
U.S. Treasury, 4.875%, 03/31/01         2,380,000       2,356
U.S. Treasury, 5.0%, 02/28/01           4,000,000       3,969
U.S. Treasury, 5.25%, 05/15/04         14,600,000      14,345
U.S. Treasury, 5.25%, 02/15/29          1,000,000         897
U.S. Treasury, 5.5%, 8/15/28            3,688,000       3,368
U.S. Treasury, 6.125%, 08/15/07         6,000,000       6,067
U.S. Treasury, 6.125%, 11/15/27         1,030,000       1,020
U.S. Treasury, 7.25%, 05/15/16          3,375,000       3,705
Vendee Mortgage Trust, .4951%,
 6/15/2023 (IO)                        73,944,504       1,287
                                                   -----------
    TOTAL GOVERNMENT BONDS                            131,784
                                                   -----------
MORTGAGE BACKED AND ASSET BACKED SECURITIES (39.9%)
AUTO-RELATED (1.6%)
Daimler-Benz Vehicle Trust -
 Class A, 5.85%, 7/20/03                  235,223         236
Eaglemark Trust - Class A, 6.75%,
 11/15/02                                 406,996         411
Fleetwood Credit Corporation
 Grantor Trust - Class A, 6.4%,
 5/15/13                                  830,174         835

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
AUTO-RELATED (CONTINUED)
Team Fleet Financing Corporation
 - Class A, 6.65%, 12/15/02
 (144A)                                 3,200,000  $    3,189
                                                   -----------
    TOTAL                                               4,671
                                                   -----------
BANK AND FINANCE (2.1%)
Morgan Stanley Capital Trust,
 7.387%, 5/15/2006                      3,000,000       3,139
Nations Bank Lease Pass Thru
 Trust 97-A, 7.442%, 11/18/2005         3,000,000       3,013
                                                   -----------
    TOTAL                                               6,152
                                                   -----------
COMMERCIAL MORTGAGES (24.1%)
Asset Securitization Corporation,
 Class CS1, 1.257%, 11/13/26 IO        17,508,170         560
Asset Securitization Corporation,
 Class CS2, 1.097%, 11/13/26 IO        52,000,000       2,680
Asset Securitization Corporation,
 Class PS1, 1.367%, 2/14/41 IO         12,007,185       1,103
Chase Commercial Mortgage
 Securities Corp., Class B, 6.6%,
 12/12/29                               2,000,000       1,958
Chase Commercial Mortgage
 Securities Corp., Class A2,
 6.6%, 12/12/29                         5,000,000       4,920
Chase Commercial Mortgage
 Securities Corp., Class B,
 7.37%, 6/19/29                         1,000,000       1,035
Commercial Mortgage Acceptance
 Corporation,
 Class B, 6.649%, 12/15/07              2,000,000       1,937
Commercial Mortgage Asset Trust,
 Class C, 7.35%, 8/17/13                3,750,000       3,648
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class B, 9.546%, 4/25/25 (144A)          682,000         743
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class C1, 7.26%, 6/20/29 (144A)        1,448,939       1,489
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class C1, 7.28%, 6/20/29 (144A)        1,500,000       1,505
Credit Suisse First Boston
 Mortgage Securities Corp.,
 Class D, 9.546%, 4/25/25 (144A)        2,000,000       2,135
Criimi Mae Commercial Mortgage
 Trust, 7.0%, 12/01/06                  3,000,000       2,759
Criimi Mae Commercial Mortgage
 Trust, 7.0%, 11/02/11                  4,000,000       3,012
DLJ Mortgage Acceptance
 Corporation, Class S, .3571%,
 10/15/17 (144A) IO                   104,204,148       2,263
                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
COMMERCIAL MORTGAGES (CONTINUED)
DLJ Mortgage Acceptance
 Corporation, Class S, .718%,
 2/18/31 IO                           119,825,674  $    4,554
DLJ Mortgage Acceptance
 Corporation, 8.100%, 6/18/2004         1,661,924       1,756
DLJ Mortgage Acceptance
 Corporation, 8.100%, 6/18/2004         1,000,000       1,049
First Union-Lehman Brothers
 Commercial Mortgage Trust, Class
 C, 7.44%, 4/18/07                      2,500,000       2,521
Kmart CMBS Financing, Inc., Class
 D, 6.7875%, 03/01/07 (144A)            2,000,000       1,989
Kmart CMBS Financing, Inc., Class
 C, 6.3875%, 03/01/07 (144A)            2,500,000       2,480
Kmart CMBS Financing, Inc., Class
 D, 6.03%, 03/01/07 (144A)              2,000,000       1,981
LB Mortgage Trust, 8.396%, 6/2/10       5,217,049       5,784
Malan Mortgage Securities Trust,
 Class A3, 7.8%, 8/15/05 (144A)         3,000,000       3,070
Merrill Lynch Mortgage Investors,
 Inc., Class E, 8.1606%, 6/25/22
 (144A)                                 2,000,000       2,000
Merrill Lynch Mortgage Investors,
 Inc., Class C,
 8.9223% , 11/25/20                     1,950,000       1,947
Midland Realty Acceptance Corp.,
 Class AEC, 1.389%, 1/25/29
 (144A) IO                             13,811,870         843
Nomura Asset Securities Corp. -
 Class A2, 7.014%, 3/17/28              2,800,000       2,688
Nomura Asset Securities Corp. -
 Class A4, 7.594%, 3/17/28              2,200,000       2,053
Red Mountain Funding LLC, Class
 E, 7.365%, 1/15/19 (144A)              1,500,000       1,284
Red Mountain Funding LLC, Class
 F, 7.471%, 1/15/19 (144A)              1,800,000       1,375
The Equitable Life Insurance
 Society of the U S, Class C1,
 7.52%, 5/15/06                         2,000,000       2,051
                                                   -----------
    TOTAL                                              71,172
                                                   -----------
CREDIT CARD ASSET BACKED (0.7%)
Iroquois Trust, Class A, 6.752%,
 6/25/07 (144A)                         2,000,000       2,002
                                                   -----------
FRANCHISE LOAN RECEIVABLES (2.3%)
EMAC Owner Trust, 1.378%, 1/15/25
 (144A) IO                             30,458,787       1,966
EMAC Owner Trust - Class A2,
 6.38%, 1/15/25 (144A)                  3,100,000       3,001

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                     MARKET
                                                      VALUE
BONDS (94.3%)                           PAR          (000'S)
--------------------------------------------------------------
FRANCHISE LOAN RECEIVABLES (CONTINUED)
Global Franchise Trust, 6.349%,
 8/16/01                                1,861,405  $    1,841
                                                   -----------
    TOTAL                                               6,808
                                                   -----------
HOME EQUITY LOAN (0.7%)
Amresco Residential Securities -
 Class A2, 6.245%, 04/25/22             2,200,000       2,199
                                                   -----------
MANUFACTURED HOUSING (1.2%)
Mid-State Trust VI, Class A3,
 7.54%, 7/1/35                          1,063,747       1,074
Vanderbilt Mortgage and Finance,
 Inc., Class 1A4, 7.19%, 2/7/14         2,500,000       2,545
                                                   -----------
    TOTAL                                               3,619
                                                   -----------
OTHER ASSET BACKED (3.7%)
FMAC Loan Receivables Trust -
 Class A, 6.2%, 9/15/20 (144A)          1,426,283       1,394
Harley-Davidson Eaglemark, 5.87%,
 1/20/2001                              1,500,000       1,481
Health Care Recievable Corp.,
 6.25%, 2/01/03                         1,125,000       1,106
Heilig-Meyers Master Trust -
 Class A, 6.125%, 1/20/07 (144A)        3,000,000       2,948
Nations Credit Grantor Trust -
 Class A1, 6.35%, 12/15/04              1,742,162       1,739
Newcourt Equipment - Class B,
 6.764%, 9/20/04 (144A)                   804,069         801
Rural Housing Trust, 6.33%,
 4/17/2001                              1,361,756       1,350
                                                   -----------
    TOTAL                                              10,819
                                                   -----------
RESIDENTIAL MORTGAGES (2.4%)
BCF L L C Mortgage Pass Thru
 Certificate, Class B3, 7.75%,
 3/25/37 (144A)                         3,868,375       3,521
Blackrock Capital Finance,
 Class B3, 7.25%, 11/25/28 (144A)       4,369,944       3,649
                                                   -----------
    TOTAL                                               7,170
                                                   -----------
UTILITY (1.1%)
Comed Transitional, 5.74%,
 12/16/2008                             3,500,000       3,264
                                                   -----------
    TOTAL MORTGAGE BACKED AND
     ASSET BACKED SECURITIES                          117,876
                                                   -----------
    TOTAL BONDS                                       278,622
                                                   -----------

                                                       MARKET )
                                                        VALUE
WARRANTS (0.0%)                               PAR      (000'S
--------------------------------------------------------------
Argentina Republic                          3,500  $        4
                                                   -----------

MONEY MARKET INVESTMENTS (4.9%)
--------------------------------------------------------------
GOVERNMENT (0.6%)
++Federal Home Loan Mortgage
 Company, 4.73%, 2/26/99                1,700,000       1,682
                                                   -----------
PERSONAL CREDIT INSTITUTIONS (4.3%)
General Electric Capital Corp.,
 5.7%, 7/1/99                           7,500,000       7,500
++Household Finance, 4.97%,
 7/14/99                                3,000,000       2,995
++Variable Funding Capital Corp.,
 5.05%, 7/21/99                         2,200,000       2,194
                                                   -----------
    TOTAL                                              12,689
                                                   -----------
    TOTAL MONEY MARKET
     INVESTMENTS                                       14,371
                                                   -----------
    TOTAL INVESTMENTS (99.2%)
     (COST $303,027,441)^                             292,997
    OTHER ASSETS, LESS
     LIABILITIES (.8%)                                  2,448
                                                   -----------
    TOTAL NET ASSETS (100.0%)                      $  295,445
                                                   -----------

IO-Interest Only Security
 # Defaulted Security
144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.
++ Partially held by the custodian in a segregated account as collateral for open futures postions. Information regarding open futures contracts as of June 30, 1999 is summarized below:

                                                    UNREALIZED
                           NUMBER OF   EXPIRATION  APPRECIATION
ISSUER                     CONTRACTS      DATE        (000'S)
----------------------------------------------------------------
Euro Bond Future               31         9/99          $39
 (Total Notional Value at
 6/30/99, $7,369,750)

^ At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $303,027,441 and the net unrealized depreciation of investments based on that cost was $10,029,866 which is comprised of $1,125,366 aggregate gross unrealized appreciation and $11,155,232 aggregate gross unrealized depreciation.

    The Accompanying Notes are an Integral Part of the Financial Statements.
                       (Prepared from Unaudited Figures)

                                       --

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

Objective:                           Portfolio Strategy:                                    Net Assets:
Maximum current income consistent    Achieve stability of capital by investing in short-    $332,169,000
with liquidity and stability of      term debt securities.
capital

MONEY MARKET PORTFOLIO

The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios.

Maturities were lengthened considerably in the Money Market Portfolio during the second quarter of 1999. This move was made to take advantage of the relatively high yields that prevailed on longer-maturity instruments because the market expected a significant increase in interest rates. The modest tightening by the Federal Reserve at the end of June was accompanied by a statement that suggested further increases in the immediate future are unlikely. This statement indicated that the market had, in fact, overestimated the central bank's intent to raise interest rates.

The Portfolio's current structure anticipates two more interest rate tightenings by the Federal Reserve before the end of 1999. Holdings include a number of securities that mature after January 1, 2000. These investments anticipate a drop in interest rates at the end of the year, as large issuers avoid issuing securities that would settle as the century turns.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

                                       --

MONEY MARKET PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Schedule of Investments
JUNE 30, 1999

                                                                         MARKET
                                                                          VALUE
MONEY MARKET INVESTMENTS (76.0%)                              PAR        (000'S)
---------------------------------------------------------------------------------
AIRCRAFT, GUIDED MISSILES & PARTS (4.6%)
Alliedsignal, Inc., 5.27%, 2/23/00                         16,000,000   $ 15,445
                                                                        ---------
AUTOMOBILE REPAIR, SERVICES & PARKING (2.4%)
Daimler-Chrysler NA. Holding, 5.00%, 7/16/99                8,130,000      8,113
                                                                        ---------
CANNED FRUITS & VEGETABLES (3.0%)
H.J. Heinz Co., 5.2%, 7/20/99                              10,000,000      9,973
                                                                        ---------
CAPTIVE FINANCE COMPANIES (12.2%)
Ford Holdings, Inc., 9.25%, 3/01/00                         8,425,000      8,648
GMAC, 6.625%, 6/08/00                                       6,000,000      6,051
GMAC, 6.75%, 06/02/00                                      10,000,000     10,096
Sears Robuck Acceptance Corp., 4.9%, 07/14/99               3,870,000      3,863
Sears Robuck Acceptance Corp., 5.03%, 07/27/99             12,000,000     11,956
                                                                        ---------
    TOTAL                                                                 40,614
                                                                        ---------
ELECTRIC UTILITIES (3.8%)
Southern California Edison, 5.00%, 7/08/99                  5,602,000      5,597
Southern California Edison, 4.9%, 7/12/99                   7,035,000      7,024
                                                                        ---------
    TOTAL                                                                 12,621
                                                                        ---------
FINANCE (14.4%)
Ciesco LP, 5.16%, 8/18/99                                      16,000     15,890
CIT Group, 5.16%, 8/04/99                                      16,000     15,922
CXC Incorporated, 4.90%, 7/15/99                                5,500      5,490
CXC Incorporated, 5.06%, 7/20/99                               10,500     10,472
                                                                        ---------
    TOTAL                                                                 47,774
                                                                        ---------
MANUFACTURED HOUSING (4.5%)
Short Term Repackage Asset Trust, 6.00%, 4/13/00           15,000,000     15,000
                                                                        ---------
PERSONAL CREDIT INSTITUTIONS (19.9%)
American Express Credit, 5.25%, 7/6/99                     16,000,000     15,988
Associates Corp of NA, 4.90%, 7/14/99                       6,500,000      6,488
Commercial Credit Company, 4.93%, 7/9/99                   16,000,000     15,982
General Electric Capital Corp., 5.70%, 07/01/99            11,565,000     11,565
Variable Funding Capital Corp., 5.01%, 7/15/99             16,000,000     15,969
                                                                        ---------
    TOTAL                                                                 65,992
                                                                        ---------

                                                                         MARKET
                                                                          VALUE
MONEY MARKET INVESTMENTS (76.0%)                              PAR        (000'S)
---------------------------------------------------------------------------------
PHARMACEUTICAL PREPARATIONS (1.7%)
American Home Products, 7.7%, 2/15/00                       5,450,000   $  5,535
                                                                        ---------
PHONE COMMUNICATIONS (4.8%)
U.S. West Communications, 4.89%, 7/08/99                    7,500,000      7,493
U.S. West Communications, 4.89%, 7/15/99                    8,455,000      8,439
                                                                        ---------
    TOTAL                                                                 15,932
                                                                        ---------
TOBACCO PRODUCTS (4.7%)
Philip Morris, 6.15%, 03/15/00                             15,500,000     15,584
                                                                        ---------
    TOTAL MONEY MARKET INVESTMENTS                                       252,583
                                                                        ---------

ASSET-BACKED SECURITIES (23.9%)
---------------------------------------------------------------------------------
FINANCE LESSORS (23.9%)
Asset Securitization, 4.91%, 7/14/99                       10,000,000      9,982
Asset Securitization, 5.06%, 8/11/99                        6,000,000      5,965
Preferred Receivable Funding, 5.10%, 8/19/99               16,000,000     15,889
Quincy Capital Corporation, 4.91%, 7/09/99                  5,200,000      5,194
Quincy Capital Corporation, 4.92%, 7/09/99                  6,400,000      6,393
Quincy Capital Corporation, 4.92%, 7/14/99                  4,400,000      4,392
Receivables Capital Corp, 5.02%, 7/19/99                   11,125,000     11,098
Receivables Capital Corp, 5.05%, 7/23/99                    5,000,000      4,985
Triple A One Funding, 5.03%, 7/12/99                        4,035,000      4,029
Triple A One Funding, 5.05%, 7/19/99                        3,970,000      3,960
Triple A One Funding, 5.05%, 7/20/99                        7,500,000      7,480
                                                                        ---------
    TOTAL ASSET-BACKED SECURITIES                                         79,367
                                                                        ---------
    TOTAL INVESTMENTS (99.9%)
     (COST $331,949,843)^                                                331,950
    OTHER ASSETS, LESS LIABILITIES (.1% )                                    219
                                                                        ---------
    TOTAL NET ASSETS (100.0%)                                           $332,169
                                                                        ---------

   ^ Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

SMALL CAP GROWTH STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $10,156)..................................................  $   11,497
  Money Market Investments (cost $1,199)........................................       1,199
                                                                                  -----------
                                                                                      12,696
  Due from Sale of Fund Shares..................................................         407
  Due from Sale of Securities...................................................         173
  Due from Futures Variation Margin.............................................           7
                                                                                  -----------
    Total Assets................................................................      13,283
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................         278
  Accrued Expenses..............................................................           8
  Due to Investment Advisor.....................................................           4
                                                                                  -----------
    Total Liabilities...........................................................         290
                                                                                  -----------
NET ASSETS......................................................................  $   12,993
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value; 10,749
   shares outstanding)..........................................................  $   11,248
  Undistributed Accumulated Net Realized Gain on Investments....................         385
  Net Unrealized Appreciation of:
    Investment Securities.......................................................       1,341
    Index Futures Contracts.....................................................          19
                                                                                  -----------
  Net Assets for 10,749 Shares Outstanding......................................  $   12,993
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption
   Price per Share..............................................................  $     1.21
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE TWO MONTHS ENDED JUNE 30, 1999*

INVESTMENT INCOME
  Income
    Interest....................................................................  $     12
    Dividends...................................................................         1
                                                                                  ---------
      Total Income..............................................................        13
                                                                                  ---------
  Expenses
    Management Fees.............................................................        11
    Other Expenses..............................................................         6
    Custodian Expenses..........................................................         4
                                                                                  ---------
      Total Expenses............................................................        21
                                                                                  ---------
        Less:
           Expenses Reimbursed by Affiliates....................................        (7)
           Custodian Fees Paid Indirectly.......................................        (1)
                                                                                  ---------
      Total Net Expenses........................................................        13
                                                                                  ---------
  Net Investment Income.........................................................        --
                                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain(Loss) on Investments:
    Investment Securities.......................................................       398
    Index Futures Contracts.....................................................       (13)
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................       385
                                                                                  ---------
  Net Change in Unrealized Appreciation of:
    Investments Securities......................................................     1,341
    Index Futures Contracts.....................................................        19
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......     1,360
                                                                                  ---------
  Net Gain on Investments.......................................................     1,745
                                                                                  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $  1,745
                                                                                  ---------
                                                                                  ---------

 * Fund commenced operations on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                               FOR THE
                                                              TWO MONTHS
                                                                ENDED
                                                               JUNE 30,
                                                                 1999
                                                              ----------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...................................      $  --
    Net Realized Gain on Investments........................        385
    Net Change in Unrealized Appreciation of Investments for
     the Period.............................................      1,360
                                                              ----------
      Net Increase in Net Assets Resulting from
      Operations............................................      1,745
                                                              ----------
  Distributions to Shareholders from:
    Net Investment Income...................................         --
    Net Realized Gain on Investments........................         --
                                                              ----------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders.........................         --
                                                              ----------
  Fund Share Transactions
    Proceeds from Sale of 10,761 Shares.....................     11,261
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid
     (0 Shares).............................................         --
    Payments for 12 Shares Redeemed.........................        (13)
                                                              ----------
      Net Increase in Net Assets Resulting from Fund Share
      Transactions (10,749 shares)..........................     11,248
                                                              ----------
  Total Increase in Net Assets..............................     12,993
NET ASSETS
  Beginning of Period.......................................         --
                                                              ----------
  End of Period (includes no undistributed net investment
   income)..................................................     1$2,993
                                                              ----------
                                                              ----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Small Cap Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               FOR THE
                                                              TWO MONTHS
                                                                ENDED
                                                               JUNE 30,
                                                                 1999
                                                              ----------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period......................      $1.00
    Income from Investment Operations:
      Net Investment Income.................................       0.00
      Net Realized and Unrealized Gains on Investments......       0.21
                                                              ----------
        Total from Investment Operations....................       0.21
                                                              ----------
    Less Distributions:
      Distributions from Net Investment Income..............       0.00
      Distributions from Realized Gains on Investments......       0.00
                                                              ----------
        Total Distributions.................................       0.00
                                                              ----------
Net Asset Value, End of Period..............................      $1.21
                                                              ----------
                                                              ----------
Total Return+...............................................      20.90%++
                                                              ----------
                                                              ----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)....................     1$2,993
                                                              ----------
                                                              ----------
Ratio of Net Expenses to Average Net Assets.................       1.00%**
                                                              ----------
                                                              ----------
Ratio of Gross Expenses to Average Net Assets...............       1.51%**
                                                              ----------
                                                              ----------
Ratio of Net Investment Income to Average Net Assets........       0.03%**
                                                              ----------
                                                              ----------
Portfolio Turnover Rate.....................................      15.58%
                                                              ----------
                                                              ----------

 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

AGGRESSIVE GROWTH STOCK PORTFOLIO
FINANCIAL STATEMENTS OF
NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $717,044).................................................  $ 1,102,434
  Money Market Investments (cost $43,982).......................................       43,981
                                                                                  ------------
                                                                                    1,146,415
  Cash..........................................................................        1,535
  Due from Sale of Securities...................................................        9,348
  Due from Sale of Fund Shares..................................................          318
  Dividends and Interest Receivable.............................................          110
                                                                                  ------------
    Total Assets................................................................    1,157,726
                                                                                  ------------
LIABILITIES
  Due on Purchase of Securities.................................................        8,386
  Due on Redemption of Fund Shares..............................................        1,445
  Due to Investment Advisor.....................................................          514
  Accrued Expenses..............................................................           25
                                                                                  ------------
    Total Liabilities...........................................................       10,370
                                                                                  ------------
NET ASSETS......................................................................  $ 1,147,356
                                                                                  ------------
                                                                                  ------------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   312,030 shares outstanding)..................................................  $   683,261
  Undistributed Net Investment Loss.............................................         (380)
  Undistributed Accumulated Net Realized Gain on Investments....................       79,086
  Net Unrealized Appreciation of Investment Securities..........................      385,389
                                                                                  ------------
  Net Assets for 312,030 Shares Outstanding.....................................  $ 1,147,356
                                                                                  ------------
                                                                                  ------------
  Net Asset Value, Offering and Redemption Price per Share......................  $      3.68
                                                                                  ------------
                                                                                  ------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Interest....................................................................  $  1,779
    Dividends...................................................................       600
                                                                                  ---------
      Total Income..............................................................     2,379
                                                                                  ---------
  Expenses
    Management Fees.............................................................     2,750
    Custodian Expenses..........................................................        21
    Other Expenses..............................................................        10
                                                                                  ---------
      Total Expenses............................................................     2,781
                                                                                  ---------
        Less Custodian Fees:....................................................
        Paid by Affiliate.......................................................       (19)
        Paid Indirectly.........................................................        (2)
                                                                                  ---------
      Total Net Expenses........................................................     2,760
                                                                                  ---------
    Net Investment Loss.........................................................      (381)
                                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities.......................................................    80,182
    Index Futures Contracts.....................................................       871
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................    81,053
  Net Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................................    21,558
    Index Futures Contracts.....................................................      (989)
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......    20,569
                                                                                  ---------
  Net Gain on Investments.......................................................   101,622
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $101,241
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                          FOR THE
                                                        SIX MONTHS
                                                           ENDED          FOR THE
                                                         JUNE 31,       YEAR ENDED
                                                           1999        DECEMBER 31,
                                                        (UNAUDITED)        1998
                                                       -------------   -------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Gain (Loss).......................  $      (381)    $       389
    Net Realized Gain on Investments.................       81,053          36,225
    Net Change in Unrealized Appreciation of
     Investments for the Period......................       20,569          43,459
                                                       -------------   -------------
      Net Increase in Net Assets Resulting from
      Operations.....................................      101,241          80,073
                                                       -------------   -------------
  Distributions to Shareholders from:
    Net Investment Income............................         (389)           (389)
    Net Realized Gain on Investments.................      (38,180)        (39,790)
                                                       -------------   -------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................      (38,569)        (40,179)
                                                       -------------   -------------
  Fund Share Transactions
    Proceeds from Sale of 5,994 and 23,019 Shares....       20,260          74,489
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (11,023 and 11,431 shares,
     respectively)...................................       38,569          40,180
    Payments for 33,383 and 25,793 Shares Redeemed...     (111,611)        (84,165)
                                                       -------------   -------------
      Net Increase (Decrease) in Net Assets Resulting
      from Fund Share Transactions ((16,366) and
      8,657 shares, respectively)....................      (52,782)         30,504
                                                       -------------   -------------
  Total Increase in Net Assets.......................        9,890          70,398
NET ASSETS
  Beginning of Period................................    1,137,466       1,067,068
                                                       -------------   -------------
  End of Period (includes undistributed net
   investment income (loss) of $(380) and $390,
   respectively).....................................  $ 1,147,356     $ 1,137,466
                                                       -------------   -------------
                                                       -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Aggressive Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                FOR THE
                                                                                                                PERIOD
                                              FOR THE                                                           MAY 3,
                                            SIX MONTHS                                                           1994*
                                               ENDED                                                            THROUGH
                                             JUNE 30,              FOR THE YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                               1999         ---------------------------------------------   ---------------
                                            (UNAUDITED)       1998        1997        1996        1995           1994
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $      3.46       $   3.34    $   3.15    $   2.77    $   2.00       $   1.91
    Income from Investment Operations:
      Net Investment Income.............           --             --          --          --          --             --
      Net Realized and Unrealized Gains
       on Investments...................         0.34           0.24        0.39        0.49        0.78           0.09
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
        Total from Investment
         Operations.....................         0.34           0.24        0.39        0.49        0.78           0.09
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................           --             --          --          --          --             --
      Distributions from Realized Gains
       on Investments...................        (0.12)         (0.12)      (0.20)      (0.11)      (0.01)            --
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
        Total Distributions.............        (0.12)         (0.12)      (0.20)      (0.11)      (0.01)            --
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
Net Asset Value, End of Period..........  $      3.68       $   3.46    $   3.34    $   3.15    $   2.77       $   2.00
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
Total Return+...........................         9.98%++        7.56%      13.86%      17.70%      39.29%          4.47%++
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------   ---------   ---------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $ 1,147,356       $1,137,466  $1,067,068  $871,926    $577,014       $327,096
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
Ratio of Expenses to Average Net
 Assets.................................         0.51%**        0.52%       0.53%       0.54%       0.56%          0.58%**
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
Ratio of Net Investment Income (Loss) to
 Average Net Assets.....................        (0.07%)**       0.04%       0.06%      (0.03%)      0.13%          0.29%**
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
Portfolio Turnover Rate.................        31.62%         50.43%      57.27%      47.25%      37.84%         21.54%
                                          ---------------   ---------   ---------   ---------   ---------   ---------------
                                          ---------------   ---------   ---------   ---------   ---------   ---------------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INTERNATIONAL EQUITY PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Statements
(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $587,868).................................................  $657,298
  Money Market Investments (cost $39,096).......................................    39,096
                                                                                  ---------
                                                                                   696,394
  Dividends and Interest Receivable.............................................     5,222
  Due from Sale of Fund Shares..................................................       334
  Due from Sale of Securities...................................................        53
                                                                                  ---------
    Total Assets................................................................   702,003
                                                                                  ---------
LIABILITIES
  Due on Redemption of Fund Shares..............................................       740
  Due to Investment Advisor.....................................................       380
  Due on Purchase of Securities.................................................       330
  Accrued Expenses..............................................................       183
                                                                                  ---------
    Total Liabilities...........................................................     1,633
                                                                                  ---------
NET ASSETS......................................................................  $700,370
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   432,243 shares outstanding)..................................................  $580,297
  Undistributed Net Investment Income...........................................    14,543
  Undistributed Accumulated Net Realized Gain on Investments....................    36,235
  Net Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................................    69,430
    Foreign Currency Transactions...............................................      (135)
                                                                                  ---------
  Net Assets for 432,243 Shares Outstanding.....................................  $700,370
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.62
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $390)...............................  $14,747
    Interest....................................................................      649
                                                                                  --------
      Total Income..............................................................   15,396
                                                                                  --------
  Expenses
    Management Fees.............................................................    2,210
    Custodian Fees..............................................................      199
    Other Expenses..............................................................      135
                                                                                  --------
      Total Expenses............................................................    2,544
                                                                                  --------
  Net Investment Income.........................................................   12,852
                                                                                  --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
  Net Realized Gain (Loss) on:
    Investment Securities.......................................................   41,149
    Foreign Currency Transactions...............................................   (1,790)
                                                                                  --------
      Net Realized Gain for the Period..........................................   39,359
                                                                                  --------
  Net Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................................   22,439
    Foreign Currency Transactions...............................................     (170)
                                                                                  --------
      Net Change in Unrealized Appreciation for the Period......................   22,269
                                                                                  --------
    Net Gain on Investments.....................................................   61,628
                                                                                  --------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $74,480
                                                                                  --------
                                                                                  --------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                             FOR THE
                                                           SIX MONTHS      FOR THE
                                                           ENDED JUNE     YEAR ENDED
                                                            30, 1999     DECEMBER 31,
                                                           (UNAUDITED)       1998
                                                           -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................   $ 12,852       $ 18,098
    Net Realized Gain on Investments.....................     39,359         78,236
    Net Unrealized Appreciation (Depreciation) of
     Investments for the Period..........................     22,269        (66,907)
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.........................................     74,480         29,427
                                                           -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income................................    (18,221)       (16,649)
    Net Realized Gain on Investments.....................    (78,977)       (22,793)
                                                           -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders......................    (97,198)       (39,442)
                                                           -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 12,298 and 35,076 Shares.......     20,667         60,890
    Proceeds from Shares Issued on Reinvestment of
     Dividends Paid
     (58,943 and 21,530 shares, respectively)............     97,198         39,442
    Payments for 39,189 and 47,205 Shares Redeemed.......    (65,883)       (79,061)
                                                           -----------   ------------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions
       (32,052 and 9,401 shares, respectively)...........     51,982         21,271
                                                           -----------   ------------
  Total Increase in Net Assets...........................     29,264         11,256
NET ASSETS
  Beginning of Period....................................    671,106        659,850
                                                           -----------   ------------
  End of Period (includes undistributed net
   investment income of $14,543 and $19,912,
   respectively).........................................   $700,370       $671,106
                                                           -----------   ------------
                                                           -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
International Equity Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                    FOR THE SIX                                                    FOR THE PERIOD
                                                      MONTHS                                                        MAY 3, 1994*
                                                    ENDED JUNE           FOR THE YEAR ENDED DECEMBER 31,              THROUGH
                                                     30, 1999     ----------------------------------------------    DECEMBER 31,
                                                    (UNAUDITED)      1998         1997        1996        1995          1994
                                                    -----------   -----------   ---------   ---------   --------   --------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period............   $   1.68      $   1.69     $   1.56    $   1.35    $  1.19       $  1.22
    Income from Investment Operations:
      Net Investment Income.......................       0.03          0.05         0.04        0.04       0.04          0.02
      Net Realized and Unrealized Gains (Losses)
       on Investments.............................       0.13          0.04         0.15        0.24       0.13         (0.02)
                                                    -----------   -----------   ---------   ---------   --------   --------------
        Total from Investment Operations..........       0.16          0.09         0.19        0.28       0.17          0.00
                                                    -----------   -----------   ---------   ---------   --------   --------------
    Less Distributions:
      Distributions from Net Investment Income....      (0.04)        (0.04)       (0.04)      (0.03)       .00         (0.02)
      Distributions from Realized Gains on
       Investments................................      (0.18)        (0.06)       (0.02)      (0.04)     (0.01)        (0.01)
                                                    -----------   -----------   ---------   ---------   --------   --------------
        Total Distributions.......................      (0.22)        (0.10)       (0.06)      (0.07)     (0.01)        (0.03)
                                                    -----------   -----------   ---------   ---------   --------   --------------
Net Asset Value, End of Period....................   $   1.62      $   1.68     $   1.69    $   1.56    $  1.35       $  1.19
                                                    -----------   -----------   ---------   ---------   --------   --------------
                                                    -----------   -----------   ---------   ---------   --------   --------------
Total Return+.....................................     11.79%++         4.82%      12.28%      21.01%     14.57%          0.11%++
                                                    -----------   -----------   ---------   ---------   --------   --------------
                                                    -----------   -----------   ---------   ---------   --------   --------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..........   $700,370      $671,106     $659,850    $505,189    $342,127      $292,533
                                                    -----------   -----------   ---------   ---------   --------   --------------
                                                    -----------   -----------   ---------   ---------   --------   --------------
Ratio of Expenses to Average Net Assets...........       0.76%**       0.76%        0.77%       0.81%      0.85%         0.87%**
                                                    -----------   -----------   ---------   ---------   --------   --------------
                                                    -----------   -----------   ---------   ---------   --------   --------------
Ratio of Net Investment Income to Average Net
 Assets...........................................       4.42%**       3.38%        2.75%       3.02%      2.68%         2.28%**
                                                    -----------   -----------   ---------   ---------   --------   --------------
                                                    -----------   -----------   ---------   ---------   --------   --------------
Portfolio Turnover Rate...........................     153.40%        30.41%       16.74%      17.07%     26.71%        10.97%
                                                    -----------   -----------   ---------   ---------   --------   --------------
                                                    -----------   -----------   ---------   ---------   --------   --------------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INDEX 400 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 400 Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $27,907)..................................................  $ 29,354
  Money Market Investments (cost $2,197)........................................     2,197
                                                                                  ---------
                                                                                    31,551
  Due from Sale of Fund Shares..................................................       339
  Dividends and Interest Receivable.............................................        19
  Due from Futures Variation Margin.............................................         7
                                                                                  ---------
    Total Assets................................................................    31,916
                                                                                  ---------
LIABILITIES
  Due on Purchase of Securities.................................................        16
  Accrued Expenses..............................................................        13
  Due to Investment Advisor.....................................................         2
                                                                                  ---------
    Total Liabilities...........................................................        31
                                                                                  ---------
NET ASSETS......................................................................  $ 31,885
                                                                                  ---------
                                                                                  ---------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value; 30,236 shares outstanding)..........................................................  $ 30,337
  Undistributed Net Investment Income...........................................        68
  Undistributed Accumulated Net Realized Loss on Investments....................       (18)
  Net Unrealized Appreciation of:
    Investment Securities.......................................................     1,447
    Index Futures Contracts.....................................................        51
                                                                                  ---------
  Net Assets for 30,236 Shares Outstanding......................................  $ 31,885
                                                                                  ---------
                                                                                  ---------
  Net Asset Value, Offering and Redemption Price per Share......................  $   1.05
                                                                                  ---------
                                                                                  ---------

STATEMENT OF OPERATIONS
FOR THE TWO MONTHS ENDED JUNE 30, 1999*

INVESTMENT INCOME
  Income
    Dividends...................................................................  $     50
    Interest....................................................................        33
                                                                                  ---------
      Total Income..............................................................        83
                                                                                  ---------
  Expenses
    Management Fees.............................................................        11
    Other Expenses..............................................................         8
    Custodian Expenses..........................................................         6
                                                                                  ---------
      Total Expenses............................................................        25
                                                                                  ---------
        Less:
           Expenses Reimbursed by Affliates.....................................        (9)
           Custodian Fees Paid Indirectly.......................................        (1)
                                                                                  ---------
      Total Net Expenses........................................................        15
                                                                                  ---------
  Net Investment Income.........................................................        68
                                                                                  ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments:
    Investment Securities.......................................................       (39)
    Index Futures Contracts.....................................................        21
                                                                                  ---------
  Net Realized Loss on Investments for the Period...............................       (18)
                                                                                  ---------
  Net Change in Unrealized Appreciation of:
    Investment Securities.......................................................     1,447
    Index Futures Contracts.....................................................        51
                                                                                  ---------
  Net Change in Unrealized Appreciation of Investments for the Peiod............     1,498
                                                                                  ---------
  Net Gain on Investments.......................................................     1,480
                                                                                  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $  1,548
                                                                                  ---------
                                                                                  ---------

 * Fund commenced operations on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 400 Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                             FOR THE
                                                           TWO MONTHS
                                                              ENDED
                                                            JUNE 30,
                                                              1999
                                                           -----------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................   $     68
    Net Realized Loss on Investments.....................        (18)
    Net Change in Unrealized Appreciation of Investments
     for the Period......................................      1,498
                                                           -----------
      Net Increase in Net Assets Resulting from
      Operations.........................................      1,548
                                                           -----------
  Distributions to Shareholders from:
    Net Investment Income................................         --
    Net Realized Gain on Investments.....................         --
                                                           -----------
      Net Increase in Net Assets Resulting from
      Distributions to Shareholders......................         --
                                                           -----------
  Fund Share Transactions
    Proceeds from Sale of 30,249 Shares..................     30,350
    Payments for 13 Shares Redeemed......................        (13)
                                                           -----------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions
       (30,236 Shares)...................................     30,337
                                                           -----------
  Total Increase in Net Assets...........................     31,885
NET ASSETS
  Beginning of Period....................................         --
                                                           -----------
  End of Period (includes undistributed net investment
   income of $68)........................................   $ 31,885
                                                           -----------
                                                           -----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 400 Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      FOR THE
                                                    TWO MONTHS
                                                       ENDED
                                                     JUNE 30,
                                                       1999
                                                    -----------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period............   $   1.00
    Income from Investment Operations:
      Net Investment Income.......................       0.00
      Net Realized and Unrealized Gains on
      Investments.................................       0.05
                                                    -----------
        Total from Investment Operations..........       0.05
                                                    -----------
    Less Distributions:
      Distributions from Net Investment Income....       0.00
      Distributions from Realized Gains on
      Investments.................................       0.00
                                                    -----------
        Total Distributions.......................       0.00
                                                    -----------
Net Asset Value, End of Period....................   $   1.05
                                                    -----------
                                                    -----------
Total Return+.....................................       5.50%++
                                                    -----------
                                                    -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)..........   $ 31,885
                                                    -----------
                                                    -----------
Ratio of Gross Expenses to Average Net Assets.....       0.55%**
                                                    -----------
                                                    -----------
Ratio of Net Expenses to Average Net Assets.......       0.35%**
                                                    -----------
                                                    -----------
Ratio of Net Investment Income to Average Net
 Assets...........................................       1.47%**
                                                    -----------
                                                    -----------
Portfolio Turnover Rate...........................       3.77%
                                                    -----------
                                                    -----------

 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

GROWTH STOCK PORTFOLIO
FINANCIAL STATEMENTS OF
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $305,663).................................................  $  478,511
  Money Market Investments (cost $96,764).......................................      96,760
                                                                                  -----------
                                                                                     575,271
  Cash..........................................................................         743
  Due from Futures Variation Margin.............................................       1,181
  Dividends and Interest Receivable.............................................         353
  Due from Sale of Fund Shares..................................................         182
                                                                                  -----------
    Total Assets................................................................     577,730
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................       2,346
  Due on Redemption of Fund Shares..............................................         954
  Due to Investment Advisor.....................................................         210
  Accrued Expenses..............................................................          30
                                                                                  -----------
    Total Liabilities...........................................................       3,540
                                                                                  -----------
NET ASSETS......................................................................  $  574,190
                                                                                  -----------
                                                                                  -----------

REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   234,555 shares outstanding)..................................................  $  384,264
  Undistributed Net Investment Income...........................................       3,072
  Undistributed Accumulated Net Realized Gain on Investments....................      11,556
  Net Unrealized Appreciation of:
    Investment Securities.......................................................     172,844
    Index Futures Contracts.....................................................       2,454
                                                                                  -----------
  Net Assets for 234,555 Shares Outstanding.....................................  $  574,190
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     2.45
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $76)................................  $  2,257
    Interest....................................................................     1,878
                                                                                  ---------
      Total Income..............................................................     4,135
                                                                                  ---------
  Expenses
    Management Fees.............................................................     1,052
    Other Expenses..............................................................        10
    Custodian Expenses..........................................................         9
                                                                                  ---------
      Total Expenses............................................................     1,071
                                                                                  ---------
        Less Custodian Fees:
           Paid by Affiliate....................................................        (6)
           Paid Indirectly......................................................        (3)
                                                                                  ---------
      Total Net Expenses........................................................     1,062
                                                                                  ---------
  Net Investment Income.........................................................     3,073
                                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities.......................................................     9,904
    Index Futures Contracts.....................................................     3,215
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................    13,119
                                                                                  ---------
  Net Change in Unrealized Appreciation of:
    Investments Securities......................................................    39,705
    Index Futures Contracts.....................................................       900
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......    40,605
                                                                                  ---------
    Net Gain on Investments.....................................................    53,724
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ 56,797
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                         FOR THE
                                                       SIX MONTHS      FOR THE
                                                          ENDED          YEAR
                                                        JUNE 30,        ENDED
                                                          1999       DECEMBER 31,
                                                       (UNAUDITED)       1998
                                                       -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income............................  $    3,073     $    3,561
    Net Realized Gain on Investments.................      13,119         11,976
    Net Change in Unrealized Appreciation of
     Investments for the Period......................      40,605         62,197
                                                       -----------   ------------
      Net Increase in Net Assets Resulting from
      Operations.....................................      56,797         77,734
                                                       -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income............................        (917)        (2,645)
    Net Realized Gain on Investments.................     (13,531)        (4,068)
                                                       -----------   ------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders..................     (14,448)        (6,713)
                                                       -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 44,016 and 56,014 Shares...     103,066        112,510
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (6,040 and 3,330 shares,
     respectively)...................................      14,448          6,713
    Payments for 2,970 and 6,148 Shares Redeemed.....      (6,955)       (12,033)
                                                       -----------   ------------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions (47,086 and 53,196 shares,
      respectively)..................................     110,559        107,190
                                                       -----------   ------------
  Total Increase in Net Assets.......................     152,908        178,211
NET ASSETS
  Beginning of Period................................     421,282        243,071
                                                       -----------   ------------
  End of Period (includes undistributed net
   investment income of $3,072 and $916
   respectively).....................................  $  574,190     $  421,282
                                                       -----------   ------------
                                                       -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                 FOR THE
                                                                                                                 PERIOD
                                                                                                                 MAY 3,
                                                 FOR THE                                                          1994*
                                               SIX MONTHS                                                        THROUGH
                                                  ENDED                                                         DECEMBER
                                                JUNE 30,             FOR THE YEAR ENDED DECEMBER 31,               31,
                                                  1999       -----------------------------------------------   -----------
                                               (UNAUDITED)      1998         1997        1996        1995         1994
                                               -----------   -----------   ---------   ---------   ---------   -----------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period.......  $     2.25    $     1.81    $   1.46    $   1.26    $   1.00    $     1.00
    Income from Investment Operations:
      Net Investment Income..................        0.01          0.02        0.02        0.02        0.02          0.01
      Net Realized and Unrealized Gains on
       Investments...........................        0.25          0.46        0.42        0.25        0.28            --
                                               -----------   -----------   ---------   ---------   ---------   -----------
        Total from Investment Operations.....        0.26          0.48        0.44        0.27        0.30          0.01
                                               -----------   -----------   ---------   ---------   ---------   -----------
    Less Distributions:
      Distributions from Net Investment
       Income................................        0.00         (0.02)      (0.02)      (0.02)      (0.02)        (0.01)
      Distributions from Realized Gains on
       Investments...........................       (0.06)        (0.02)      (0.07)      (0.05)      (0.02)           --
                                               -----------   -----------   ---------   ---------   ---------   -----------
        Total Distributions..................       (0.06)        (0.04)      (0.09)      (0.07)      (0.04)        (0.01)
                                               -----------   -----------   ---------   ---------   ---------   -----------
Net Asset Value, End of Period...............  $     2.45    $     2.25    $   1.81    $   1.46    $   1.26    $     1.00
                                               -----------   -----------   ---------   ---------   ---------   -----------
                                               -----------   -----------   ---------   ---------   ---------   -----------
Total Return+................................       11.94%++      26.69%      29.85%      20.91%      30.82%         1.55%++
                                               -----------   -----------   ---------   ---------   ---------   -----------
                                               -----------   -----------   ---------   ---------   ---------   -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands).....  $  574,190    $  421,282    $243,071    $170,482    $ 85,557    $   41,868
                                               -----------   -----------   ---------   ---------   ---------   -----------
                                               -----------   -----------   ---------   ---------   ---------   -----------
Ratio of Expenses to Average Net Assets              0.43%**       0.46%       0.49%       0.57%       0.61%         0.71%**
                                               -----------   -----------   ---------   ---------   ---------   -----------
                                               -----------   -----------   ---------   ---------   ---------   -----------
Ratio of Net Investment Income to Average Net
 Assets                                              1.28%**       1.10%       1.24%       1.41%       1.77%         2.30%**
                                               -----------   -----------   ---------   ---------   ---------   -----------
                                               -----------   -----------   ---------   ---------   ---------   -----------
Portfolio Turnover Rate......................       11.36%        21.64%      33.20%      37.61%      46.83%        16.51%
                                               -----------   -----------   ---------   ---------   ---------   -----------
                                               -----------   -----------   ---------   ---------   ---------   -----------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

GROWTH AND INCOME STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $596,207).................................................  $  674,915
  Money Market Investments (cost $2,997)........................................       2,997
                                                                                  -----------
                                                                                     677,912
  Due From Sale of Securities...................................................       4,398
  Dividends and Interest Receivable.............................................         545
  Due from Sale of Fund Shares..................................................         293
                                                                                  -----------
    Total Assets................................................................     683,148
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................       4,441
  Due on Redemption of Fund Shares..............................................         400
  Due to Investment Advisor.....................................................         334
  Accrued Expenses..............................................................          31
                                                                                  -----------
    Total Liabilities...........................................................       5,206
                                                                                  -----------
NET ASSETS......................................................................  $  677,942
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital
   (2,000,000 shares authorized, $.01 par value; 422,368 shares outstanding)....  $  563,587
  Undistributed Net Investment Income...........................................       2,342
  Undistributed Accumulated Net Realized Gain on Investments....................      33,304
  Net Unrealized Appreciation of Investments....................................      78,709
                                                                                  -----------
  Net Assets for 422,368 Shares Outstanding.....................................  $  677,942
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     1.61
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $51)................................  $  3,909
    Interest....................................................................       167
                                                                                  ---------
      Total Income..............................................................     4,076
                                                                                  ---------
  Expenses
    Management Fees.............................................................     1,722
    Custodian Fees..............................................................        18
    Other Expenses..............................................................        11
                                                                                  ---------
      Total Expenses............................................................     1,751
                                                                                  ---------
        Less Custodian Fees:
           Paid by Affiliate....................................................       (17)
           Paid Indirectly......................................................        (1)
                                                                                  ---------
      Total Net Expense.........................................................     1,733
                                                                                  ---------
  Net Investment Income.........................................................     2,343
                                                                                  ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments..............................................    35,352
    Net Change in Unrealized Appreciation of Investments for the Period.........    25,343
                                                                                  ---------
  Net Gain on Investments.......................................................    60,695
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ 63,038
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                            FOR THE
                                          SIX MONTHS
                                             ENDED        FOR THE
                                           JUNE 30,      YEAR ENDED
                                             1999       DECEMBER 31,
                                          (UNAUDITED)       1998
                                          -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $    2,343     $    4,096
    Net Realized Gain on Investments....      35,352         67,556
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................      25,343         26,191
                                          -----------   ------------
      Net Increase in Net Assets
      Resulting from Operations.........      63,038         97,843
                                          -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income...............        (164)        (3,933)
    Net Realized Gain on Investments....     (69,388)          (731)
                                          -----------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................     (69,552)        (4,664)
                                          -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 34,861 and
     82,937 Shares......................      57,032        120,879
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (43,992 and 3,111 shares,
     respectively)......................      69,552          4,664
    Payments for 8,008 and 14,061 Shares
     Redeemed...........................     (13,098)       (19,687)
                                          -----------   ------------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions (70,845 and 71,987
      shares, respectively).............     113,486        105,856
                                          -----------   ------------
  Total Increase in Net Assets..........     106,972        199,035
NET ASSETS
  Beginning of Period...................     570,970        371,935
                                          -----------   ------------
  End of Period (includes undistributed
   net investment income of $2,342 and
   $163, respectively)..................  $  677,942     $  570,970
                                          -----------   ------------
                                          -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Growth and Income Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                            FOR THE                                                               MAY 3,
                                          SIX MONTHS                                                               1994*
                                             ENDED                          FOR THE YEAR                          THROUGH
                                           JUNE 30,                      ENDED DECEMBER 31,                      DECEMBER
                                             1999       -----------------------------------------------------       31,
                                          (UNAUDITED)      1998          1997          1996          1995          1994
                                          -----------   -----------   -----------   -----------   -----------   -----------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $     1.62    $     1.33    $     1.32    $     1.21    $     0.98    $     1.00
    Income from Investment Operations:
      Net Investment Income.............        0.01          0.01          0.01          0.02          0.02          0.01
      Net Realized and Unrealized Gains
       (Losses) on Investments..........        0.14          0.29          0.37          0.23          0.29         (0.01)
                                          -----------   -----------   -----------   -----------   -----------   -----------
        Total from Investment
         Operations.....................        0.15          0.30          0.38          0.25          0.31         (0.00)
                                          -----------   -----------   -----------   -----------   -----------   -----------
    Less Distributions:
      Distributions from Net Investment
       Income...........................        0.00         (0.01)        (0.01)        (0.02)        (0.02)        (0.01)
      Distributions from Realized Gains
       on Investments...................       (0.16)         0.00         (0.36)        (0.12)        (0.06)        (0.01)
                                          -----------   -----------   -----------   -----------   -----------   -----------
        Total Distributions.............       (0.16)        (0.01)        (0.37)        (0.14)        (0.08)        (0.02)
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period..........  $     1.61    $     1.62    $     1.33    $     1.32    $     1.21    $     0.98
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total Return+...........................       10.51%++      23.14%        30.03%        19.97%        31.12%         0.34%++
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $  677,942    $  570,970    $  371,936    $  234,184    $  136,923    $   64,700
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Ratio of Expenses to Average Net
 Assets.................................        0.56%**       0.58%         0.60%         0.62%         0.69%         0.78%**
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Ratio of Net Investment Income to
 Average Net Assets.....................        0.78%**       1.00%         1.04%         1.44%         1.68%         1.93%**
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Portfolio Turnover Rate.................       57.77%       160.40%       144.52%        93.92%        80.00%        54.18%
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

*  Commencement of Operations.
** Computed on an annualized basis.
+ Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

INDEX 500 STOCK PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stocks (cost $1,118,526)...............................................  $2,053,431
  Money Market Investments (cost $14,442).......................................      14,436
                                                                                  -----------
                                                                                   2,067,867
  Dividends and Interest Receivable.............................................       1,906
  Due From Sale of Fund Shares..................................................       1,003
  Due From Sale of Securities...................................................         940
  Due From Futures Variation Margin.............................................         263
                                                                                  -----------
    Total Assets................................................................   2,071,979
                                                                                  -----------
LIABILITIES
  Due on Redemption of Fund Shares..............................................       1,960
  Due to Investment Advisor.....................................................         358
  Accrued Expenses..............................................................          70
  Due on Purchase of Securities.................................................          27
                                                                                  -----------
    Total Liabilities...........................................................       2,415
                                                                                  -----------

NET ASSETS......................................................................  $2,069,564
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital (2,000,000 shares authorized, $.01 par value;
   573,146 shares outstanding)..................................................  $1,101,452
  Undistributed Net Investment Income...........................................      11,514
  Undistributed Accumulated Net Realized Gain on Investments....................      21,246
NET UNREALIZED APPRECIATION OF:
    Investment Securities.......................................................     934,899
    Index Futures Contracts.....................................................         453
                                                                                  -----------
  Net Assets for 573,146 Shares Outstanding.....................................  $2,069,564
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     3.61
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Dividends (less foreign dividend tax of $191)...............................  $  12,154
    Interest....................................................................      1,259
                                                                                  ----------
    Total Income................................................................     13,413
                                                                                  ----------
  Expenses
    Management Fees.............................................................      1,858
    Custodian Fees..............................................................         24
    Other Expenses..............................................................         21
                                                                                  ----------
      Total Expenses............................................................      1,903
                                                                                  ----------
      Less Custodian Fees Paid Indirectly.......................................         (3)
                                                                                  ----------
      Total Net Expenses........................................................      1,900
                                                                                  ----------
  Net Investment Income.........................................................     11,513
                                                                                  ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net Realized Gain on Investments:
    Investment Securities.......................................................     16,355
    Index Futures Contracts.....................................................      4,908
                                                                                  ----------
  Net Realized Gain on Investments for the Period...............................     21,263
                                                                                  ----------
NET CHANGE IN UNREALIZED APPRECIATION OF:
  Investment Securities.........................................................    186,121
  Index Futures Contracts.......................................................        129
                                                                                  ----------
    Net Change in Unrealized Appreciation of Investments for the Period.........    186,250
                                                                                  ----------
  Net Gain on Investments.......................................................    207,513
                                                                                  ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......................................................  $ 219,026
                                                                                  ----------
                                                                                  ----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                            FOR THE
                                           SIX MONTHS
                                             ENDED         FOR THE
                                            JUNE 30,      YEAR ENDED
                                              1999       DECEMBER 31,
                                          (UNAUDITED)        1998
                                          ------------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $   11,513     $   19,630
    Net Realized Gain on Investments....      21,263         27,094
    Net Change in Unrealized
     Appreciation of Investments for the
     Period.............................     186,250        308,691
                                          ------------   ------------
      Net Increase in Net Assets
      Resulting from Operations.........     219,026        355,415
                                          ------------   ------------
  Disributions to Shareholders from:
    Net Investment Income...............     (19,629)       (17,811)
    Net Realized Gain on Investments....     (25,890)       (28,519)
                                          ------------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................     (45,519)       (46,330)
                                          ------------   ------------
  Fund Share Transactions
    Proceeds from Sale of 53,646 and
     79,805 Shares......................     185,394        233,133
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (12,786 and 16,132 shares,
     respectively)......................      45,519         46,330
    Payments for 7,399 and 17,928 Shares
     Redeemed...........................     (25,536)       (50,725)
                                          ------------   ------------
      Net Increase in Net Assets
      Resulting from Fund Share
      Transactions
       (59,033 and 78,009 shares,
      respectively).....................     205,377        228,738
                                          ------------   ------------
  Total Increase in Net Assets..........     378,884        537,823
NET ASSETS
  Beginning of Period...................   1,690,680      1,152,857
                                          ------------   ------------
  End of Period (includes undistributed
   net investment income of
   $11,514 and $19,630 respectively)....  $2,069,564     $1,690,680
                                          ------------   ------------
                                          ------------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Index 500 Stock Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                           FOR THE
                                             SIX
                                           MONTHS
                                            ENDED
                                          JUNE 30,                FOR THE YEARS ENDED DECEMBER 31,
                                            1999      ---------------------------------------------------------
                                          (UNAUDITED)   1998        1997        1996        1995        1994
                                          ---------   ---------   ---------   ---------   ---------   ---------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $   3.29    $   2.64    $   2.06    $   1.72    $   1.27    $   1.29
    Income from Investment Operations:
      Net Investment Income.............      0.02        0.04        0.04        0.04        0.04        0.03
      Net Realized and Unrealized Gain
       (Loss) on Investments............      0.38        0.71        0.62        0.35        0.42       (0.01)
                                          ---------   ---------   ---------   ---------   ---------   ---------
        Total from Investment
         Operations.....................      0.40        0.75        0.66        0.39        0.46        0.02
                                          ---------   ---------   ---------   ---------   ---------   ---------
    Less Distributions:
      Distributions from Net Investment
       Income...........................     (0.03)      (0.04)      (0.04)      (0.02)      (0.01)      (0.03)
      Distributions from Realized Gains
       on Investments...................     (0.05)      (0.06)      (0.04)      (0.03)         --       (0.01)
                                          ---------   ---------   ---------   ---------   ---------   ---------
        Total Distributions.............     (0.08)      (0.10)      (0.08)      (0.05)      (0.01)      (0.04)
                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period..........  $   3.61    $   3.29    $   2.64    $   2.06    $   1.72    $   1.27
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Total Return+...........................     12.32%++    28.72%      33.20%      22.75%      37.25%       1.21%
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $2,069,564  $1,690,680  $1,152,857  $740,066    $495,133    $316,123
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Ratio of Expenses to Average Net
 Assets.................................      0.20%**     0.21%       0.21%       0.21%       0.21%       0.24%
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Ratio of Net Investment Income to
 Average Net Assets.....................      1.24%**     1.40%       1.86%       2.27%       2.51%       3.10%
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------
Portfolio Turnover Rate.................      1.94%       3.03%       3.15%       3.45%       3.19%       5.59%
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.
** Computed on an annualized basis.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

BALANCED PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Common Stock (cost $708,115)..................................................  $ 1,843,309
  Bonds (cost $1,189,949).......................................................    1,169,334
  Other Investments (cost $480,748).............................................      480,724
                                                                                  ------------
                                                                                    3,493,367
  Cash..........................................................................          771
  Dividends and Interest Receivable.............................................       17,505
  Due from Sale of Securities...................................................        5,421
  Due from Futures Variation Margin.............................................        3,019
                                                                                  ------------
    Total Assets................................................................    3,520,083
                                                                                  ------------
LIABILITIES
  Due on Purchase of Securities.................................................        4,714
  Due on Redemption of Fund Shares..............................................        4,698
  Due to Investment Advisor.....................................................          929
                                                                                  ------------
    Total Liabilities...........................................................       10,341
                                                                                  ------------
NET ASSETS......................................................................  $ 3,509,742
                                                                                  ------------
                                                                                  ------------
REPRESENTED BY:
  Aggregate Paid in Capital
   (3,000,000 shares authorized, $.01 par value; 1,645,315 shares outstanding).................................................................  $ 2,305,197
  Undistributed Net Investment Income...........................................       54,632
  Undistributed Accumulated Net Realized Gain on Investments....................       28,978
NET UNREALIZED APPRECIATION OF:
  Investment Securities.........................................................    1,114,554
  Index Futures Contracts.......................................................        6,381
                                                                                  ------------
  Net Assets for 1,645,315 Shares Outstanding...................................  $ 3,509,742
                                                                                  ------------
                                                                                  ------------
  Net Asset Value, Offering and Redemption Price per Share......................  $      2.13
                                                                                  ------------
                                                                                  ------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Interest....................................................................  $ 48,707
    Dividends (less foreign dividend tax of $179)...............................    11,603
                                                                                  ---------
      Total Income..............................................................    60,310
                                                                                  ---------
  Expenses
    Management Fees.............................................................     5,043
                                                                                  ---------
  Net Investment Income.........................................................    55,267
                                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain (Loss) on Investments:
    Investment Securities.......................................................    25,279
    Index Futures Contracts.....................................................    22,358
    Foreign Currency Transactions...............................................      (447)
                                                                                  ---------
  Net Realized Gain on Investments for the Period...............................    47,190
                                                                                  ---------
NET CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) OF:
    Investment Securities.......................................................   127,177
    Futures Contracts...........................................................    (6,939)
    Foreign Currency Transactions...............................................       (14)
                                                                                  ---------
      Net Change in Unrealized Appreciation of Investments for the Period.......   120,224
                                                                                  ---------
    Net Gain on Investments.....................................................   167,414
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $222,681
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                                              FOR THE
                                                            SIX MONTHS
                                                               ENDED          FOR THE
                                                             JUNE 30,       YEAR ENDED
                                                               1999        DECEMBER 31,
                                                            (UNAUDITED)        1998
                                                           -------------   -------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income................................  $    55,267     $   104,548
    Net Realized Gain on Investments.....................       47,190         231,770
    Net Change in Unrealized Appreciation of Investments
     for the Period......................................      120,224         187,000
                                                           -------------   -------------
      Net Increase in Net Assets Resulting from
      Operations.........................................      222,681         523,318
                                                           -------------   -------------
  Distributions to Shareholders from:
    Net Investment Income................................     (104,192)        (95,131)
    Net Realized Gain on Investments.....................     (250,227)        (85,841)
                                                           -------------   -------------
      Net Decrease in Net Assets Resulting from
      Distributions to Shareholders......................     (354,419)       (180,972)
                                                           -------------   -------------
  Fund Share Transactions
    Proceeds from Sale of 32,547 and 54,658 Shares.......       73,035         113,335
    Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (167,416 and 89,901 shares,
     respectively).......................................      354,419         180,971
    Payments for 30,615 and 69,339 Shares Redeemed.......      (68,045)       (143,075)
                                                           -------------   -------------
      Net Increase in Net Assets Resulting from Fund
      Share Transactions (169,348 and 75,220 shares,
      respectively)......................................      359,409         151,231
                                                           -------------   -------------
  Total Increase in Net Assets...........................      227,671         493,577
NET ASSETS
  Beginning of Period....................................    3,282,071       2,788,494
                                                           -------------   -------------
  End of Period (includes undistributed net investment
   income of $54,632 and $103,557 respectively)..........  $ 3,509,742     $ 3,282,071
                                                           -------------   -------------
                                                           -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Balanced Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                             FOR THE
                                           SIX MONTHS
                                              ENDED                                   FOR THE YEAR
                                            JUNE 30,                               ENDED DECEMBER 31,
                                              1999        ---------------------------------------------------------------------
                                           (UNAUDITED)      1998        1997        1996           1995              1994
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $      2.22     $   1.99    $   1.72    $   1.60       $   1.31       $      1.33
    Income from Investment Operations:
      Net Investment Income.............         0.03         0.07        0.07        0.06           0.07              0.04
      Net Realized and Unrealized Gain
       (Loss) on Investments............         0.10         0.29        0.28        0.15           0.27             (0.05)
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
        Total from Investment
         Operations.....................         0.13         0.36        0.35        0.21           0.34             (0.01)
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
    Less Distributions:
      Distributions from Net Investment
       Income...........................        (0.06)       (0.07)      (0.06)      (0.06)         (0.04)            (0.00)
      Distributions from Realized Gains
       on Investments...................        (0.16)       (0.06)      (0.02)      (0.03)         (0.01)            (0.01)
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
        Total Distributions.............        (0.22)       (0.13)      (0.08)      (0.09)         (0.05)            (0.01)
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
  Net Asset Value, End of Period........  $      2.13     $   2.22    $   1.99    $   1.72       $   1.60       $      1.31
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
  Total Return+.........................         6.75%++     18.88%      21.52%      13.45%         26.39%             0.16%
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $ 3,509,742     $3,282,071  $2,788,494  $2,326,234    2$,083,289      $ 1,727,127
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
Ratio of Expenses to Average Net
 Assets.................................         0.30%**      0.30%       0.30%       0.30%          0.30%             0.30%
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
Ratio of Net Investment Income to
 Average Net Assets.....................         3.27%**      3.48%       3.70%       3.95%          4.40%             4.78%
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
Portfolio Turnover Rate.................        14.82%       44.18%      29.94%      67.66%         37.28%            42.35%
                                          -------------   ---------   ---------   ---------   ---------------   ---------------
                                          -------------   ---------   ---------   ---------   ---------------   ---------------

** Computed on an annualized basis.
+ Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

HIGH YIELD BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Bonds (cost $151,453).........................................................  $ $138,972
  Preferred Stock (cost $22,901)................................................      22,503
  Money Market Investments (cost $4,296)........................................       4,296
  Common Stock (cost $6,048)....................................................       3,908
                                                                                  -----------
                                                                                     169,679
  Cash..........................................................................       4,980
  Dividends and Interest Receivable.............................................       2,918
  Due from Sale of Securities...................................................         691
  Due from Sale of Fund Shares..................................................         115
                                                                                  -----------
    Total Assets................................................................     178,383
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................       5,276
  Due on Redemption of Fund Shares..............................................         259
  Due to Investment Advisor.....................................................          76
  Accrued Expenses..............................................................          23
                                                                                  -----------
    Total Liabilities...........................................................       5,634
                                                                                  -----------
NET ASSETS......................................................................  $  172,749
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital
   (2,000,000 shares authorized, $.01 par value; 183,750 shares outstanding)....  $  194,734
  Undistributed Net Investment Income...........................................      10,012
  Undistributed Accumulated Net Realized Loss on Investments....................     (16,979)
  Net Unrealized Depreciation of Investments....................................     (15,018)
                                                                                  -----------
  Net Assets for 183,750 Shares Outstanding.....................................  $  172,749
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     0.94
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Interest....................................................................  $  9,000
    Dividends...................................................................     1,591
                                                                                  ---------
      Total Income..............................................................    10,591
                                                                                  ---------
  Expenses
    Management Fees.............................................................       425
    Other Expenses..............................................................        11
    Custodian Fees..............................................................         8
                                                                                  ---------
      Total Expenses............................................................       444
                                                                                  ---------
        Less Custodian Fees:
           Paid by Affiliate....................................................        (7)
           Paid Indirectly......................................................        (1)
                                                                                  ---------
      Total Net Expenses........................................................       436
                                                                                  ---------
Net Investment Income...........................................................    10,155
                                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Loss on Investments..............................................   (13,565)
  Net Change in Unrealized Appreciation of Investments for the Period...........     4,358
                                                                                  ---------
  Net Loss on Investments.......................................................    (9,207)
                                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $    948
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                            FOR THE
                                          SIX MONTHS
                                             ENDED        FOR THE
                                           JUNE 30,      YEAR ENDED
                                             1999       DECEMBER 31,
                                          (UNAUDITED)       1998
                                          -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $   10,155     $   19,029
    Net Realized Loss on Investments....     (13,565)        (3,333)
    Net Change in Unrealized
     Appreciation (Depreciation) of
     Investments for the Period.........       4,358        (20,988)
                                          -----------   ------------
      Net Increase (Decrease) in Net
      Assets Resulting from
      Operations........................         948         (5,292)
                                          -----------   ------------
Distributions to Shareholders from:
  Net Investment Income.................        (198)       (18,974)
  Net Realized Gain on Investments......          --             --
                                          -----------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................        (198)       (18,974)
                                          -----------   ------------
Fund Share Transactions
  Proceeds from Sale of 7,331 and 60,216
   Shares...............................       6,798         65,439
  Proceeds from Shares Issued on
   Reinvestment of Distributions Paid
   (210 and 20,380 shares,
   respectively)........................         198         18,974
  Payments for 21,310 and 26,994 Shares
   Redeemed.............................     (19,779)       (28,403)
                                          -----------   ------------
      Net Increase (Decrease) in Net
      Assets Resulting from Fund Share
      Transactions ((13,769) and 53,602
      shares, respectively).............     (12,783)        56,010
                                          -----------   ------------
  Total Increase (Decrease) in Net
   Assets...............................     (12,033)        31,744
NET ASSETS
  Beginning of Period...................     184,782        153,038
                                          -----------   ------------
  End of Period (includes undistributed
   net investment income of $10,012 and
   $55, respectively)...................  $  172,749     $  184,782
                                          -----------   ------------
                                          -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
High Yield Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                            FOR THE                                                               FOR THE
                                          SIX MONTHS                                                            PERIOD MAY
                                             ENDED                                                               3, 1994*
                                           JUNE 30,                FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                             1999       -----------------------------------------------------    DECEMBER
                                          (UNAUDITED)      1998          1997          1996          1995        31, 1994
                                          -----------   -----------   -----------   -----------   -----------   -----------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $     0.94    $     1.06    $     1.10    $     1.03    $     0.97    $     1.00
    Income from Investment Operations:
      Net Investment Income.............        0.05          0.10          0.11          0.09          0.10          0.06
      Net Realized and Unrealized
       Gains(Losses) on Investments.....       (0.05)        (0.12)         0.06          0.10          0.07         (0.03)
                                          -----------   -----------   -----------   -----------   -----------   -----------
        Total from Investment
         Operations.....................       (0.00)        (0.02)         0.17          0.19          0.17          0.03
                                          -----------   -----------   -----------   -----------   -----------   -----------
    Less Distributions:
      Distributions from Net Investment
       Income...........................          --         (0.10)        (0.14)        (0.09)        (0.10)        (0.06)
      Distributions from Realized Gains
       on Investments...................          --            --         (0.07)        (0.03)        (0.01)           --
                                          -----------   -----------   -----------   -----------   -----------   -----------
        Total Distributions.............        0.00         (0.10)        (0.21)        (0.12)        (0.11)        (0.06)
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period..........  $     0.94    $     0.94    $     1.06    $     1.10    $     1.03    $     0.97
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total Return+...........................        0.54%++      (1.84%)       15.85%        19.77%        16.78%         3.02%++
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $  172,749    $  184,782    $  153,038    $   93,878    $   55,974    $   35,537
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Ratio of Expenses to Average Net
 Assets.................................        0.49%**       0.50%         0.55%         0.60%         0.65%         0.73%**
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Ratio of Net Investment Income to
 Average Net Assets.....................       11.47%**      10.85%         9.95%         9.54%         9.90%         9.40%**
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Portfolio Turnover Rate.................       72.12%       153.71%       129.49%       143.91%       116.57%       119.48%
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

 * Commencement of Operations.
 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

SELECT BOND PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Statements
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Bonds (cost $288,650).........................................................  $  278,622
  Other Investments (cost $14,377)..............................................      14,375
                                                                                  -----------
                                                                                     292,997
  Cash..........................................................................          93
  Due from Sale of Securities...................................................       3,388
  Interest Receivable...........................................................       2,710
  Due from Sale of Fund Shares..................................................         343
                                                                                  -----------
    Total Assets................................................................     299,531
                                                                                  -----------
LIABILITIES
  Due on Purchase of Securities.................................................       3,489
  Due on Redemption of Fund Shares..............................................         512
  Due to Investment Advisor.....................................................          79
  Due to Futures Variation Margin...............................................           6
                                                                                  -----------
    Total Liabilities...........................................................       4,086
                                                                                  -----------
NET ASSETS......................................................................  $  295,445
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital (1,000,000 shares authorized, $.01 par value;
   259,642 shares outstanding)..................................................  $  300,222
  Undistributed Net Investment Income...........................................       9,144
  Undistributed Accumulated Net Realized Loss on Investments....................      (3,930)
  Net Unrealized Appreciation (Depreciation) of:
    Investments Securities......................................................     (10,030)
    Futures Contracts...........................................................          39
                                                                                  -----------
  Net Assets for 259,642 Shares Outstanding.....................................  $  295,445
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     1.14
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Interest....................................................................  $  9,946
                                                                                  ---------
  Expenses
    Management Fees.............................................................       440
                                                                                  ---------
  Net Investment Income.........................................................     9,506
                                                                                  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net Realized Gain/(Loss) on Investments:
    Investment Securities.......................................................       136
    Foreign Currency Transactions...............................................       (14)
    Futures Contracts...........................................................       627
                                                                                  ---------
      Net Realized Gain on Investments for the Period...........................       749
                                                                                  ---------
  Net Change in Unrealized Appreciation (Depreciation) of:
    Investment Securities.......................................................   (11,520)
    Foreign Currency Transactions...............................................        (7)
    Futures Contracts...........................................................        42
                                                                                  ---------
      Net Change in Unrealized Depreciation for the Period......................   (11,485)
                                                                                  ---------
  Net Loss on Investments.......................................................   (10,736)
                                                                                  ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $ (1,230)
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Statement Of Changes In Net Assets
(IN THOUSANDS)

                                            FOR THE
                                          SIX MONTHS
                                             ENDED        FOR THE
                                            JUNE 30      YEAR ENDED
                                             1999       DECEMBER 31,
                                          (UNAUDITED)       1998
                                          -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $    9,506     $   18,143
    Net Realized Gain on Investments....         749          2,546
    Net Change in Unrealized
     Depreciation of Investments for the
     Period.............................     (11,485)        (2,027)
                                          -----------   ------------
      Net Increase (Decrease) in Net
      Assets Resulting from
      Operations........................      (1,230)        18,662
                                          -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income...............     (17,828)       (15,746)
    Net Realized Gain on Investments....      (7,228)        (2,700)
                                          -----------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................     (25,056)       (18,446)
                                          -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 15,500 and
     45,867 Shares......................      18,621         56,278
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (22,018 and 15,606 shares,
     respectively)......................      25,056         18,446
    Payments for 16,472 and 17,649
     Shares Redeemed....................     (19,980)       (21,741)
                                          -----------   ------------
    Net Increase in Net Assets Resulting
     from Fund Share Transactions
     (21,046 and 43,824 shares,
     respectively)......................      23,697         52,983
                                          -----------   ------------
  Total Increase (Decrease) in Net
   Assets...............................      (2,589)        53,199
NET ASSETS
  Beginning of Period...................     298,034        244,835
                                          -----------   ------------
  End of Period (includes undistributed
   net investment income of
   $9,144 and $18,064 respectively).....  $  295,445     $  298,034
                                          -----------   ------------
                                          -----------   ------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL SERIES FUND, INC.
Select Bond Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 FOR THE
                                               SIX MONTHS
                                                  ENDED
                                                JUNE 30,                   FOR THE YEAR ENDED DECEMBER 31,
                                                  1999       -----------------------------------------------------------
                                               (UNAUDITED)      1998         1997        1996        1995        1994
                                               -----------   -----------   ---------   ---------   ---------   ---------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of Period.......  $     1.25    $     1.26    $   1.22    $   1.23    $   1.06    $   1.15
    Income from Investment Operations:
      Net Investment Income..................        0.03          0.08        0.08        0.07        0.07        0.06
      Net Realized and Unrealized Gain (Loss)
       on Investments........................       (0.04)         0.00        0.04       (0.04)       0.13       (0.09)
                                               -----------   -----------   ---------   ---------   ---------   ---------
        Total from Investment Operations.....       (0.01)         0.08        0.12        0.03        0.20       (0.03)
                                               -----------   -----------   ---------   ---------   ---------   ---------
    Less Distributions:
      Dividends from Net Investment Income...       (0.07)        (0.08)      (0.08)      (0.04)      (0.03)      (0.06)
      Distributions from Realized Gains on
       Investments...........................       (0.03)        (0.01)         --          --          --          --
                                               -----------   -----------   ---------   ---------   ---------   ---------
        Total Distributions..................       (0.10)        (0.09)      (0.08)      (0.04)      (0.03)      (0.06)
                                               -----------   -----------   ---------   ---------   ---------   ---------
Net Asset Value, End of Period...............  $     1.14    $     1.25    $   1.26    $   1.22    $   1.23    $   1.06
                                               -----------   -----------   ---------   ---------   ---------   ---------
                                               -----------   -----------   ---------   ---------   ---------   ---------
Total Return+................................       (0.41%)++       7.07%      9.46%       3.31%      19.10%      (2.28%)
                                               -----------   -----------   ---------   ---------   ---------   ---------
                                               -----------   -----------   ---------   ---------   ---------   ---------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands).....  $  295,445    $  298,034    $244,835    $214,333    $198,142    $158,508
                                               -----------   -----------   ---------   ---------   ---------   ---------
                                               -----------   -----------   ---------   ---------   ---------   ---------
Ratio of Expenses to Average Net Assets......        0.30%**       0.30%       0.30%       0.30%       0.30%       0.30%
                                               -----------   -----------   ---------   ---------   ---------   ---------
                                               -----------   -----------   ---------   ---------   ---------   ---------
Ratio of Net Investment Income to Average Net
 Assets......................................        6.41%**       6.87%       7.03%       6.48%       6.61%       7.02%
                                               -----------   -----------   ---------   ---------   ---------   ---------
                                               -----------   -----------   ---------   ---------   ---------   ---------
Portfolio Turnover Rate......................       46.84%       161.79%     184.93%     195.98%      69.06%     108.00%
                                               -----------   -----------   ---------   ---------   ---------   ---------
                                               -----------   -----------   ---------   ---------   ---------   ---------

 ** Computed on an annualized basis.
 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

MONEY MARKET PORTFOLIO
NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Statements of
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS
  Money Market Investments (cost $331,950)......................................  $  331,950
  Cash..........................................................................         104
  Interest Receivable...........................................................       1,005
  Due from Sale of Fund Shares..................................................         237
                                                                                  -----------
    Total Assets................................................................     333,296
                                                                                  -----------
LIABILITIES
  Due on Redemption of Fund Shares..............................................       1,037
  Due to Investment Advisor.....................................................          90
                                                                                  -----------
    Total Liabilities...........................................................       1,127
                                                                                  -----------
NET ASSETS......................................................................  $  332,169
                                                                                  -----------
                                                                                  -----------
REPRESENTED BY:
  Aggregate Paid in Capital
   (1,000,000 shares authorized, $.01 par value; 332,181 shares outstanding)....  $  332,169
                                                                                  -----------
  Net Assets for 332,181 Shares Outstanding.....................................  $  332,169
                                                                                  -----------
                                                                                  -----------
  Net Asset Value, Offering and Redemption Price per Share......................  $     1.00
                                                                                  -----------
                                                                                  -----------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME
  Income
    Interest....................................................................  $  7,718
                                                                                  ---------
  Expenses
    Management Fees.............................................................       462
                                                                                  ---------
    Net Investment Income.......................................................     7,256
                                                                                  ---------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................  $  7,256
                                                                                  ---------
                                                                                  ---------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Statement of Changes in Net Assets
(IN THOUSANDS)

                                            FOR THE
                                          SIX MONTHS
                                          ENDED JUNE      FOR THE
                                              30,        YEAR ENDED
                                             1999       DECEMBER 31,
                                          (UNAUDITED)       1998
                                          -----------   ------------
INCREASE IN NET ASSETS
  Operations
    Net Investment Income...............  $    7,256     $   12,077
                                          -----------   ------------
      Net Increase in Net Assets
      Resulting from Operations.........       7,256         12,077
                                          -----------   ------------
  Distributions to Shareholders from:
    Net Investment Income...............      (7,256)       (12,077)
                                          -----------   ------------
      Net Decrease in Net Assets
      Resulting from Distributions to
      Shareholders......................      (7,256)       (12,077)
                                          -----------   ------------
  Fund Share Transactions
    Proceeds from Sale of 117,832 and
     222,296 Shares.....................     117,832        222,308
    Proceeds from Shares Issued on
     Reinvestment of Distributions Paid
     (7,256 and 12,077 shares,
     respectively)......................       7,256         12,077
    Payments for 84,383 and 137,391
     Shares Redeemed....................     (84,383)      (137,391)
                                          -----------   ------------
    Net Increase in Net Assets Resulting
     from Fund Share Transactions
     (40,705 and 96,982) shares,
     respectively)......................      40,705         96,994
                                          -----------   ------------
  Total Increase in Net Assets..........      40,705         96,994
NET ASSETS
  Beginning of Period...................     291,464        194,470
                                          -----------   ------------
  End of Period (includes no
   undistributed net investment
   income)..............................  $  332,169     $  291,464
                                          -----------   ------------
                                          -----------   ------------

    The accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Money Market Portfolio
Financial Highlights
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                          FOR THE SIX
                                            MONTHS
                                             ENDED                                 FOR THE YEAR
                                           JUNE 30,                             ENDED DECEMBER 31,
                                             1999       -------------------------------------------------------------------
                                          (UNAUDITED)      1998          1997          1996          1995          1994
                                          -----------   -----------   -----------   -----------   -----------   -----------
SELECTED PER SHARE DATA
  Net Asset Value, Beginning of
   Period...............................  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
    Net Investment Income...............        0.02          0.05          0.05          0.05          0.06          0.05
    Less Distributions from Net
     Investment Income..................       (0.02)        (0.05)        (0.05)        (0.05)        (0.06)        (0.05)
                                          -----------   -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Period..........  $     1.00    $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Total Return+...........................        2.36%++       5.43%         5.47%         5.29%         5.82%         4.03%
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
 thousands).............................  $  332,169    $  291,464    $  194,470    $  176,298    $  132,572    $  104,217
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Ratio of Expenses to Average Net
 Assets.................................        0.30%**       0.30%         0.30%         0.30%         0.30%         0.30%
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------
Ratio of Net Investment Income to
 Average Net Assets.....................        4.67%**       5.26%         5.33%         5.13%         5.61%         4.64%
                                          -----------   -----------   -----------   -----------   -----------   -----------
                                          -----------   -----------   -----------   -----------   -----------   -----------

** Computed on an annualized basis.

 + Total Return includes deductions for management and other fund expenses;
   excludes deductions for sales loads and account fees.
++ Reflects total return for the period; not annualized.

    The accompanying Notes are an Integral Part of the Financial Statements

                                       --

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1999

NOTE 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On April 30, 1999, two new portfolios commenced operations in the Series Fund:
Small Cap Growth Stock Portfolio and Index 400 Stock Portfolio. These two new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock. Par value is $.01 per share. Northwestern Mutual purchased 25,010,000 shares at $1.00 per share of the Index 400 Stock Portfolio and 5,010,000 shares at $1.00 per share of the Small Cap Growth Stock Portfolio.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

NOTE 3 -- Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional size trading units of bonds, without regard to exchange or over-the-counter prices. When quotations are not readily available, bonds are valued at fair market value determined by procedures approved by the Board of Directors. Stocks listed on a national or foreign stock exchange are valued at the final sale price, or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market on the basis of an average of the most recent bid prices or yields. Money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

NOTE 4 -- Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated in U.S. dollar amounts on the respective dates of such transactions. When the International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio purchases or sells a foreign security they may enter into a foreign exchange currency contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign exchange currency contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counter parties to meet the terms of their contracts.

The International Equity Portfolio, Balanced Portfolio and Select Bond Portfolio do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, the differences between the amounts of dividends and foreign withholding taxes recorded on the portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid.

NOTE 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities. The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Balanced and Select Bond Portfolios could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin," are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 6 -- Interest income and discounts earned are recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities when required for federal income tax purposes using the effective interest method. Securities

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1999

transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the six months ended June 30, 1999, transactions in securities other than money market investments were:

                                                                                                                 U.S. GOVT
                                                                                 U.S. GOVT     TOTAL SECURITY     SECURITY
                                                               TOTAL SECURITY     SECURITY         SALES/          SALES/
PORTFOLIOS                                                       PURCHASES       PURCHASES       MATURITIES      MATURITIES
-------------------------------------------------------------  --------------  --------------  --------------  --------------
Small Cap Growth Stock.......................................  $  11,181,044   $          --   $   1,423,471   $          --
Aggressive Growth Stock......................................    319,371,763              --     362,391,004              --
International Equity.........................................    696,768,620              --     708,571,439              --
Index 400 Stock..............................................     28,970,314              --       1,024,127              --
Growth Stock.................................................    106,999,368              --      47,594,962              --
Growth and Income Stock......................................    403,837,101              --     350,986,145              --
Index 500 Stock..............................................    210,792,469              --      35,571,578              --
Balanced.....................................................    556,267,227     432,532,541     421,376,829     242,780,708
High Yield Bond..............................................    121,089,146              --     127,787,309              --
Select Bond..................................................    147,670,853     102,054,168     130,507,342      52,363,329

NOTE 7 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Each Portfolio pays a monthly fee for these investment advisory services at an annual rate based on the average daily net asset values of each Portfolio. For the Index 500 Stock Portfolio the rate is .20%, for the Index 400 Stock Portfolio the rate is .25%, and for the Balanced, Select Bond and Money Market Portfolios the rate is .30%. For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedule:

                                    FIRST $50    NEXT $50
PORTFOLIOS                           MILLION      MILLION      EXCESS
---------------------------------  -----------  -----------  -----------
Small Cap Growth Stock...........        .80%         .65%         .50%
Aggressive Growth Stock..........        .80%         .65%         .50%
International Equity.............        .85%         .65%         .65%
Growth Stock.....................        .60%         .50%         .40%
Growth and Income Stock..........        .70%         .60%         .55%
High Yield Bond..................        .60%         .50%         .40%

These amounts are paid to Northwestern Mutual Investment Services, Inc. ("NMIS") a wholly-owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Fund. Northwestern Mutual is also a party to the agreement. Other costs for each Portfolio are paid either by the Portfolios, Northwestern Mutual, or NMIS depending upon the applicable agreement in place.

Certain Portfolios pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. The Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. As of June 30, 1999, the amounts paid through expense offset arrangements are $1,250 in the Small Cap Growth Stock Portfolio, $2,168 in the Aggressive Growth Stock Portfolio, $750 in the Index 400 Stock Portfolio, $2,691 in the Growth Stock Portfolio, $1,251 in the Growth and Income Stock Portfolio, $2,940 in the Index 500 Stock Portfolio and $663 in the High Yield Bond Portfolio.

J. P. Morgan Investment Management, Inc. ("J. P. Morgan") and Templeton Investment Counsel, Inc. ("Templeton Counsel") have been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Growth and Income Stock Portfolio and the International Equity Portfolio, respectively. NMIS pays J. P. Morgan .45% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by J. P. Morgan, .40% on the next $100 million,
 .35% on the next $200 million and .30% in excess of $400 million. NMIS pays Templeton Counsel .50% on the first $100 million of the combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million.

The Growth and Income Stock Portfolio paid commissions on Fund transactions to an affiliated broker in the amount of $714 during the six months ended June 30, 1999.

NOTE 8 -- The Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since it expects to distribute all net investment income and net realized capital gains, the Series Fund anticipates incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios differ from book amounts earned during the period due to differences in the timing of capital recognition and due to the reclassification of certain gains or losses from capital to income. The differences between cost amounts for book purposes and tax purposes are due to treatment of deferred losses.

It is the policy of the Series Fund to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the statements of assets and liabilities.

                                       --

NORTHWESTERN MUTUAL SERIES FUND, INC.
Notes to Financial Statements
JUNE 30, 1999

For Federal income tax purposes, the High Yield Bond Portfolio has a net realized capital loss of $2,519,798 which will be carried forward to offset future net realized capital gains. The amount expires in 2006.

For Federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gains (losses).

NOTE 9 -- Dividends from net investment income and net realized capital gains are declared each year for the Small Cap Growth Stock, Aggressive Growth Stock, International Equity, Index 400 Stock, Growth Stock, Growth and Income Stock, Index 500 Stock, Balanced, High Yield Bond and Select Bond Portfolios and each business day for the Money Market Portfolio.

NOTE 10 -- NML voluntarily reimburses the International Equity Portfolio for the benefit NML receives from foreign dividend taxes charged against the Portfolio. The amount reimbursed represents approximately 65% of the foreign dividend tax withheld from the Portfolio. Reimbursements are recorded when foreign dividend taxes are accrued. This voluntary reimbursement for the six months ended June 30, 1999 and the year ended December 31, 1998 was $724,648 and $1,235,277, respectively.

                                       --

ACCOUNT B FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT B
Financial Statements
JUNE 30, 1999
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Small Cap Growth Stock
       5,442 shares (cost $5,907).................  $     6,580
      Aggressive Growth Stock
       220,712 shares (cost $560,049).............      811,559
      International Equity
       307,820 shares (cost $448,994).............      498,668
      Index 400 Stock
       4,538 shares (cost $4,627).................        4,788
      Growth Stock
       167,047 shares (cost $288,861).............      408,932
      Growth and Income Stock
       312,731 shares (cost $432,269).............      501,933
      Index 500 Stock
       397,385 shares (cost $790,413).............    1,434,958
      Balanced
       1,323,343 shares (cost $2,002,126).........    2,822,691
      High Yield Bond
       132,281 shares (cost $144,776).............      124,345
      Select Bond
       210,500 shares (cost $249,635).............      239,549
      Money Market
       234,980 shares (cost $234,142).............      234,980
    Russell Insurance Funds
      Multi-Style Equity
       317 shares (cost $5,079)...................        5,266
      Aggressive Equity
       198 shares (cost $2,453)...................        2,534
      Non-U.S.
       227 shares (cost $2,629)...................        2,660
      Real Estate Securities
       196 shares (cost $1,979)...................        1,933
      Core Bond
       202 shares (cost $2,040)...................        2,042   $ 7,103,418
                                                    -----------

Due from Sale of Fund Shares....................................        7,793
Due from Northwestern Mutual Life Insurance Company.............        1,266
                                                                  -----------
Total Assets....................................................  $ 7,112,477
                                                                  -----------
                                                                  -----------
LIABILITIES
  Due to Participants...........................................  $    13,285
  Due to Northwestern Mutual Life Insurance Company.............        7,793
  Due on Purchase of Fund Shares................................        1,266
                                                                  -----------
      Total Liabilities.........................................       22,344
                                                                  -----------
EQUITY (NOTE 8)
  Contracts Issued Prior to December 17, 1981...................      120,603
  Contracts Issued After December 16, 1981 and Prior to March
   31, 1995.....................................................    4,522,617
  Contracts Issued On or After March 31, 1995:
  Front Load Version............................................      765,522
  Back Load Version.............................................    1,681,391
                                                                  -----------
      Total Equity..............................................    7,090,133
                                                                  -----------
      Total Liabilities and Equity..............................  $ 7,112,477
                                                                  -----------
                                                                  -----------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      ---

ACCOUNT B FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                       SMALL CAP
                                                                         GROWTH
                                                                         STOCK               AGGRESSIVE GROWTH
                                              COMBINED                 DIVISION #              STOCK DIVISION
                                 ----------------------------------    ----------    ----------------------------------
                                   SIX MONTHS                          TWO MONTHS      SIX MONTHS
                                      ENDED           YEAR ENDED         ENDED            ENDED           YEAR ENDED
                                    JUNE 30,         DECEMBER 31,       JUNE 30,        JUNE 30,         DECEMBER 31,
                                      1999               1998             1999            1999               1998
                                 ---------------    ---------------    ----------    ---------------    ---------------

INVESTMENT INCOME
Dividend Income...............   $      500,805     $      279,975     $      --     $       27,399     $       29,446
Annuity Rate and Expense
  Guarantees..................           38,648             67,916             5              4,423              9,236
                                 ---------------    ---------------    ----------    ---------------    ---------------
Net Investment Income
  (Loss)......................          462,157            212,059            (5)            22,976             20,210
                                 ---------------    ---------------    ----------    ---------------    ---------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments...............           73,426             88,924            --             44,775             27,122
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................          (26,363)           521,055           673               (980)               650
                                 ---------------    ---------------    ----------    ---------------    ---------------
  Net Gain (Loss) on
    Investments...............           47,063            609,979           673             43,795             27,772
                                 ---------------    ---------------    ----------    ---------------    ---------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......          509,220            822,038           668             66,771             47,982
                                 ---------------    ---------------    ----------    ---------------    ---------------

EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................          439,373            804,374           365             36,476             94,566
  Annuity Payments............           (6,583)           (11,449)           --               (321)              (737)
  Surrenders and Other
    (net).....................         (246,070)          (370,627)           (5)           (33,060)           (55,446)
  Transfers from Other
    Divisions or Sponsor......          565,923            812,386         5,562             27,953             57,046
  Transfers to Other Divisions
    or Sponsor................         (573,381)          (825,382)          (40)          (104,184)          (113,076)
                                 ---------------    ---------------    ----------    ---------------    ---------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................          179,262            403,252         5,882            (73,136)           (17,646)
                                 ---------------    ---------------    ----------    ---------------    ---------------
Net Increase (Decrease) in
  Equity......................          688,482          1,231,340         6,550             (6,365)            30,336

EQUITY
  Beginning of Period.........        6,401,651          5,170,311            --            817,218            786,882
                                 ---------------    ---------------    ----------    ---------------    ---------------
  End of Period...............   $    7,090,133     $    6,401,651     $   6,550     $      810,853     $      817,218
                                 ---------------    ---------------    ----------    ---------------    ---------------
                                 ---------------    ---------------    ----------    ---------------    ---------------


                                 INTERNATIONAL EQUITY DIVISION
                                --------------------------------
                                  SIX MONTHS
                                    ENDED           YEAR ENDED
                                   JUNE 30,        DECEMBER 31,
                                     1999              1998
                                --------------    --------------
INVESTMENT INCOME
Dividend Income...............  $      69,657     $      29,263
Annuity Rate and Expense
  Guarantees..................          2,788             6,000
                                --------------    --------------
Net Investment Income
  (Loss)......................         66,869            23,263
                                --------------    --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments...............         13,733            17,380
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................        (30,040)          (24,915)
                                --------------    --------------
  Net Gain (Loss) on
    Investments...............        (16,307)           (7,535)
                                --------------    --------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......         50,562            15,728
                                --------------    --------------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................         20,759            60,272
  Annuity Payments............           (314)             (559)
  Surrenders and Other
    (net).....................        (18,226)          (33,875)
  Transfers from Other
    Divisions or Sponsor......         34,738            56,567
  Transfers to Other Divisions
    or Sponsor................        (77,178)         (102,582)
                                --------------    --------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................        (40,221)          (20,177)
                                --------------    --------------
Net Increase (Decrease) in
  Equity......................         10,341            (4,449)
EQUITY
  Beginning of Period.........        487,983           492,432
                                --------------    --------------
  End of Period...............  $     498,324     $     487,983
                                --------------    --------------
                                --------------    --------------

# The initial investments in the Small Cap Growth Stock and the Index 400 Stock
  Divisions were made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       97
                                       --

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                  INDEX 400
                                    STOCK                                                   GROWTH & INCOME
                                 DIVISION #          GROWTH STOCK DIVISION                   STOCK DIVISION
                                 -----------    --------------------------------    --------------------------------
                                 TWO MONTHS       SIX MONTHS                          SIX MONTHS
                                    ENDED           ENDED           YEAR ENDED          ENDED           YEAR ENDED
                                  JUNE 30,         JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                    1999             1999              1998              1999              1998
                                 -----------    --------------    --------------    --------------    --------------

INVESTMENT INCOME
Dividend Income...............   $       --     $      10,271     $       4,848     $      51,671     $       3,489
Annuity Rate and Expense
  Guarantees..................            3             1,956             2,665             2,547             4,034
                                 -----------    --------------    --------------    --------------    --------------
Net Investment Income
  (Loss)......................           (3)            8,315             2,183            49,124              (545)
                                 -----------    --------------    --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments...............           --               468             1,471               966             2,454
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................          161            29,846            49,578            (5,833)           67,034
                                 -----------    --------------    --------------    --------------    --------------
  Net Gain (Loss) on
    Investments...............          161            30,314            51,049            (4,867)           69,488
                                 -----------    --------------    --------------    --------------    --------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......          158            38,629            53,232            44,257            68,943
                                 -----------    --------------    --------------    --------------    --------------

EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................          479            38,631            54,754            33,927            73,068
  Annuity Payments............           --              (242)             (268)             (427)             (642)
  Surrenders and Other
    (net).....................          (18)          (11,193)          (12,505)          (14,029)          (19,173)
  Transfers from Other
    Divisions or Sponsor......        4,185            70,809            56,084            47,759            63,150
  Transfers to Other Divisions
    or Sponsor................          (34)          (28,367)          (28,461)          (33,080)          (46,768)
                                 -----------    --------------    --------------    --------------    --------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................        4,612            69,638            69,604            34,150            63,635
                                 -----------    --------------    --------------    --------------    --------------
Net Increase (Decrease) in
  Equity......................        4,770           108,267           122,836            78,407           138,578

EQUITY
  Beginning of Period.........           --           300,246           177,410           423,325           284,747
                                 -----------    --------------    --------------    --------------    --------------
  End of Period...............   $    4,770     $     408,513     $     300,246     $     501,732     $     423,325
                                 -----------    --------------    --------------    --------------    --------------
                                 -----------    --------------    --------------    --------------    --------------


                                            INDEX 500
                                          STOCK DIVISION
                                ----------------------------------
                                  SIX MONTHS
                                     ENDED           YEAR ENDED
                                   JUNE 30,         DECEMBER 31,
                                     1999               1998
                                ---------------    ---------------
INVESTMENT INCOME
Dividend Income...............  $       31,625     $       32,261
Annuity Rate and Expense
  Guarantees..................           7,404             11,266
                                ---------------    ---------------
Net Investment Income
  (Loss)......................          24,221             20,995
                                ---------------    ---------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments...............           3,188             15,353
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................         117,238            198,764
                                ---------------    ---------------
  Net Gain (Loss) on
    Investments...............         120,426            214,117
                                ---------------    ---------------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......         144,647            235,112
                                ---------------    ---------------
EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................          96,528            152,424
  Annuity Payments............          (1,232)            (1,910)
  Surrenders and Other
    (net).....................         (41,699)           (53,430)
  Transfers from Other
    Divisions or Sponsor......         138,642            154,924
  Transfers to Other Divisions
    or Sponsor................         (75,913)          (115,601)
                                ---------------    ---------------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................         116,326            136,407
                                ---------------    ---------------
Net Increase (Decrease) in
  Equity......................         260,973            371,519
EQUITY
  Beginning of Period.........       1,170,970            799,451
                                ---------------    ---------------
  End of Period...............  $    1,431,943     $    1,170,970
                                ---------------    ---------------
                                ---------------    ---------------

# The initial investments in the Small Cap Growth Stock and the Index 400 Stock
  Divisions were made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       98
                                       --

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                                                            SELECT BOND
                                         BALANCED DIVISION                 HIGH YIELD BOND DIVISION           DIVISION
                                 ----------------------------------    --------------------------------    --------------
                                   SIX MONTHS                            SIX MONTHS                          SIX MONTHS
                                      ENDED           YEAR ENDED           ENDED           YEAR ENDED          ENDED
                                    JUNE 30,         DECEMBER 31,         JUNE 30,        DECEMBER 31,        JUNE 30,
                                      1999               1998               1999              1998              1999
                                 ---------------    ---------------    --------------    --------------    --------------

                                 $      284,717     $      143,628     $         144     $      13,983     $      20,187

                                         16,263             29,061               692             1,408             1,342
                                 ---------------    ---------------    --------------    --------------    --------------
                                        268,454            114,567              (548)           12,575            18,845
                                 ---------------    ---------------    --------------    --------------    --------------

                                         11,655             24,370            (2,213)               87               854

                                       (118,352)           248,726             2,649           (18,317)          (21,979)
                                 ---------------    ---------------    --------------    --------------    --------------
                                       (106,697)           273,096               436           (18,230)          (21,125)
                                 ---------------    ---------------    --------------    --------------    --------------

                                        161,757            387,663              (112)           (5,655)           (2,280)
                                 ---------------    ---------------    --------------    --------------    --------------
                                        128,732            220,919             9,373            40,941            15,785
                                         (3,453)            (6,278)             (156)             (301)             (303)
                                        (91,250)          (153,449)           (4,806)           (8,012)           (9,960)

                                         82,403            103,591             9,748            39,779            23,551

                                        (83,249)          (133,506)          (26,023)          (31,044)          (27,010)
                                 ---------------    ---------------    --------------    --------------    --------------

                                         33,183             31,227           (11,864)           41,363             2,063
                                 ---------------    ---------------    --------------    --------------    --------------
                                        194,940            418,940           (11,976)           35,708              (217)

                                      2,621,697          2,202,757           136,369           100,661           238,257
                                 ---------------    ---------------    --------------    --------------    --------------
                                 $    2,816,637     $    2,621,697     $     124,393     $     136,369     $     238,040
                                 ---------------    ---------------    --------------    --------------    --------------
                                 ---------------    ---------------    --------------    --------------    --------------


                                                        MONEY MARKET DIVISION
                                                  ---------------------------------
                                                    SIX MONTHS
                                  YEAR ENDED          ENDED           YEAR ENDED
                                 DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                     1998              1999              1998
                                --------------    --------------    ---------------
                                $      14,579     $       5,134     $        8,478
                                        2,437             1,215              1,809
                                --------------    --------------    ---------------
                                       12,142             3,919              6,669
                                --------------    --------------    ---------------
                                          687                --                 --
                                         (465)               --                 --
                                --------------    --------------    ---------------
                                          222                --                 --
                                --------------    --------------    ---------------
                                       12,364             3,919              6,669
                                --------------    --------------    ---------------
                                       33,881            56,259             73,549
                                         (570)             (135)              (184)
                                      (13,382)          (21,833)           (21,355)
                                       50,471           108,289            230,774
                                      (36,471)         (118,091)          (217,873)
                                --------------    --------------    ---------------
                                       33,928            24,489             64,911
                                --------------    --------------    ---------------
                                       46,292            28,408             71,580
                                      191,965           205,586            134,006
                                --------------    --------------    ---------------
                                $     238,257     $     233,994     $      205,586
                                --------------    --------------    ---------------
                                --------------    --------------    ---------------

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                       99
                                       --

NML VARIABLE ANNUITY ACCOUNT B
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                                             RUSSELL
                                   RUSSELL       RUSSELL                       REAL
                                 MULTI-STYLE    AGGRESSIVE     RUSSELL        ESTATE        RUSSELL
                                   EQUITY         EQUITY       NON-U.S.     SECURITIES     CORE BOND
                                 DIVISION #     DIVISION #    DIVISION #    DIVISION #    DIVISION #
                                 -----------    ----------    ----------    ----------    -----------
                                 TWO MONTHS     TWO MONTHS    TWO MONTHS    TWO MONTHS    TWO MONTHS
                                    ENDED         ENDED         ENDED         ENDED          ENDED
                                  JUNE 30,       JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                    1999           1999          1999          1999          1999
                                 -----------    ----------    ----------    ----------    -----------

INVESTMENT INCOME
Dividend Income...............   $       --     $      --     $      --     $      --     $       --
Annuity Rate and Expense
  Guarantees..................            3             2             2             2              1
                                 -----------    ----------    ----------    ----------    -----------
Net Investment Income
  (Loss)......................           (3)           (2)           (2)           (2)            (1)
                                 -----------    ----------    ----------    ----------    -----------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain (Loss) on
    Investments...............           --            --            --            --             --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................          186            81            30           (45)             2
                                 -----------    ----------    ----------    ----------    -----------
  Net Gain (Loss) on
    Investments...............          186            81            30           (45)             2
                                 -----------    ----------    ----------    ----------    -----------
  Increase (Decrease) in
    Equity Derived from
    Investment Activity.......          183            79            28           (47)             1
                                 -----------    ----------    ----------    ----------    -----------

EQUITY TRANSACTIONS
  Contract Owners' Net
    Payments..................          924           321           219           146            449
  Annuity Payments............           --            --            --            --             --
  Surrenders and Other
    (net).....................            7             4             2            (4)            --
  Transfers from Other
    Divisions or Sponsor......        4,200         2,127         2,443         1,894          1,620
  Transfers to Other Divisions
    or Sponsor................          (58)           (7)          (43)          (66)           (38)
                                 -----------    ----------    ----------    ----------    -----------
Increase (Decrease) in Equity
  Derived from Equity
  Transactions................        5,073         2,445         2,621         1,970          2,031
                                 -----------    ----------    ----------    ----------    -----------
Net Increase (Decrease) in
  Equity......................        5,256         2,524         2,649         1,923          2,032

EQUITY
  Beginning of Period.........           --            --            --            --             --
                                 -----------    ----------    ----------    ----------    -----------
  End of Period...............   $    5,256     $   2,524     $   2,649     $   1,923     $    2,032
                                 -----------    ----------    ----------    ----------    -----------
                                 -----------    ----------    ----------    ----------    -----------

# The initial investments in the Russell Multi-Style Equity, Aggressive Equity, Non-U.S., Real Estate Securities, and Core Bond Divisions were made on April 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements
                       (Prepared from Unaudited Figures)

                                      100
                                       --

NOTES TO FINANCIAL STATEMENTS
NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
JUNE 30, 1999

NOTE 1 -- NML Variable Annuity Account B (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual" or "Sponsor") used to fund variable annuity contracts ("contracts") for tax-deferred annuities, individual retirement annuities and non-qualified plans. Beginning March 31, 1995, two versions of the contract are offered: Front Load contracts with a sales charge up to 4% of purchase payments and Back Load contracts with a withdrawal charge of 0-8%.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Funds' offering and redemption price per share.

The Funds are an open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. For variable payment plans issued prior to January 1, 1974, annuity reserves are based on the 1955 American Annuity Table with assumed interest rates of 3% or 5%. For variable payment plans issued on or after January 1, 1974 and before January 1, 1985, annuity reserves are based on the 1971 Individual Annuity Table with assumed interest rates of 3 1/2% or 5%. For variable payment plans issued on or after January 1, 1985, annuity reserves are based on the 1983 Table a with assumed interest rates of 3 1/2% or 5%.

NOTE 5 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of the Funds shares for the period ended June 30, 1999 by each Division are shown below:

                                        PURCHASES       SALES
                                      -------------  ------------
Small Cap Growth Stock Division       $   5,906,764  $         --
Aggressive Growth Division..........      2,452,900    78,976,850
International Equity Division.......     75,982,291    49,451,722
Index 400 Stock Division............      4,626,683            --
Growth Stock Division...............     78,787,058       793,497
Growth & Income Stock Division......     85,811,382     2,563,989

                                        PURCHASES       SALES
                                      -------------  ------------
Index 500 Stock Division............  $ 145,723,857  $  4,267,825
Balanced Division...................    333,888,323    30,679,939
High Yield Bond Division............      2,619,825    14,897,974
Select Bond Division................     33,051,483    10,991,606
Money Market Division...............     68,529,610    39,186,042
Russell Multi-Style Equity
Division............................      5,083,516         3,860
Russell Aggressive Equity
Division............................      2,452,900            --
Russell Non-U.S. Division...........      2,632,320         2,931
Russell Real Estate Securities
Division............................      1,978,623            --
Russell Core Bond Division..........      2,040,597           279

NOTE 6 -- A deduction for annuity rate and expense guarantees is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued on or after March 31, 1995, for the Front Load version and the Back Load version, the deduction for annuity rate and expense guarantees is determined daily at annual rates of 4/10 of 1% and 1 1/4%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 3/4 of 1% and 1 1/2% annual rate, respectively.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1 1/4% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1/2% annual rate.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 3/4 of 1% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual Life not to exceed a 1% annual rate.

Since 1995, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners' Net Deposit in the accompanying financial statements.

NOTE 7 -- Northwestern Mutual Life is taxed as a "life insurance company" under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

                                      ---

NML VARIABLE ANNUITY ACCOUNT B
Notes to Financial Statements
(IN THOUSANDS)
JUNE 30, 1999

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                CONTRACTS ISSUED:
                                                     CONTRACTS ISSUED:                     AFTER DECEMBER 16, 1981 AND
                                                 PRIOR TO DECEMBER 17, 1981                  PRIOR TO MARCH 31, 1995
                                          ----------------------------------------  -----------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
DIVISION                                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
----------------------------------------  --------------  -------------  ---------  --------------  -------------  ----------
Small Cap Growth Stock..................   $   1.207493            65    $      78   $   1.206482         2,339    $    2,823
Aggressive Growth Stock.................       4.361120           981        4,278       4.178043       123,627       516,520
International Equity....................       2.169017         1,379        3,523       2.103169       150,025       315,529
Index 400 Stock.........................       1.053682            --           --       1.052801         2,193         2,309
Growth Stock............................       2.843237           606        1,723       2.770795        65,399       181,208
Growth and Income.......................       2.684280           786        2,110       2.615948        89,437       233,963
Index 500 Stock.........................       4.799358        10,323       49,541       4.598110       169,864       781,052
Balanced................................       7.878513         5,456       42,991       7.219100       292,794     2,113,707
High Yield Bond.........................       1.584970           183          290       1.544569        28,262        43,653
Select Bond.............................       7.733186           902        6,977       7.083808        18,321       129,785
Money Market............................       2.705105         1,239        3,351       2.478389        48,628       120,519
Russell Multi-Style Equity..............       1.028438            59           61       1.027579         2,348         2,413
Russell Aggressive Equity...............       1.054834            --           --       1.053952         1,383         1,458
Russell Non-U.S.........................       1.004747            --           --       1.003905         1,665         1,672
Russell Real Estate Securities..........       0.983767            --           --       0.982947         1,051         1,033
Russell Core Bond.......................       0.985120            --           --       0.984296           562           553
                                                                         ---------                                 ----------
  Equity................................                                   114,923                                  4,448,197
  Annuity Reserves......................                                     5,680                                     74,420
                                                                         ---------                                 ----------
  Total Equity..........................                                 $ 120,603                                 $4,522,617
                                                                         ---------                                 ----------
                                                                         ---------                                 ----------

                                                     CONTRACTS ISSUED:                          CONTRACTS ISSUED:
                                                 ON OR AFTER MARCH 31, 1995                ON OR AFTER MARCH 31, 1995
                                                     FRONT LOAD VERSION                         BACK LOAD VERSION
                                          ----------------------------------------  -----------------------------------------
                                           ACCUMULATION       UNITS                  ACCUMULATION       UNITS
DIVISION                                    UNIT VALUE     OUTSTANDING    EQUITY      UNIT VALUE     OUTSTANDING     EQUITY
----------------------------------------  --------------  -------------  ---------  --------------  -------------  ----------
Small Cap Growth Stock..................   $   1.208192         2,033    $   2,455   $   1.206482           998    $    1,204
Aggressive Growth Stock.................       2.040275        37,811       77,145       4.178043        49,541       206,984
International Equity....................       1.790346        30,457       54,529       2.103169        56,680       119,208
Index 400 Stock.........................       1.054294         1,331        1,404       1.052801         1,014         1,068
Growth Stock............................       2.653796        26,900       71,388       2.770795        53,375       147,891
Growth and Income Stock.................       2.504677        32,813       82,186       2.615948        66,981       175,219
Index 500 Stock.........................       2.911674        60,041      174,820       4.598110        87,916       404,247
Balanced................................       2.037196        89,005      181,321       7.219100        57,605       415,855
High Yield Bond.........................       1.500925        18,291       27,453       1.544569        32,737        50,565
Select Bond.............................       1.342171        27,804       37,317       7.083808         8,378        59,350
Money Market............................       1.229057        34,263       42,111       2.478389        26,532        65,757
Russell Multi-Style Equity..............       1.029026         1,175        1,209       1.027579         1,540         1,582
Russell Aggressive Equity...............       1.055441           527          557       1.053952           493           520
Russell Non-U.S.........................       1.005329           570          573       1.003905           413           415
Russell Real Estate Securities..........       0.984339           475          468       0.982947           440           432
Russell Core Bond.......................       0.985693           977          963       0.984296           535           527
                                                                         ---------                                 ----------
  Equity................................                                   755,899                                  1,650,824
  Annuity Reserves......................                                     9,623                                     30,567
                                                                         ---------                                 ----------
  Total Equity..........................                                 $ 765,522                                 $1,681,391
                                                                         ---------                                 ----------
                                                                         ---------                                 ----------

                                      ---

                                         Annuity and Accumulation Products Dept.
                                                                   P.O. Box 2099
                                                        Milwaukee, WI 53201-2099
                                                             FAX #: 414-299-2632
Northwestern

Mutual Life-Registered Trademark-
            DEFERRED VARIABLE ANNUITY - TRANSFER OR ALLOCATION CHANGE

 CONTRACT NO.         ANNUITANT (PLEASE PRINT)

TRANSFER EXISTING BALANCES
The minimum amount that may be transferred from any investment division is $100 or the entire balance in that division, whichever is less. If you want to transfer the entire division, indicate "ALL." If the "Transfer From" column is not completed, the entire balance in each division will be reallocated according to the percentages indicated in the "Transfer To" column.

                    TRANSFER FROM:                                           TRANSFER TO:
                (DOLLAR AMOUNT OR ALL)                                  (WHOLE PERCENTS ONLY)
  1. Select Bond                      $                 1. Select Bond                                       %
  2. International Equity             $                 2. International Equity                              %
  3. Money Market                     $                 3. Money Market                                      %
  4. Balanced                         $                 4. Balanced                                          %
  5. Index 500 Stock                  $                 5. Index 500 Stock                                   %
  6. Aggressive Growth Stock          $                 6. Aggressive Growth Stock                           %
  7. High Yield Bond                  $                 7. High Yield Bond                                   %
  8. Growth Stock                     $                 8. Growth Stock                                      %
  9. Growth and Income Stock          $                 9. Growth and Income Stock                           %
 10. Index 400 Stock+                 $                 10. Index 400 Stock+                                 %
 11. Small Cap Growth Stock+          $                 11. Small Cap Growth Stock+                          %
 12. Russell Multi-Style Equity+      $                 12. Russell Multi-Style Equity+                      %
 13. Russell Aggressive Equity+       $                 13. Russell Aggressive Equity+                       %
 14. Russell Non-US+                  $                 14. Russell Non-US+                                  %
 15. Russell Real Estate Securities+  $                 15. Russell Real Estate Securities+                  %
 16. Russell Core Bond+               $                 16. Russell Core Bond+                               %
 17. Guaranteed Interest Fund+        $                 17. Guaranteed Interest Fund+                        %
                               TOTAL  $                                                TOTAL             100 %

CHANGE ALLOCATION OF FUTURE INVESTMENTS

Future investments WILL CONTINUE TO BE ALLOCATED AS THEY WERE PRIOR TO THE TRANSFER SHOWN ABOVE, unless new instructions are given below. Please indicate in whole percents only for a total of 100%.
                                                                                       Russell Aggressive
1.      Select Bond             %     7.      High Yield Bond            %     13.     Equity+                      %
                              ------                                   ------                                     ------
2.      International Equity    %     8.      Growth Stock               %     14.     Russell Non-US+              %
                              ------                                   ------                                     ------
                                                                                       Russell Real Estate
3.      Money Market            %     9.      Growth and Income Stock    %     15.     Securities+                  %
                              ------                                   ------                                     ------
4.      Balanced                %     10.     Index 400 Stock+           %     16.     Russell Core Bond+           %
                              ------                                   ------                                     ------
5.      Index 500 Stock         %     11.     Small Cap Growth Stock+    %     17.     Guaranteed Interest Fund+    %
                              ------                                   ------                                     ------
        Aggressive Growth                     Russell Multi-Style
6.      Stock                   %     12.     Equity+                    %                                 TOTAL   100%
                              ------                                   ------                                     ------

EFFECTIVE DATE

If received prior to the close of trading on the New York Stock Exchange, this request will   FUTURE EFFECTIVE DATE (MM/DD/YYYY)
be effective on the day this completed form is received at the Northwestern Mutual Life home office or the date requested, whichever is later.

SIGNATURE OF OWNER(S)/TRUSTEE REQUIRED (TITLE MUST BE INCLUDED):
                                                                                  Date signed
--------------------------------------------------------------------------------  --------------------
                                                                                  (MM/DD/YYYY)
                                                                                  Date signed
--------------------------------------------------------------------------------  --------------------
                                                                                  (MM/DD/YYYY)

Daytime Phone Number:     (  )
---------------------------------------------------------------------------

+   NOT AVAILABLE IN ALL STATES. (GIF - REFER TO TRANSFER RESTRICTIONS ON PAGE
    2. THE GIF IS NOT AVAILABLE FOR NML ACCOUNT C CONTRACTS.)

                           SEE PAGE 2 FOR FAX INSTRUCTIONS

                                                                       WORD 6-FE
90-1854 (0499)                                                     (Page 1 of 2)

                                       --

                                 HOW TO SUBMIT

FIRST CLASS MAIL

Please mail form to Northwestern Mutual Life, Annuity & Accumulation Products, P.O. Box 2099, Milwaukee, Wisconsin 53201-2099.

FAX

The completed/signed transfer/change of allocation form may be FAXed to the Home Office at (414) 299-2632. The original transfer form is not needed. Please keep for your records.

                             SIGNATURE INSTRUCTION

SIGNATURE BY OWNER

All Owners must sign name as it appears in the policy contract. If the Owner's name has changed since the policy was issued, he/she should add his/her present surname to his/her name as it appears in the policy contract.

SIGNATURE BY ASSIGNEE

If the signer of the form is an assignee and the assignee is a bank, savings and loan association, other financial institution or corporation, an officer must sign with his/her title. Name of corporate entity must appear above the signature.

SIGNATURE ON BEHALF OF CORPORATION

If the signer of the form is a corporation, an officer of the corporation must sign on behalf of the corporation with his/her title. The name of the corporation must appear above the signature.

SIGNATURE ON BEHALF OF PARTNERSHIP

If the signer of the form is a partnership, the name of the partnership must appear above the signature. A partner other than the Annuitant must sign.

SIGNATURE ON BEHALF OF TRUST

If the signer of the form is a Trust, the authorized Trustee must sign his/her name, followed by the word "Trustee." The name of the Trust must appear above the signature.

              GUARANTEED INTEREST FUND (GIF) TRANSFER RESTRICTIONS

When making a payment or transfer into the GIF, please be advised that transfers into and out of the GIF are restricted.

TIMING RESTRICTIONS

Transfers OUT of the GIF are not allowed for a period of 365 days following a transfer out of the fund.

Transfers IN to the GIF are not allowed for a period of 90 days following a transfer out of the fund.

AMOUNT RESTRICTION

The maximum amount that may be transferred out of the GIF in any one transfer is limited to THE GREATER OF:

-  25% of the GIF value on the previous anniversary, and

-  amount of the most recent transfer from the Guaranteed Interest Fund.

However, in no event will the maximum transfer amount be less than $1,000.00. There may be additional maximum transfer amount restrictions for your contract. See your contract and most recent prospectus for additional details.

                                                                       WORD 6-FE
90-1854 (0499)                                                     (Page 2 of 2)

                                       --

DIRECTORS AND OFFICERS
NORTHWESTERN MUTUAL SERIES FUND, INC.

DIRECTORS

JAMES D. ERICSON .... PRESIDENT AND CHIEF EXECUTIVE OFFICER, NORTHWESTERN MUTUAL
                                                                           LIFE,
 ..................................................................... MILWAUKEE
MARTIN F. STEIN ........................................ FOUNDER, STEIN OPTICAL,
 ..................................................................... MILWAUKEE
JOHN K. MACIVER ................. SENIOR PARTNER, MICHAEL BEST & FRIEDRICH, LLC,
 ..................................................................... MILWAUKEE
STEPHEN N. GRAFF .......................... RETIRED PARTNER, ARTHUR ANDERSEN LLP
 ..................................................................... MILWAUKEE
WILLIAM J. BLAKE ............................. CHAIRMAN, BLAKE INVESTMENT CORP.,
 ..................................................................... MILWAUKEE
WILLIAM A. MCINTOSH .......... RETIRED DIVISION HEAD--U.S. FIXED INCOME, SALOMON
                                                                       BROTHERS,
 ....................................................................... CHICAGO

OFFICERS

JAMES D. ERICSON ..................................................... PRESIDENT
MARK G. DOLL ........................................ VICE PRESIDENT & TREASURER
MERRILL C. LUNDBERG .................................................. SECRETARY
BARBARA E. COURTNEY ................................................. CONTROLLER

                                      ---

This report is submitted for the general information of owners of NML Variable Annuity Account B contracts. This report is not authorized for distribution to prospective purchasers of variable annuity contracts unless it is accompanied by an effective prospectus. Northwestern Mutual Life variable annuity contracts are sold through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual
Investment Services, LLC, a wholly-owned subsidiary of Northwestern Mutual Life and a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

90-1776 (6-99)


                                                        ------------------------
NORTHWESTERN                                              BOUND PRINTED MATTER
MUTUAL LIFE-Registered Trademark-                                BLK. RT.
PO Box 3095                                                 U.S. POSTAGE PAID
Milwaukee WI 53201-3095                                       MILWAUKEE, WI
                                                             PERMIT NO. 426
                                                        ------------------------

Change Service Requested